          AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2005

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                     File No. 33-43058/811-06227

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ---------------------

                                    FORM N-6


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                      [ ]
                                PRE-EFFECTIVE AMENDMENT NO. ____                             [ ]
                                POST-EFFECTIVE AMENDMENT NO. 17                              [X]
                                               AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                              [ ]
                                AMENDMENT NO. 4                                              [X]
                                 (CHECK APPROPRIATE BOX OR BOXES.)


              MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
                           (EXACT NAME OF REGISTRANT)

                      MERRILL LYNCH LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                      1300 MERRILL LYNCH DRIVE, 2ND FLOOR
                          PENNINGTON, NEW JERSEY 08534
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 274-6900

             BARRY SKOLNICK, ESQ.                                       COPY TO:
  SENIOR VICE PRESIDENT AND GENERAL COUNSEL                      STEPHEN E. ROTH, ESQ.
     MERRILL LYNCH LIFE INSURANCE COMPANY                        MARY E. THORNTON, ESQ.
     1300 MERRILL LYNCH DRIVE, 2ND FLOOR                    SUTHERLAND ASBILL & BRENNAN LLP
         PENNINGTON, NEW JERSEY 08534                        1275 PENNSYLVANIA AVENUE, N.W.
   (NAME AND ADDRESS OF AGENT FOR SERVICE)                     WASHINGTON, DC 20004-2415

It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b).

     [X] on May 1, 2005 pursuant to paragraph (b).

     [ ] 60 days after filing pursuant to paragraph (a)(1).
     [ ] on ____________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                             ---------------------

                     TITLE OF SECURITIES BEING REGISTERED:
 UNITS OF INTEREST IN MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------

    SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
    Issued by
    MERRILL LYNCH LIFE INSURANCE COMPANY
    Through
    MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
    Offered through                                                                PROSPECTUS
    MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED                             MAY 1, 2005
       Home Office                          Service Center
       Little Rock, Arkansas           4804 Deer Lake Drive East
       72201                          Jacksonville, Florida 32246
                                            1-800-354-5333
--------------------------------------------------------------------


This Prospectus describes a single premium variable life insurance policy (the "Policy") issued by Merrill Lynch Life Insurance Company ("we," "our," or "us"). WE DO NOT CURRENTLY OFFER THE POLICY FOR SALE TO NEW PURCHASERS. The Policy offers a choice of investments and an opportunity for the Policy's investment base, net cash surrender value, and death benefit to grow based on investment results of the investment divisions of the Merrill Lynch Life Variable Life Separate Account II (the "Separate Account") in which you invest. The Policy provides life insurance, with a life insurance benefit (the death benefit) payable if the insured dies while the Policy is in force. We guarantee that regardless of investment results, insurance coverage will continue until the insured's attained age 100, or, as you may select, for a shorter time if the face amount chosen is above the minimum face amount required for the single premium (sometimes referred to as the "initial premium"). During this guarantee period, we will terminate the Policy only if any loan debt exceeds certain Policy values. After the guarantee period ends, the Policy will remain in effect as long as the net cash surrender value is sufficient to cover all charges due.

INVESTING IN THE POLICY INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PREMIUM. We don't guarantee any minimum cash surrender value, or guarantee that Policy values will increase. Depending on the investment results of the investment divisions you select, the investment base, the net cash surrender value, and the death benefit may go up or down (although the death benefit will never be less than the face amount). You bear the investment risk under the Policy. YOU MAY BE REQUIRED TO MAKE ADDITIONAL PAYMENTS TO KEEP THE POLICY IN FORCE. The Policy is not suitable as a short-term savings vehicle.

This Prospectus provides basic information that a prospective policy owner should know before investing. You should keep this Prospectus for future reference. You should consider whether the Policy is suitable for you in light of your life insurance needs, including other insurance you already own.

REPLACING YOUR EXISTING LIFE INSURANCE WITH THE POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OF OR MAINTAIN THE POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY.

AN INVESTMENT IN THE POLICY IS NOT A BANK DEPOSIT, AND THE POLICY IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

The investment divisions in the Separate Account are currently available for investment in shares of portfolios of the following funds (the "Funds") or in specific units of The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities (the "Trusts"):


[ ]  FAM VARIABLE SERIES FUNDS, INC.


[ ]  FAM SERIES FUND, INC.

[ ]  MLIG VARIABLE INSURANCE TRUST
[ ]  AIM VARIABLE INSURANCE FUNDS
[ ]  ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
[ ]  MFS(R) VARIABLE INSURANCE TRUST(SM)

The specific portfolios of the Funds and units of the Trusts available under the Policy are listed on the following page.

A prospectus for each of the Funds and the Trusts must accompany this Prospectus. Please read these documents before investing and save them for future reference.

                     THE SECURITIES AND EXCHANGE COMMISSION
 (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS
                      PROSPECTUS IS ACCURATE OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following portfolios of the Funds and units of the Trusts are currently available under the Policy:


[ ]  FAM VARIABLE SERIES FUNDS, INC.


      Mercury Basic Value V.I. Fund


      Mercury Global Growth V.I. Fund


      Mercury Index 500 V.I. Fund


      Mercury International Value V.I. Fund


      Mercury Large Cap Growth V.I. Fund


      Mercury Large Cap Value V.I. Fund


      Mercury Value Opportunities V.I. Fund


      Mercury Utilities and Telecommunications V.I. Fund



[ ]  FAM SERIES FUND, INC.


      Mercury Balanced Capital Strategy Portfolio


      Mercury Large Cap Core Strategy Portfolio


      Mercury Core Bond Strategy Portfolio


      Mercury Fundamental Growth Strategy Portfolio


      Mercury Global Allocation Strategy Portfolio


      Mercury High Yield Portfolio


      Mercury Intermediate Government Bond Portfolio


      Mercury Money Reserve Portfolio


[ ]  MLIG VARIABLE INSURANCE TRUST
      Roszel/Delaware Trend Portfolio

      Roszel/Allianz CCM Capital Appreciation Portfolio


[ ]  MERRILL LYNCH FUND OF STRIPPED ("ZERO")
     U.S. TREASURY SECURITIES

      Nine maturity dates ranging from February 15, 2006-February 15, 2019


[ ]  AIM VARIABLE INSURANCE FUNDS
      AIM V.I. Capital Appreciation Fund
      AIM V.I. Premier Equity Fund

[ ]  ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

      AllianceBernstein Large Cap Growth Portfolio


[ ]  MFS(R) VARIABLE INSURANCE TRUST(SM)
      MFS(R) Emerging Growth Series

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


POLICY BENEFITS/RISKS SUMMARY...............................     1
  Policy Benefits...........................................     1
     The Policy in General..................................     1
     Premiums and Additional Payments.......................     1
     Death Benefit..........................................     2
     Surrenders.............................................     2
     Reallocations..........................................     2
     Dollar Cost Averaging Program..........................     2
     Loans..................................................     2
     Guarantee Period.......................................     3
  Policy Risks..............................................     3
     Risk of Poor Investment Performance....................     3
     Risk of Short-Term Investing...........................     3
     Risk of Lapse..........................................     3
     Tax Risks..............................................     3
     Surrender Risks........................................     4
     Loan Risks.............................................     4
     Risk of Increase in Current Fees and Expenses..........     4
  Portfolio Risks...........................................     4

FEE TABLE...................................................     5

MERRILL LYNCH LIFE INSURANCE COMPANY........................     7

THE SEPARATE ACCOUNT, THE FUNDS, AND THE TRUSTS.............     7
  The Separate Account......................................     7
     Changes Within the Separate Account....................     8
  The Funds.................................................     8
     Investment Objectives of the Portfolios................     9
     Certain Payments We Receive With Regard to the Funds...    13
     Selection of Underlying Funds..........................    14
     Resolving Material Conflicts...........................    14
  The Trusts................................................    14
  Voting Rights.............................................    15

THE POLICY..................................................    16
     Availability...........................................    16
     Who May be Covered.....................................    16
     Guarantee Period.......................................    17
     Right to Cancel ("Free Look" Period)...................    17
     Right to Exchange the Policy...........................    17
     Tax-Free 'Section 1035' Exchanges......................    17
     State Variations.......................................    18
     Ownership Rights.......................................    18
     Policy Changes (Applicable Federal Tax Law)............    18

PREMIUMS....................................................    18
  Initial Premium...........................................    18
     Minimum................................................    18
     Selecting the Initial Face Amount......................    18
  Making Additional Payments................................    19
     Effect of Additional Payments..........................    19
  Investment Base Allocations...............................    19
     Investment Base Allocation During the "Free Look"
      Period................................................    19


     Changing the Allocation................................    20
     Trust Allocations......................................    20

POLICY VALUES...............................................    20
  Separate Account Index....................................    20
  Investment Base...........................................    20
  Cash Surrender Value......................................    21
  Net Cash Surrender Value..................................    21
  Tabular Value.............................................    21

CHARGES AND DEDUCTIONS......................................    21
  Charges Deducted from the Investment Base.................    22
     Deferred Policy Loading................................    22
     Mortality Cost (Cost of Insurance).....................    22
     Reallocation Charges...................................    23
     Net Loan Cost..........................................    24
  Charges to the Separate Account...........................    24
     Mortality and Expense Risk Charge......................    24
  Charges to Divisions Investing in the Trusts..............    24
  Rider Charges.............................................    24
  Portfolio Expenses........................................    24

DEATH BENEFIT...............................................    25
  Death Benefit Proceeds....................................    25
  Variable Insurance Amount.................................    25
  Net Single Premium Factor.................................    25
  Payment of Death Benefit Proceeds.........................    26
  Income Plans..............................................    26

SUPPLEMENTAL BENEFITS (RIDERS)..............................    27

SURRENDERS..................................................    27

WHEN WE MAKE PAYMENTS.......................................    27

REALLOCATIONS...............................................    28
  Reallocating the Investment Base..........................    28
  Disruptive Trading........................................    28
  Dollar Cost Averaging.....................................    29
     Minimum Amounts........................................    30
     When We Make DCA Transfers.............................    30

LOANS.......................................................    30
  Policy Loans..............................................    30
  Requesting a Loan.........................................    31
  Effect on Death Benefit and Cash Surrender Value..........    31
  Loan Value................................................    31
  Interest..................................................    31

TELEPHONE REQUESTS..........................................    31

POLICY TERMINATION..........................................    32
  Guarantee Period..........................................    32
  When the Guarantee Period is Less Than for Life...........    32
  Reinstatement.............................................    32
  Maturity Proceeds.........................................    33


TAX CONSIDERATIONS..........................................    33
  Introduction..............................................    33
  Tax Status of the Policy..................................    33
  Diversification Requirements..............................    33
  Policy Loans..............................................    34
  Tax Treatment of Policy Loans and Other Distributions.....    34
  Aggregation of Modified Endowment Contracts...............    34
  Taxation of Single Premium Immediate Annuity Rider........    35
  Other Transactions........................................    35
  Other Taxes...............................................    35
  Ownership of Policies by Non-Natural Persons..............    35
  Non-Individual Owners and Business Beneficiaries of
     Policies...............................................    36
  Estate, Gift and Generation-Skipping Transfer Taxes.......    36
  Economic Growth and Tax Relief Reconciliation Act of
     2001...................................................    36
  Split-Dollar Arrangements.................................    36
  Foreign Tax Credits.......................................    37
  Alternative Minimum Tax...................................    37
  Withholding...............................................    37
  Life Insurance Purchases by Nonresident Aliens and Foreign
     Corporations...........................................    37
  Possible Tax Law Changes..................................    37
  Our Income Taxes..........................................    37

ADDITIONAL INFORMATION......................................    38
  Selling the Policy........................................    38
  Legal Proceedings.........................................    38
  Financial Statements......................................    39

GLOSSARY....................................................    40

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION...............................................    41

POLICY BENEFITS/RISKS SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This summary provides only a brief overview of the more important benefits and risks of the Policy. More detailed information about the Policy appears later in this Prospectus and in the Statement of Additional Information. For your convenience, we have provided a Glossary at the end of the Prospectus that defines certain words and phrases used in the Prospectus.

                                POLICY BENEFITS

THE POLICY IN GENERAL

POLICY AVAILABILITY. We are not currently offering the Policy for sale to new purchasers.

NON-TAXABLE DEATH BENEFIT. The Policy offers the potential of insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. We believe the Policy generally provides at least the minimum death benefit required under Federal tax law (although there is little guidance and some uncertainty as to how the tax law requirements apply to certain innovative features of the Policies). Assuming the Policy satisfies the applicable requirements, the Policy should provide an important tax benefit in that its death benefit generally should not be subject to income tax.

TAX-DEFERRED ACCUMULATION. The Policy gives you the opportunity for tax-deferred accumulation of your cash value, where any increases in the Policy's cash value generally are not taxable until distributed from the Policy. The Policy's cash value will increase or decrease depending on the investment performance of the investment divisions, the single premium you pay, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions (such as reallocations among investment divisions).

PERSONALIZED ILLUSTRATIONS. Illustrations used in connection with the purchase of the Policy are based on hypothetical investment rates of return. We don't guarantee these rates. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare the Policy to other life insurance policies. They are illustrative only, and not a representation of past or future performance. Actual rates of return may be more or less than those shown in the illustrations. Actual values will be different than those illustrated.

INVESTMENT BASE. A Policy's investment base is the amount available for investment in the Separate Account at any time. On the policy date (usually the next business day after our Service Center receives your single premium), the investment base is equal to the single premium. Afterwards, it varies daily based on the investment performance of your selected investment divisions (and any additional payments you make, the fees and charges we deduct, and the effect of any Policy transactions). You bear the risk of poor investment performance and receive the benefit of favorable investment performance. You may wish to consider diversifying your investment in the Policy by allocating the investment base to two or more investment divisions.


INVESTMENT DIVISIONS. Your initial premium and any additional payments are invested in investment divisions of the Separate Account. Generally, until the end of the "free look" period, we will invest your initial premium in the investment division of the Separate Account investing in the Mercury Money Reserve Portfolio. Afterwards, you may reallocate your investment base to up to five of the investment divisions. Investment returns from amounts allocated to the investment divisions will vary with the investment experience of these investment divisions and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE INVESTMENT DIVISIONS.


PREMIUMS AND ADDITIONAL PAYMENTS

SINGLE PREMIUM AND ADDITIONAL PAYMENTS. You pay a single premium. After the end of the "free look" period, you may make additional payments any time you choose up to four times a policy year. The minimum additional payment we will accept is $1,000. We may require satisfactory evidence of insurability before we accept a payment if the payment increases the net amount at risk under the Policy, or if the guarantee period at the time of payment is less than one year. You must submit an application when you make additional payments.

RIGHT TO CANCEL ("FREE LOOK" PERIOD) OR EXCHANGE. Once you receive the Policy, review it carefully to make sure it is what you want. Generally, you may return the Policy for a refund within ten days after you receive it. Some states allow a longer period of time to return the Policy. If required by your state, you may return the Policy within the later of ten days after receiving it or 45 days from the date the application is completed. If you return the Policy during the "free look" period, we will refund your single premium and any additional payments without interest. You also may exchange your Policy within 18 months for a policy with benefits that do not vary with the investment results of a separate account.

DEATH BENEFIT

As long as the Policy remains in force, we will pay a death benefit to the beneficiary upon the death of the insured. The death benefit equals the face amount or variable insurance amount, whichever is larger. The variable insurance amount increases or decreases on each policy processing date, depending on the investment results of the investment divisions you select, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions.

We will reduce any death benefit proceeds by the amount of any loan debt and any overdue charges if the Policy is in a grace period.

SURRENDERS

You may surrender your Policy at any time and receive the net cash surrender value. On a policy processing date that is also your policy anniversary, the net cash surrender value equals the investment base minus the balance of any deferred policy loading not yet deducted. If we calculate the net cash surrender value on a date that is not a policy processing date, we also subtract a pro-rata mortality cost. If we calculate the net cash surrender value on a date that is not a policy anniversary and you have loan debt, we also will subtract any pro-rata net loan cost. A surrender may have tax consequences.

You may not make partial withdrawals under the Policy.

REALLOCATIONS

Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We'll notify you if we impose any limitations. We may assess a $25 charge for each allocation change in excess of five per policy year. We may impose restrictions on reallocations by policy owners engaging in disruptive trading activities.

DOLLAR COST AVERAGING PROGRAM


The Policy offers an optional transfer feature called Dollar Cost Averaging ("DCA"). This feature allows you to make automatic monthly transfers from the Mercury Money Reserve investment division to up to four other investment divisions depending on your current allocation of investment base. The DCA program will terminate and no transfers will be made if transfers under DCA would cause you to be invested in more than five divisions. We don't charge for DCA transfers. These transfers are in addition to reallocations permitted under the Policy.


LOANS

You may borrow money from us, using your Policy as collateral, subject to limits. We deduct loan debt from the amount payable on surrender of the Policy and from any death benefit payable. Loan interest accrues daily and, IF IT IS NOT PAID EACH YEAR, IT IS TREATED AS A NEW LOAN (CAPITALIZED) AND ADDED TO THE OUTSTANDING LOAN AMOUNT. Depending upon investment performance of the investment divisions and the amounts borrowed, loans may cause a Policy to lapse. If the Policy lapses with loan debt outstanding, adverse tax consequences may result. Loan debt is considered part of the cash surrender value which is used to calculate taxable gain. Loans may have other adverse tax consequences.

GUARANTEE PERIOD

We guarantee that the Policy will stay in force until the insured's attained age 100, or for a shorter guarantee period depending on the face amount selected for a given premium. We won't cancel the Policy during the guarantee period unless the loan debt exceeds certain Policy values. We hold a reserve in our general account to support this guarantee. After the end of the guarantee period, we will cancel the Policy if the net cash surrender value on a policy processing date won't cover the charges due.

                                  POLICY RISKS

RISK OF POOR INVESTMENT PERFORMANCE

Since you invest your investment base in one or more investment divisions, you will be subject to the risk that investment performance will be unfavorable and that your investment base will decrease. You COULD lose everything you invest and your Policy could lapse without value, unless you make additional payments or are within the guarantee period (and you have no loan debt outstanding). In addition, we deduct Policy fees and charges from your investment base, which can significantly reduce your investment base. During times of poor investment performance, this deduction will have an even greater impact on your investment base.

RISK OF SHORT-TERM INVESTING

The Policy is designed to be long-term in nature in order to provide life insurance benefits for you. However, purchasing the Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time and do not anticipate needing periodic access to your cash value, since partial withdrawals are not permitted under the Policy. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

RISK OF LAPSE

Your Policy will enter a 61-day pre-lapse grace period if: (1) during the guarantee period, any loan debt exceeds certain Policy values; or (2) after the guarantee period ends, the net cash surrender value on a policy processing date is insufficient to cover all charges due. If you do not make a sufficient payment during this grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

Loans, any increase in current Policy charges, and/or poor investment returns could increase your risk of lapse. A POLICY LAPSE MAY HAVE ADVERSE TAX CONSEQUENCES.

If we cancel a Policy, you may reinstate it while the insured is still living, subject to certain conditions.

TAX RISKS

A Policy must satisfy certain requirements under Federal tax law in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. The manner in which these requirements should be applied to certain innovative features of the Policy offered by this Prospectus is not directly addressed by Section 7702 or the proposed regulations issued thereunder. The presence of these innovative Policy features, and the absence of final regulations or any other pertinent interpretations of the tests, thus create some uncertainty about the application of the tests to the Policy. Nevertheless, we believe that the Policy offered by this Prospectus qualifies as a life insurance contract for Federal income tax purposes. This means that:

   - the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

   - the policy owner should not be considered in constructive receipt of the Policy's cash surrender value, including any increases, until actual cancellation of the Policy.

Federal tax law establishes a class of life insurance policies referred to as modified endowment contracts or MECs, depending on the total amount of premiums paid under the policy. If a Policy is treated as a MEC, then withdrawals, surrenders and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of withdrawals, surrenders and loans taken before you reach age 59 1/2. These provisions apply to policies entered into on or after June 21, 1988. However, a Policy that is not originally classified as a MEC can become so classified if certain changes are made in the Policy at any time. We believe that these changes include your contractual right to make certain additional payments. You may choose not to exercise this right in order to preserve your Policy's current tax treatment.

If you do preserve your Policy's current tax treatment, and your Policy is not a MEC, then policy loans will be considered your indebtedness and no part of a policy loan will constitute income to you, and pre-death distributions will generally not be included in gross income to the extent that the amount received does not exceed your investment in the Policy.

SURRENDER RISKS

There may be tax consequences if you decide to surrender your Policy.

LOAN RISKS

A Policy loan, whether or not repaid, will affect the investment base over time because we subtract the amount of the loan from your investment base and hold it as collateral in our general account. Accordingly, the loan collateral does not participate in the investment results of the investment divisions. This collateral earns interest at a minimum rate of 4% annually for the first ten policy years and 4.15% thereafter. While a loan remains unpaid, we charge interest of 4.75% annually. Interest accrues each day and payments are due at the end of each policy year. IF YOU DON'T PAY THE INTEREST WHEN DUE, IT IS TREATED AS A NEW LOAN AND WE ADD IT TO THE UNPAID LOAN AMOUNT. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the investment divisions and the interest rate charged against and credited to the amount held in the general account as collateral, the effect could be favorable or unfavorable.

We reduce the amount of any loan debt from the amount payable on surrender of the Policy and from any death benefit payable. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the Policy to lapse sooner than if no loan had been taken, and adverse tax consequences could result.

RISK OF INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to make additional payments to keep the Policy in force unless your Policy is in the guarantee period and you have no loan debt outstanding.

                                PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in each Fund's prospectus and the Trusts' prospectus. Please refer to the Funds' and Trusts' prospectuses for more information.

THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following tables describe the fees and charges that a policy owner will pay when buying and owning the Policy. If the amount of a charge depends on the personal characteristics of the insured or the policy owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policy owner or insured with the characteristics listed below. These charges may not be typical of the charges you will pay.

The first table describes the fees and charges that a policy owner will pay when he or she buys the Policy, makes additional payments, or reallocates investment base among the investment divisions of the Separate Account.

--------------------------------------------------------------------------------------------------
                                         TRANSACTION FEES
--------------------------------------------------------------------------------------------------
                                                                         AMOUNT DEDUCTED(1)
                                                                   -------------------------------
                                                                     GUARANTEED
               CHARGE                   WHEN CHARGE IS DEDUCTED    MAXIMUM CHARGE   CURRENT CHARGE
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE IMPOSED ON
PREMIUMS (DEFERRED POLICY LOADING)(2)
--------------------------------------------------------------------------------------------------
    SALES LOAD                         In equal installments on     4.0% of the      4.0% of the
                                         the first ten policy      single premium   single premium
                                       anniversaries on or next     paid and any     paid and any
                                       following receipt of the      additional       additional
                                       initial premium and each       payments         payments
                                          additional payment
--------------------------------------------------------------------------------------------------
    FIRST YEAR ADMINISTRATIVE EXPENSE  In equal installments on     0.5% of the      0.5% of the
                                         the first ten policy      single premium   single premium
                                       anniversaries on or next     paid and any     paid and any
                                       following receipt of the      additional       additional
                                       initial premium and each       payments         payments
                                          additional payment
                                       received during the first
                                              policy year
--------------------------------------------------------------------------------------------------
    PREMIUM TAX CHARGE                 In equal installments on     2.5% of the      2.5% of the
                                         the first ten policy      single premium   single premium
                                       anniversaries on or next     paid and any     paid and any
                                       following receipt of the      additional       additional
                                       initial premium and each       payments         payments
                                          additional payment
--------------------------------------------------------------------------------------------------
REALLOCATION CHARGE                    On the policy processing        $25(3)            None
                                       date on or next following
                                        a change in investment
                                            base allocation
--------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:
--------------------------------------------------------------------------------------------------
    SINGLE PREMIUM IMMEDIATE ANNUITY      Upon receipt of the        5% of the        5% of the
    RIDER                                   single premium         single premium   single premium
                                                                   to be applied    to be applied
                                                                    to the Rider     to the Rider
--------------------------------------------------------------------------------------------------
    CHANGE OF INSURED RIDER                  Upon exercise           $1.50 per        $1.50 per
                                                                   $1,000 of face   $1,000 of face
                                                                   amount with a    amount with a
                                                                   minimum charge   minimum charge
                                                                   of $200 and a    of $200 and a
                                                                   maximum charge   maximum charge
                                                                     of $1,500        of $1,500
--------------------------------------------------------------------------------------------------

-------------------------------
(1) We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.
(2) Although chargeable to each payment, we advance the amount of the deferred policy loading to the Separate Account as part of your investment base. We then collect these funds in equal installments on the ten policy anniversaries on or following the date we receive and accept a payment. However, in determining the amount payable on surrender of the Policy, we subtract from the investment base the balance of the deferred policy loading that has not yet been deducted.
(3) We will not assess the reallocation charge for the first five changes in investment base allocation made each policy year.

The table below describes the fees and charges that a policy owner will pay periodically during the time he or she owns the Policy, not including Fund or Trust fees and expenses.

----------------------------------------------------------------------------------------------------------
                         PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------
                                                                             AMOUNT DEDUCTED(4)
                                                                   ---------------------------------------
                                                                       GUARANTEED
               CHARGE                   WHEN CHARGE IS DEDUCTED      MAXIMUM CHARGE       CURRENT CHARGE
----------------------------------------------------------------------------------------------------------
COST OF INSURANCE (MORTALITY COST)(5)  On each policy processing date after the policy
                                                 date

   ]  Minimum Charge                                                $0.26 per $1,000     $0.25 per $1,000
                                                                     of net amount        of net amount
                                                                        at risk            at risk plus
                                                                                              $12.50

   ]  Maximum Charge                                               $333.33 per $1,000   $249.75 per $1,000
                                                                     of net amount        of net amount
                                                                        at risk            at risk plus
                                                                                              $12.50

   ]  Charge for a male, attained age                               $5.29 per $1,000     $5.01 per $1,000
      60, in the simplified aggregate                                of net amount        of net amount
      underwriting class                                                at risk         at risk plus $8.75
----------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK CHARGE                Daily               Equivalent to        Equivalent to
                                                                   0.60% (annually at   0.60% (annually at
                                                                    the beginning of     the beginning of
                                                                   the year) of daily   the year) of daily
                                                                   net assets in each   net assets in each
                                                                       investment           investment
                                                                    division of the      division of the
                                                                    Separate Account     Separate Account
                                                                    in which you are     in which you are
                                                                        invested             invested
----------------------------------------------------------------------------------------------------------
TRUST CHARGE                                     Daily               Equivalent to        Equivalent to
                                                                   0.50% (annually at   0.34% (annually at
                                                                    the beginning of     the beginning of
                                                                   the year) of daily   the year) of daily
                                                                   net assets in each   net assets in each
                                                                       investment           investment
                                                                     division that        division that
                                                                     invests in the       invests in the
                                                                    Trusts, in which     Trusts, in which
                                                                    you are invested     you are invested
----------------------------------------------------------------------------------------------------------
NET LOAN COST(6)                            On each policy         0.75% of the loan    0.75% of the loan
                                              anniversary             debt on the          debt on the
                                                                    previous policy      previous policy
                                                                   anniversary during   anniversary during
                                                                     the first ten        the first ten
                                                                     policy years,        policy years,
                                                                      adjusted for         adjusted for
                                                                    subsequent loans     subsequent loans
                                                                        and loan             and loan
                                                                       repayments           repayments
----------------------------------------------------------------------------------------------------------

-------------------------------
(4) We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

(5) Mortality cost charges vary based on the insured's underwriting class, sex, attained age, and the Policy's net amount at risk. The mortality cost charge generally increases as the insured ages. The mortality cost charges shown in the table may not be typical of the charges you will pay. We guarantee that the mortality cost rates will not exceed the guaranteed maximum morality cost rates set forth in your Policy. You can obtain more information about your mortality cost charges by contacting our Service Center. The mortality cost charge is assessed until the insured's attained age 100.

(6) The net loan cost equals the difference between the interest charged and the earnings on the amount held as collateral in the general account. After the first ten policy years, the net loan cost equals 0.60%.

The next two tables describe the portfolio fees and expenses that a policy owner will pay periodically during the time that he or show owns the Policy. The fees and expenses are for the fiscal year ended December 31, 2004. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each Fund and the Trusts.



The following table shows the minimum and maximum Annual Portfolio Operating Expenses charged by any of the portfolios for the fiscal year ended December 31, 2004.


RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of each portfolio's average net assets):


--------------------------------------------------------------------------------
                                                               MINIMUM   MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (total of all
expenses that are deducted from portfolio assets, including
management fees, 12b-1 fees, and other expenses)                0.39%     1.20%
--------------------------------------------------------------------------------
NET ANNUAL PORTFOLIO OPERATING EXPENSES (total of all
expenses that are deducted from portfolio assets, including
management fees, 12b-1 fees, and other expenses - after any
contractual waivers or reimbursements of fees and
expenses)(8)                                                    0.39%     1.15%
--------------------------------------------------------------------------------


For information concerning compensation paid in connection with the sale of the Policy, see "Additional Information - Selling the Policy."

MERRILL LYNCH LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


We are a stock life insurance company located at 1300 Merrill Lynch Drive, 2nd Floor, Pennington, New Jersey 08534, organized under the laws of the State of Washington on January 27, 1986 and redomesticated under the laws of the State of Arkansas on August 31, 1991. We are an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"). We are authorized to sell life insurance and annuities in 49 states, Puerto Rico, Guam, the U.S. Virgin Islands and the District of Columbia.


THE SEPARATE ACCOUNT, THE FUNDS, AND THE TRUSTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              THE SEPARATE ACCOUNT

Tandem Insurance Group, Inc. ("Tandem") established the Separate Account, a separate investment account, on November 19, 1990. We acquired it on October 1, 1991 by merger. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). This registration does not involve any supervision by the SEC over the investment policies or practices of the Separate Account. The Separate Account meets the definition of a separate account under the Federal securities laws. We use the Separate Account to support the Policy as well as other variable life insurance policies we issue. The Separate Account is also governed by the laws of the State of Arkansas, our state of domicile.

We own all of the assets in the Separate Account. We keep the Separate Account's assets apart from our general account and any other separate accounts we may have. Arkansas insurance law provides that the Separate Account's assets, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct.

-------------------------------

(7) The Fund and Trust expenses used to prepare this table were provided to us by the Funds and the Trusts. We have not independently verified such information. Current or future expenses may be greater or less than those shown.


(8) The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for certain Funds that require the investment adviser to reimburse or waive Fund expenses above a certain threshold for a limited period of time ending no earlier than April 30, 2006. For more information about these arrangements, consult the prospectuses for the Funds.

Obligations to policy owners and beneficiaries that arise under the Policy are our obligations. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Policy, credited to or charged against the Separate Account without regard to our other income, gains or losses. The assets in the Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account. If the Separate Account's assets exceed the required reserves and other Policy liabilities, we may transfer the excess to our general account.

The investment divisions in the Separate Account are available for investment in shares of portfolios of the following Funds and Trusts:


   -  FAM Variable Series Funds, Inc. (the "Variable Series Funds");


   -  FAM Series Fund, Inc. (the "Series Fund");

   -  MLIG Variable Insurance Trust ("MLIG Trust")
   -  Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities;
   -  AIM Variable Insurance Funds (the "AIM V.I. Funds");
   -  AllianceBernstein Variable Products Series Fund, Inc. (the
      "AllianceBernstein Fund"); and
   -  MFS(R) Variable Insurance Trust(SM) (the "MFS Trust").

For more information, see "The Funds" and "The Trusts" below. You'll find complete information about the Funds and the Trusts, including the risks associated with each portfolio, in the accompanying prospectuses and statements of additional information. Read these carefully before investing, along with this Prospectus.

CHANGES WITHIN THE SEPARATE ACCOUNT

We may add new investment divisions. We can also close or eliminate investment divisions, combine two or more investment divisions, or substitute a new portfolio for the portfolio in which an investment division invests without your consent. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Policy or, in our sole discretion, for any other reason. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. If necessary, we would obtain approval from the Arkansas State Insurance Department and the SEC and any other required approvals before making such a substitution. A new or substituted portfolio may have different fees and expenses and its availability may be limited to certain classes of purchasers. Substitution may be made with respect to existing investment base or the investment of future additional payments, or both for some or all classes of Policies. Furthermore, we may close investment divisions to allocation of additional payments or investment base, or both, for some or all classes of Policies at any time in our sole discretion.

Subject to any required regulatory approvals, we can transfer assets of the Separate Account or of any of the investment divisions to another separate account or investment division.

When permitted by law, we also can:

   -  deregister the Separate Account under the 1940 Act;
   -  operate the Separate Account as a management company under the 1940 Act;
   - restrict or eliminate any voting rights of policy owners, or other persons who have voting rights as to the Separate Account; and
   -  combine the Separate Account with other separate accounts.

                                   THE FUNDS

Each division of the Separate Account invests exclusively in shares of a designated portfolio of a Fund (or in specific units of the Trusts, as discussed below in "The Trusts"). Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each Fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies, and restrictions of that portfolio.

Although the investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment advisers or manager is the same. Differences in portfolio size, actual investments held, portfolio expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain portfolios or Funds available only through the Policy have names similar to funds not available through the Policy. The performance of any fund not available through the Policy is not indicative of performance of the similarly named portfolio or Fund available through the Policy.


An investment in a division, or in any portfolio, including the Mercury Money Reserve Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Mercury Money Reserve Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the Mercury Money Reserve Portfolio division may become extremely low and possibly negative.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The following table summarizes each portfolio's investment objective(s) and policies. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PROSPECTUSES FOR THE FUNDS THAT ARE ATTACHED TO THIS PROSPECTUS. YOU SHOULD READ THE FUNDS' PROSPECTUSES CAREFULLY.

THE VARIABLE SERIES FUNDS


The Variable Series Funds is registered with the SEC as an open-end management investment company and its investment adviser is Merrill Lynch Investment Managers, L.P. d/b/a Mercury Advisors ("Mercury Advisors"). Eight of its portfolios are currently available through the Separate Account. Two of its other portfolios (the Mercury American Balanced V.I. Fund and the Mercury Global Allocation V.I. Fund) are now closed to further investment. The investment objectives and certain investment policies of these Variable Series Funds portfolios are described below.



MERCURY AMERICAN BALANCED V.I. FUND (FORMERLY, MERRILL LYNCH AMERICAN BALANCED V.I. FUND) seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities by investing in a balanced portfolio of fixed income and equity securities.



Effective following the close of business on April 27, 2001, the investment division corresponding to the Mercury American Balanced V.I. Fund was closed to allocations of premiums and investment base.



MERCURY BASIC VALUE V.I. FUND (FORMERLY, MERRILL LYNCH BASIC VALUE V.I. FUND) seeks capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price/earnings ratio.

MERCURY GLOBAL ALLOCATION V.I. FUND (FORMERLY, MERRILL LYNCH GLOBAL ALLOCATION V.I. FUND) seeks high total investment return by investing primarily in a portfolio of equity and fixed-income securities, including convertible securities, of U.S. and foreign issuers. The Fund seeks to achieve its objective by investing primarily in securities of issuers located in North and South America, Europe, Australia and the Far East.



MERCURY GLOBAL GROWTH V.I. FUND (FORMERLY, MERRILL LYNCH GLOBAL GROWTH V.I.
FUND) seeks long-term growth of capital. The Fund invests in a diversified portfolio of equity securities of issuers located in various countries and the United States, placing particular emphasis on companies that have exhibited above-average growth rates in earnings.



MERCURY INDEX 500 V.I. FUND (FORMERLY, MERRILL LYNCH INDEX 500 V.I. FUND) seeks to provide investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index(R)").



MERCURY INTERNATIONAL VALUE V.I. FUND (FORMERLY, MERRILL LYNCH INTERNATIONAL VALUE V.I. FUND) seeks to provide current income and long-term growth of income, accompanied by growth of capital. In investing the Fund's assets, the investment adviser follows a value style. This means that it buys stocks that it believes are currently undervalued by the market and thus would have a lower price than their true worth.



MERCURY LARGE CAP GROWTH V.I. FUND (FORMERLY, MERRILL LYNCH LARGE CAP GROWTH V.I. FUND) seeks long-term capital growth. The Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management believes have good prospects for earnings growth.



MERCURY LARGE CAP VALUE V.I. FUND (FORMERLY, MERRILL LYNCH LARGE CAP VALUE V.I.
FUND) seeks long-term capital growth by investing primarily in large cap equity securities that Fund management believes are undervalued.



MERCURY VALUE OPPORTUNITIES V.I. FUND (FORMERLY, MERRILL LYNCH SMALL CAP VALUE V.I. FUND) seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small cap companies and emerging growth companies, regardless of size, that Fund management believes have special investment value. Companies are selected by management on the basis of their long-term potential for expanding their size and profitability or for gaining increased market recognition for their securities.



MERCURY UTILITIES AND TELECOMMUNICATIONS V.I. FUND (FORMERLY, MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS V.I. FUND) seeks both capital appreciation and current income through investment of at least 80% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of Fund management, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.



The Variable Series Funds, as part of its operating expenses, pays an investment advisory fee to Mercury Advisors. Mercury Advisors and Merrill Lynch Life Agency Inc. have entered into a Reimbursement Agreement that limits the operating expenses paid by each portfolio of the Variable Series Funds in a given year to 1.25% of its average net assets. (See the "Fee Table.")


THE SERIES FUND


The Series Fund is registered with the SEC as an open-end management investment company and its investment adviser is Mercury Advisors. Eight of its mutual fund portfolios are currently available through the Separate Account. The investment objectives and certain investment policies of the Series Fund portfolios are described below.



MERCURY BALANCED CAPITAL STRATEGY PORTFOLIO (FORMERLY, MERRILL LYNCH BALANCED CAPITAL STRATEGY PORTFOLIO) seeks high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, intermediate and long-term debt securities and money market securities.



MERCURY LARGE CAP CORE STRATEGY PORTFOLIO (FORMERLY, MERRILL LYNCH LARGE CAP CORE STRATEGY PORTFOLIO) seeks long-term growth of capital and income, plus moderate current income. It primarily invests in common stocks of companies the adviser selects from among those included in the Russell 1000 Index(R).

MERCURY CORE BOND STRATEGY PORTFOLIO (FORMERLY, MERRILL LYNCH CORE BOND STRATEGY PORTFOLIO) primarily seeks to provide a high level of current income. In addition, the Portfolio seeks capital appreciation when consistent with the primary objective. In seeking to achieve these objectives, under normal circumstances the Portfolio invests at least 80% of the value of its total assets in debt securities of any kind and maturity that have an investment grade rating within the four highest grades of a Nationally Recognized Statistical Rating Organization, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's").



MERCURY FUNDAMENTAL GROWTH STRATEGY PORTFOLIO (FORMERLY, MERRILL LYNCH FUNDAMENTAL GROWTH STRATEGY PORTFOLIO) seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of companies with the potential to achieve above-average earnings growth.



MERCURY GLOBAL ALLOCATION STRATEGY PORTFOLIO (FORMERLY, MERRILL LYNCH GLOBAL ALLOCATION STRATEGY PORTFOLIO) seeks high total investment return by investing primarily in a portfolio of equity and fixed-income securities, including convertible securities, of U.S. and foreign issuers.



MERCURY HIGH YIELD PORTFOLIO (FORMERLY, MERRILL LYNCH HIGH YIELD PORTFOLIO) primarily seeks a high level of current income. Secondarily, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio seeks to achieve its investment objective by investing at least 80% of the value of its total assets in fixed-income securities rated in the lower categories of the established rating services or in unrated securities of comparable quality (including securities commonly known as "junk bonds").



MERCURY INTERMEDIATE GOVERNMENT BOND PORTFOLIO (FORMERLY, MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND PORTFOLIO) seeks to obtain the highest level of current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government or its agencies. The Portfolio will invest in such securities with a dollar-weighted average maturity of six to eight years.



MERCURY MONEY RESERVE PORTFOLIO (FORMERLY, MERRILL LYNCH MONEY RESERVE PORTFOLIO) seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with those objectives by investing in short-term money market securities. Although the Mercury Money Reserve Portfolio seeks to preserve capital, it is possible to lose money by investing in this Portfolio. During extended periods of low interest rates, the yields of the investment division investing in the Mercury Money Reserve Portfolio also may become extremely low and possibly negative.



Mercury Advisors is indirectly owned and controlled by Merrill Lynch and is a registered adviser under the Investment Advisers Act of 1940, as amended. The Series Fund, as part of its operating expenses, pays an investment advisory fee to Mercury Advisors. (See the "Fee Table.")


THE MLIG TRUST

The MLIG Trust is registered with the SEC as an open-end management investment company. It currently offers shares of two of its separate investment portfolios under the Policy. Roszel Advisors, LLC ("Roszel Advisors") is the investment manager of the MLIG Trust and each of its portfolios. As investment manager, Roszel Advisors is responsible for overall management of the MLIG Trust and for retaining subadvisers to manage the assets of each portfolio according to its investment objective and strategies. A summary of the investment objective and strategy for each Fund, and its subadviser, are set forth below.


ROSZEL/DELAWARE TREND PORTFOLIO seeks long-term capital appreciation. The Portfolio pursues its investment objective by investing at least 65% of its total assets in small capitalization equity securities of companies that the adviser believes have a potential for high earnings growth rates. The subadviser for the Fund is Delaware Management Company.



ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO (FORMERLY, ROSZEL/PIMCO CCM CAPITAL APPRECIATION PORTFOLIO). This Fund seeks long-term capital appreciation. The Fund pursues its investment objective by investing at least 65% of its total assets in large capitalization equity securities of companies that the adviser believes have a potential for high earnings growth rates. The subadviser for the Fund is Cadence Capital Management LLC.



Roszel Advisors and each subadviser are registered as investment advisers under the Investment Advisers Act of 1940. Roszel Advisors is an indirect subsidiary of Merrill Lynch. Roszel Advisors' principal business address is 1300 Merrill Lynch Drive, Pennington, New Jersey 08534. As the investment manager, it is paid fees by the Funds for its services. Roszel Advisors pays all subadvisory fees, not the Funds.



THE AIM VARIABLE INSURANCE FUNDS



The AIM Variable Insurance Funds is registered with the SEC as an open-end management investment company and its investment adviser is A I M Advisors, Inc. ("AIM"). Series I shares of two of its mutual fund portfolios are currently available through the Separate Account. The investment objectives and strategies of the two available AIM Variable Insurance Funds portfolios are described below.


AIM V.I. CAPITAL APPRECIATION FUND seeks growth of capital through investments in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.


AIM V.I. PREMIER EQUITY FUND seeks to achieve long-term growth of capital. Income is a secondary objective. The Fund invests normally at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities including convertible securities. The Fund also may invest in preferred stocks and debt instruments that have prospects for growth of capital.



AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 has served as an investment adviser since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 200 investment portfolios, including the Funds, encompassing a broad range of investment objectives. The AIM Variable Insurance Funds, as part of its operating expenses, pays an investment advisory fee to AIM. (See the "Fee Table.")



THE ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND



The AllianceBernstein Variable Products Series Fund is registered with the SEC as an open-end management investment company and its investment adviser is Alliance Capital Management L.P. ("Alliance"). One of its mutual fund portfolios is currently available through the Separate Account. The investment objectives and strategies of this AllianceBernstein Large Cap Growth Fund portfolio are described below.



Alliance is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, is an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United States, which is in turn a wholly owned subsidiary of AXA Financial, Inc., a holding company which is controlled by AXA, a French insurance holding company. The AllianceBernstein Variable Products Series Fund, as part of its operating expenses, pays an investment advisory fee to Alliance. (See the "Fee Table.")



ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO (FORMERLY, ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO) seeks growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income is incidental to the objective of capital growth. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, "large-capitalization companies" will be those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index.

THE MFS TRUST

The MFS Trust is registered with the SEC as an open-end management investment company and its investment adviser is MFS(R) Investment Management ("MFS"). One of its mutual fund portfolios is currently available through the Separate Account. The investment objectives and strategies of this portfolio are described below.


MFS(R) Emerging Growth Series will seek long-term growth of capital. The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. These companies are companies that the series' adviser believes are either early in their life cycle but have the potential to become major enterprises or are major enterprises which the adviser believes have above-average growth prospects or whose rates of earnings growth are expected to accelerate.


MFS, a Delaware corporation, 500 Boylston Street, Boston, Massachusetts 02116, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). The MFS Trust, as part of its operating expenses, pays an investment advisory fee to MFS. (See the "Fee Table.")

PLEASE READ THE ATTACHED PROSPECTUSES FOR THE FUNDS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS



We (and our affiliates) receive payments, which may be significant, from the investment adviser (or affiliates thereof) of the Funds for administrative and other services related to Separate Account operations. This compensation is paid out of the adviser's (or affiliate's) own resources and not out of Fund assets, and thus does not decrease the Funds' investment returns. The amount of this compensation is based on a percentage of the assets of the particular Funds attributable to the Policy and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. Currently, we receive administrative service payments ranging from 0.15% to 0.375%.



Additionally, retail mutual funds managed by the advisers or subadvisers of the Funds may be sold through our affiliate, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), which also distributes the Policies. These advisers and subadvisers (or their affiliates) may compensate MLPF&S, as a selling firm, with payments or non-cash compensation, such as compensation for certain marketing and distribution services, in connection with the retail mutual funds that they manage. In addition, consistent with NASD rules, Fund distributors and/or their affiliates may pay for or make contributions to MLPF&S for training and education seminars for MLPF&S employees, clients and potential clients, due diligence meetings regarding their funds, recreational activities, or other non-cash items. From time to time, MLPF&S may recognize certain Financial Advisors through promotional programs that include mutual funds. These programs may reward Financial Advisors with compensation, including attendance at off-site locations and/or various employee training sessions that may be sponsored or co-sponsored by mutual fund companies whose funds MLPF&S makes available, including the Fund advisers and/or subadvisers. These amounts may be significant and these programs may provide the Fund adviser and subadviser (or their affiliates) with increased visibility to MLPF&S's Financial Advisors, which are also involved in the distribution of the Policies.



Furthermore, Merrill Lynch receives additional compensation on assets invested in Merrill Lynch's proprietary Funds (i.e., FAM Variable Series Funds, Inc., FAM Series Funds, and the MLIG Variable Insurance Trust) because its affiliates receive compensation from the Funds for investment advisory, administrative, transfer agency, distribution, and/or other services. Thus, Merrill Lynch may receive more revenue with respect to proprietary Funds than nonproprietary Funds.

SELECTION OF UNDERLYING FUNDS



We select the underlying Funds offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or subadviser is one of our affiliates or whether the Fund, its adviser, or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of investment base if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from policy owners.



You are responsible for choosing the investment divisions and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi/annual reports. After you select investment divisions, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.



THE COMPANY DOES NOT PROVIDE INVESTMENT ADVICE AND DOES NOT RECOMMEND OR ENDORSE ANY PARTICULAR UNDERLYING FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE INVESTMENT BASE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.


RESOLVING MATERIAL CONFLICTS


Shares of the Funds are currently sold to our separate accounts as well as separate accounts of ML Life Insurance Company of New York (an indirect wholly owned subsidiary of Merrill Lynch), and insurance companies not affiliated with us to fund benefits under certain variable life insurance policies and variable annuity contracts. Shares of the Funds also may be sold to certain qualified plans.


It is possible that differences might arise between our Separate Account and one or more of the other separate accounts that invest in the Funds. In some cases, it is possible that the differences could be considered "material conflicts." Such a "material conflict" could also arise due to changes in the law (such as state insurance law or Federal tax law) which affect these different variable life insurance and variable annuity separate accounts. It could also arise by reason of differences in voting instructions from our policy owners and those of the other insurance companies, or for other reasons. We will monitor events to determine how to respond to conflicts. If a conflict occurs, we may need to eliminate one or more investment divisions of the Separate Account which invest in the Funds or substitute a new portfolio or unit for a portfolio or unit in which a division invests. In responding to any conflict, we will take the action we believe necessary to protect you consistent with applicable legal requirements.


                                   THE TRUSTS


The Trusts are intended to provide safety of capital and a competitive yield to maturity. The Trusts purchase at a deep discount U.S. Government-backed investments that make no periodic interest payments. When held to maturity the investments should receive approximately a fixed yield. The value of Trust units before maturity varies more than it would if the Trusts contained interest-bearing U.S. Treasury securities of comparable maturities.

The Trust portfolios consist mainly of:

   - bearer debt obligations issued by the U.S. Government stripped of their unmatured interest coupons;
   -  coupons stripped from U.S. debt obligations; and
   -  receipts and certificates for such stripped debt obligations and coupons.

The Trusts currently available are shown below:


                                                             TARGETED RATE
                                                              OF RETURN TO
                                                             MATURITY AS OF
TRUST                     MATURITY DATE                      APRIL 6, 2005
-----                   -----------------                   ----------------
2006                    February 15, 2006                        -1.04%
2007                    February 15, 2007                         1.39%
2008                    February 15, 2008                         2.74%
2009                    February 15, 2009                         2.85%
2010                    February 15, 2010                         3.24%
2011                    February 15, 2011                         3.15%
2013                    February 15, 2013                         3.51%
2014                    February 15, 2014                         3.71%
2019                    February 15, 2019                         4.13%



Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, is the sponsor for the Trusts. MLPF&S provides a world-wide broad range of securities brokerage and investment banking services. It provides marketing services for us and is the principal underwriter of the Policy. We retain MLPF&S to provide services relating to the Policy under a distribution agreement. (See "Additional Information - Selling the Policy.")


The sponsor will sell units of the Trusts to the Separate Account and has agreed to repurchase units we need to sell them to pay benefits and make reallocations. We pay the sponsor a fee for these transactions and are reimbursed through the trust charge assessed to the divisions investing in the Trusts. (See "Charges and Deductions - Charges to Divisions Investing in the Trusts.")

TARGETED RATE OF RETURN TO MATURITY. Because the underlying securities in the Trusts will grow to their face value on the maturity date, we can estimate a compound rate of return to maturity for the Trust units. But because the Separate Account holds the units, we need to take into account the asset charge and the trust charge (described in "Charges and Deductions") in estimating the net rate of return. That rate depends on the compound rate of return adjusted for these charges. It does not, however, represent the actual return on a payment that we might receive under the Policy on that date, since it does not reflect the charges deducted from a Policy's investment base (described in "Charges and Deductions - Charges Deducted from the Investment Base").

Since the value of the Trusts' units will vary daily to reflect the market value of the underlying securities, the compound rate of return to maturity for the Trusts units and the net rate of return to maturity for the Separate Account will vary correspondingly.

PLEASE READ THE ATTACHED PROSPECTUS FOR THE TRUSTS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE TRUSTS.

                                 VOTING RIGHTS

We are the legal owner of all Fund shares held in the Separate Account. We have the right to vote on any matter put to vote at the Funds' shareholder meetings. However, we will vote all Fund shares attributable to Policies according to instructions we receive from policy owners. We will vote shares attributable to Policies for which we receive no voting instructions in the same proportion as shares in the respective investment divisions for which we receive instructions. We will also vote shares not attributable to Policies in the same proportion as shares in the respective divisions for which we received instructions. We may vote Fund shares in our own right if any Federal securities laws or regulations, or their present interpretation, change to permit us to do so.

We determine the number of shares attributable to you by dividing your Policy's investment base in a division by the net asset value of one share of the corresponding portfolio. We count fractional votes.

Under certain circumstances, state regulatory authorities may require us to disregard voting instructions. This may happen if following the instructions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advisory policy.

We also may disregard instructions to vote for changes in the investment policy or the investment adviser if it disapproves of the proposed changes. We would disapprove a proposed change only if it was:

   -  contrary to state law;
   -  prohibited by state regulatory authorities; or
   - decided by management that the change would result in overly speculative or unsound investments.

If we disregard voting instructions, we will include a summary of our actions in the next semi-annual report.

THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AVAILABILITY

We are not currently offering the Policy for sale to new purchasers. When we offered the Policy, we issued it for an insured up to age 75. The minimum single payment for a Policy was the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the payment required to purchase a face amount of at least $100,000. Subject to certain conditions, you may make additional unplanned payments (See "Premiums - Making Additional Payments.")

WHO MAY BE COVERED

We use two methods of underwriting:

   -  simplified underwriting, with no physical exam; and
   -  para-medical or medical underwriting with a physical exam.

The single premium and the age of the insured determine whether we do underwriting on a simplified or medical basis. The chart below shows the maximum premium that we'll underwrite on a simplified basis:

 AGE                    MAXIMUM
 ---                    --------
0-14                    $ 25,000
15-29                     50,000
30-39                     75,000
40-49                    100,000
50-75                    150,000

However, if you select the maximum face amount (see "Premiums - Selecting the Initial Face Amount"), we take the anticipated net amount at risk at the time of issue into account in determining the method of underwriting.

We assign insureds to underwriting classes which determine the mortality rates we will use in calculating mortality cost deductions, and which determine the guaranteed mortality rates we use in calculating net single premium factors and guarantee periods. In assigning insureds to underwriting classes, we distinguish between those insureds underwritten on a simplified basis and those on a para-medical or medical basis. Under both the simplified and medical underwriting methods we may issue Policies either in the standard or non-smoker underwriting class. We also may issue Policies on insureds in a "substandard" underwriting class. Individuals in substandard classes have health or lifestyle factors less favorable than the average person. For a discussion of the effect of underwriting classification on mortality cost deductions, see "Charges and Deductions - Charges Deducted from the Investment Base."

GUARANTEE PERIOD

The guarantee period is the period of time we guarantee that the Policy will remain in force regardless of investment experience unless loan debt exceeds certain Policy values. We base the guarantee period on the payments made, the guaranteed maximum mortality rates in the Policy, the deferred policy loading, and a 4% annual interest assumption. This means that for a given payment and face amount different insureds will have different guarantee periods depending on their age, sex and underwriting class. For example, an older insured will have a shorter guarantee period than a younger insured of the same sex and in the same underwriting class.

RIGHT TO CANCEL ("FREE LOOK" PERIOD)

You may cancel your Policy during the "free look" period by returning it for a refund. Generally, the "free look" period ends 10 days after you receive the Policy. Some states allow a longer period of time to return the Policy. If required by your state, the "free look" period ends the later of 10 days after you receive the Policy and 45 days from the date you execute the application. To cancel the Policy during the "free look" period, you must mail or deliver the Policy to our Service Center or to the registered representative who sold it. We will refund your initial premium and any additional payments made, without interest. We may require you to wait six months before applying for another policy.


Corporations that purchase one or more Policies at the same time with an aggregate single premium of at least $250,000, where the investment base has at all times been allocated in the division investing in the Mercury Money Reserve Portfolio and where no additional payments have been made nor policy loans taken, may cancel a Policy and receive the greater of the premium paid without interest and the net cash surrender value.


RIGHT TO EXCHANGE THE POLICY

Within 18 months of the issue date you may exchange your Policy for a policy with benefits that do not vary with the investment results of a separate account. Your request must be in writing. Also, you must return the original Policy.

The new policy will have the same policy owner and beneficiary as those of the original Policy on the date of the exchange. It will also have the same issue age, issue date, face amount, cash surrender value, benefit riders and underwriting class as the original Policy. Any loan debt will be carried over to the new policy.

We won't require evidence of insurability to exchange for a new "fixed" policy.

TAX-FREE 'SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code of 1986, as amended (the "Code"). Before making an exchange, you should compare both policies carefully. It may not be in your best interest to exchange (or surrender, lapse, change, or borrow) from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy. Charges for the Policy may be higher (or lower) and the benefits may be different. The Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy's suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay Federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you the Policy (that person will generally earn a commission if you buy the Policy through an exchange or otherwise).

STATE VARIATIONS

Policies issued in your state may provide different features and benefits from those described in this Prospectus. This Prospectus provides a general description of the Policies. Your actual Policy and any endorsements are the controlling documents, and should be read carefully. If you would like to review a copy of the Policy or any endorsements, contact our Service Center.

OWNERSHIP RIGHTS

The policy owner is the insured, unless someone other than the insured has been named as the policy owner in the application. The policy owner has all rights and options described in the Policy, including changing the policy owner, assigning the Policy, naming beneficiaries, and changing the insured.

If you are not the insured, you may want to name a contingent policy owner. If you die before the insured, the contingent policy owner will own your interest in the Policy and have all your rights. If you don't name a contingent policy owner, your estate will then own your interest in the Policy at your death.

If there is more than one policy owner, we will treat the policy owners as joint tenants with rights of survivorship unless the ownership designation provides otherwise. We may require completion of additional forms. The policy owners must exercise their rights and options jointly, except that any one of the policy owners may reallocate the Policy's investment base by phone if the policy owner provides the personal identification code as well as the Policy number. One policy owner must be designated, in writing, to receive all notices, correspondence and tax reporting to which policy owners are entitled under the Policy.

POLICY CHANGES (APPLICABLE FEDERAL TAX LAW)

To receive the tax treatment accorded to life insurance under Federal income tax law, the Policy must qualify initially and continue to qualify as life insurance under the Code or successor law. We reserve the right to make changes in the Policy or its riders or to make distributions from the Policy to the extent necessary to continue to qualify the Policy as life insurance.

Any changes will apply uniformly to all Policies that are affected and you will be given advance written notice of such changes.

PREMIUMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                INITIAL PREMIUM

MINIMUM

To purchase a Policy, you had to complete an application and pay a premium. We required the premium to put the Policy into effect. The minimum single premium for a Policy was the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the premium required to purchase a face amount of at least $100,000. You may make additional payments, as described below.

SELECTING THE INITIAL FACE AMOUNT

Your initial premium determines the face amount. For a given initial premium you may choose your initial face amount. The minimum face amount is the amount which will provide a guarantee period for the insured's entire life. The maximum face amount is the amount which will give you the minimum guarantee period we require for the insured's age, sex, and underwriting class. As the face amount is increased for a given single premium, the guarantee period becomes shorter and the mortality costs in the early policy years are larger to cover the increased amounts of insurance.

                           MAKING ADDITIONAL PAYMENTS

After the end of the "free look" period, you may make additional payments any time you choose up to four times a policy year. The minimum additional payment we will accept is $1,000. We may require satisfactory evidence of insurability before we accept a payment if the payment increases the net amount at risk under the Policy, or if the guarantee period at the time of payment is less than one year. You must submit a form when you make additional payments.


If an additional payment requires evidence of insurability, we will invest that payment in the division investing in the Mercury Money Reserve Portfolio on the next business day after we receive it. Once we complete the underwriting and accept the payment, we will allocate the payment either according to your instructions or, if you don't give us instructions, proportionately to the investment base in the Policy's investment divisions.


EFFECT OF ADDITIONAL PAYMENTS

Currently, we will generally accept any additional payment not requiring evidence of insurability the day we receive it. On the date we accept an additional payment we will:

   -  increase the Policy's investment base by the amount of the payment; and
   - increase the deferred policy loading (see "Charges and Deductions - Charge Deducted from the Investment Base").

If an additional payment requires evidence of insurability, once we complete underwriting and accept the payment, the additional payment will be reflected in Policy values as described above. If mandated under applicable law, we may be required to reject a payment.

As of the policy processing date on or next following receipt and acceptance of an additional payment, we will reflect the payment in the calculation of the variable insurance amount (see "Death Benefit - Variable Insurance Amount") and increase either the guarantee period or face amount or both. If the guarantee period before acceptance of an additional payment is less than for life, we will first use payments to extend the guarantee period. Any amount greater than that required to extend the guarantee period to the insured's lifetime or any subsequent additional payment will be used to increase the Policy's face amount.

If the insured dies after we receive and accept an additional payment and before the next policy processing date, we'll pay the beneficiary the larger of:

   - The amount of the death benefit we calculate as of the prior policy processing date plus the amount of the additional payment; and
   - The cash surrender value as of the date we receive and accept the additional payment multiplied by the net single premium factor as of such date (see "Death Benefit - Net Single Premium Factor").

We will reduce the death benefit by any loan debt and any overdue charges if the Policy is in a grace period.

Unless you specify otherwise, if there is any loan debt, we will apply any unplanned payment made first as a loan repayment and we will return any excess amount to you. (See "Loans.")

                          INVESTMENT BASE ALLOCATIONS

INVESTMENT BASE ALLOCATION DURING THE "FREE LOOK" PERIOD


We will place the single premium you submit with your application in the investment division investing in the Mercury Money Reserve Portfolio as of the business day we receive the payment at our Service Center. Your application sets forth this designation. We won't make an allocation change during the "free look" period. Afterward, we'll reallocate the investment base to the investment divisions you've selected. You may invest in up to five of the investment divisions.

CHANGING THE ALLOCATION

Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We'll notify you if we impose any limitations. We may assess a $25 charge for each allocation change in excess of five per policy year. To change your investment base allocation, call or write our Service Center. Any change in investment base allocation will be effective on the business day we record the change. A dollar cost averaging feature is also available. (See "Reallocations.")

TRUST ALLOCATIONS


If your investment base is in any of the Trusts, we'll notify you 30 days before that Trust matures. Tell us in writing at least seven days before the maturity date how to reinvest the proceeds. If you don't tell us, we'll move the proceeds to the investment division investing in the Mercury Money Reserve Portfolio, and it will not count as one of the five allocations in a policy year. When we receive a request for allocation, units of a specific Trust may no longer be available. Should this occur, we'll attempt to notify you immediately so that you can change the request.


POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             SEPARATE ACCOUNT INDEX

Each investment division has a distinct unit value (also referred to as "price" or "separate account index" in reports we furnish to you). When we allocate your payments or investment base to an investment division (for example, due to a reallocation), we purchase units based on the value of a unit of the investment division as of the end of the valuation period during which the allocation occurs. When we transfer or deduct amounts out of an investment division (for example, due to a surrender or reallocation), we redeem units in a similar manner.

When we establish an investment division, we set an initial value for the separate account index (usually $10.00). The separate account index for each subsequent valuation period fluctuates based upon the net rate of return for that period, and equals the index for the preceding valuation period multiplied by the experience factor for the current period.

The experience factor for an investment division's valuation period reflects the investment experience of the portfolio in which the division invests as well as the charges assessed against the division. The factor is calculated as follows:

(1) We take the net asset value as of the end of the current valuation period of the portfolio in which the division invests.

(2) We add to (1) the amount of any dividend or capital gains distribution declared during the current valuation period for the investment portfolio. We subtract from that amount a charge for our taxes, if any.

(3) We divide (2) by the net asset value of the portfolio at the end of the preceding valuation period.

(4) We subtract a charge not to exceed the mortality and expense risk for each day in the valuation period.

(5) For divisions investing only in the Trusts, we subtract an additional charge not to exceed the daily Trust Charge for each day in the valuation period.

Calculations for investment divisions investing in the Funds are made on a per share basis. Calculations for investment divisions investing in the Trusts are on a per unit basis.

                                INVESTMENT BASE

A Policy's investment base is the sum of the amounts invested in each of the investment divisions. We adjust the investment base daily to reflect the investment performance of the investment divisions you've selected.

Certain charges and policy loans decrease the investment base. (See "Charges and Deductions - Charges Deducted from the Investment Base" and "Loans.") Loan repayments and additional payments increase it. You may elect in writing from which investment divisions loans are taken and to which investment divisions repayments and additional payments are added. If you don't make an election, we will allocate increases and decreases proportionately to your investment base in the investment divisions selected.

                              CASH SURRENDER VALUE

The cash surrender value may increase or decrease on any day, depending on the investment results for the investment divisions, any additional payments you make, the fees and charge we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions. No minimum amount is guaranteed.

We calculate the cash surrender value as follows:

ON THE POLICY DATE

The cash surrender value equals the investment base plus any loan debt less the deferred policy loading not yet collected.

ON EACH SUBSEQUENT POLICY PROCESSING DATE

The cash surrender value equals the investment base plus any loan debt, less the deferred policy loading not yet collected. On a policy processing date other than a policy anniversary, we also subtract the pro-rata net loan cost since the last policy anniversary (or since the policy date if during the first policy year).

ON A DATE DURING A POLICY PROCESSING PERIOD

The cash surrender value equals the investment base plus any loan debt as of such date, less the pro-rata net loan cost since the last policy anniversary (or since the policy date if during the first policy year), less the deferred policy loading not yet collected, less the pro-rata mortality cost since the last policy processing date, and less any administrative and other fees which would otherwise be deducted on the next policy processing date.

                            NET CASH SURRENDER VALUE

The net cash surrender value equals cash surrender value less any loan debt.

                                 TABULAR VALUE

The tabular value is equal to the cash surrender value when we issue your Policy. From then on, it is equal to the cash surrender value for a comparable fixed life policy with the same face amount, premium payments, loading, and guarantee period (based on a 4% interest rate per year and the guaranteed mortality table). The tabular value equals zero after the guarantee period. It is the value we use to limit your mortality cost deductions as well as our right to cancel your Policy during the guarantee period.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We deduct the charges described below to cover services and benefits we provide, costs and expenses we incur, and risks we assume under the Policy. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy. For example, the sales load may not fully cover all of the sales and distribution expenses we actually incur. We may use proceeds from other charges, including the mortality and expense risk charge and mortality cost, in part to cover such expenses. The fees and charges we deduct under the Policy may result in a profit to us.

SERVICES AND BENEFITS
WE PROVIDE:         -  the death benefit, surrender and loan benefits under the
                    Policy
                    -  investment options, including investment allocations
                    -  administration of elective options
                    -  the distribution of reports to policy owners

COSTS AND EXPENSES
WE INCUR:           -  costs associated with processing and underwriting
                       applications, and issuing and administering the Policy
                    - overhead and other expenses for providing services and benefits
                    -  sales and marketing expenses
                    -  other costs of doing business, such as collecting
                       payments, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

RISKS WE ASSUME
INCLUDE BUT ARE NOT
LIMITED TO:         -  that the mortality cost charges we deduct are
                       insufficient to meet our actual claims because insureds die sooner than we anticipate
                    -  that the costs of providing the services and benefits
                       under the Policy exceed the charges we deduct

                   CHARGES DEDUCTED FROM THE INVESTMENT BASE

DEFERRED POLICY LOADING

We assess a deferred policy loading of 7% of each payment made in the first year, and 6.5% of each payment made after the first year. Because the deferred policy loading is a percentage of each payment made, the greater the amount and frequency of payments you make, the greater the amount of the charge we will assess.

The deferred policy loading consists of a sales load, first year administrative expense (not assessed against additional payments we receive after the first policy year), and a premium tax charge.

SALES LOAD. The sales load is equal to a maximum of 4.0% of the single premium and any additional payments. It compensates us for sales expenses. We may reduce the sales load if cumulative payments are sufficiently high to reach certain breakpoints, and in certain group or sponsored arrangements.

FIRST YEAR ADMINISTRATIVE EXPENSE. The first year administrative expense is equal to a maximum of 0.5% of the single premium and any additional payments we receive in the first policy year. It compensates us for the expenses associated with issuing the Policies. We may reduce the first year administrative expense if cumulative payments are sufficiently high to reach certain breakpoints, and in certain group or sponsored arrangements.

We currently do not make any charges for administrative expenses beyond the first year. We will not impose any in the future.

PREMIUM TAX CHARGE. The state premium tax charge is equal to 2.5% of the single premium and any additional payments.

Although chargeable to each payment, we advance the amount of the deferred policy loading to the Separate Account as part of your investment base. We then collect these funds in equal installments (of 0.70% of each payment we receive during the first policy year and 0.65% of each payment thereafter) on the ten policy anniversaries on or following the date we receive and accept a payment. However, in determining the amount payable on surrender of the Policy, we subtract from the investment base the balance of the deferred policy loading that has not yet been deducted.

MORTALITY COST (COST OF INSURANCE)

We deduct a mortality cost, calculated as of the previous policy processing date, from the investment base on each policy processing date after the policy date. This charge compensates us for the cost of providing life insurance coverage on the insured. The charge depends on a number of variables (e.g., the insured's underwriting class, sex (except for Montana and Massachusetts), attained age, and the Policy's net amount at risk) that will cause it to vary from Policy to Policy and from month to month.

The mortality cost is equal to:

           -  the current cost of insurance rate; multiplied by

           -  the Policy's net amount at risk.

Current mortality costs also include a flat fee component. We base the cost of insurance rates on each insured's underwriting class, sex, and attained age.

The net amount at risk may increase or decrease depending on the investment experience of the portfolios in which you are invested, any additional payments you make, the fees and charges deducted under the Policy, Policy riders, and any Policy transactions (such as loans). Therefore, mortality cost charges can increase or decrease.

Current mortality rates may be equal to or less than the guaranteed mortality rates. For insureds age 20 and over, current mortality rates also distinguish between insureds in a smoker (standard) underwriting class and insureds in a non-smoker underwriting class. Because we do less underwriting under the simplified underwriting method, the guaranteed maximum mortality rates are higher for the simplified classes than for the medical underwriting classes. The current mortality rates for the simplified classes may be higher than the guaranteed rates for the medical classes depending on the age and sex of the insured. Mortality rates are generally higher for male insureds than for female insureds of the same age and underwriting class, and ordinarily increase with age.

We guarantee that the current mortality rates will never exceed the maximum guaranteed rates shown in the Policy. We use the 1980 Commissioners Standard Ordinary Mortality Table (1980 CSO Table) for Policies underwritten on a medical basis and the 1980 Commissioners Extended Term Mortality Table (1980 CET Table) for Policies underwritten on a simplified basis to determine these maximum rates if the Policies are issued on insureds in a standard or non-smoker underwriting class. For Policies issued on substandard basis we use a multiple of the 1980 CSO Table. The maximum guaranteed mortality rates we may charge using the 1980 CET Table are equivalent to 130% of the 1980 CSO Table for male ages 38 and above and female ages 41 and above. At younger ages, the rates vary from 130% of the 1980 CSO Table to 212% at ages where the 1980 CSO rates are the lowest.

Even though we can charge up to the 1980 CET Table, the current mortality rates we use for insureds in the non-smoker simplified underwriting class are equal to or less than the 1980 CSO Table.

To the extent the 1980 CET Table is considered substandard we would in effect be charging you a substandard mortality cost, even if the insured was healthy, to the extent:

   - we ever increased the current mortality rates above the 1980 CSO Table for those insureds in the non-smoker simplified underwriting class, or
   - the insured is underwritten under the simplified method but is not in the non-smoker class.

During the period between policy processing dates, the net cash surrender value takes the mortality cost into account on a pro-rated basis.

During the guarantee period, we limit the deduction for mortality cost if investment results are unfavorable. We do this by substituting, in our calculation, the tabular value for the cash surrender value in determining the net amount at risk, and multiplying the net amount at risk by the guaranteed maximum mortality rate. We will deduct this alternate amount from the investment base when it is less than the mortality cost that we would have otherwise deducted.

REALLOCATION CHARGES

We currently allow you to change investment allocations as often as you wish without charge. However, we may deduct reallocation charges from your investment base if you change your investment base allocation more than five times per policy year. If we impose this charge, it will equal $25.00 for each allocation change you make during a policy processing period that exceeds five for the policy year. We will deduct this charge, which compensates us for the cost of processing the reallocations, on the policy processing date on or next following the reallocation.

NET LOAN COST

On each policy anniversary, if there has been any loan debt during the prior year, we reduce the investment base by the net loan cost (the difference between the interest charged and the earnings on the amount held as collateral in the general account) and add that amount to the amount held in the general account as collateral for the loan. For the first ten policy years, the net loan cost equals 0.75% of the loan debt on the previous policy anniversary (taking into account any loans and repayments since then). After the first ten policy years, the net loan cost equals 0.60%. We will not increase the net loan cost. We take the net loan cost into account in determining the net cash surrender value of the Policy if the date of surrender is not a policy anniversary.

                        CHARGES TO THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

Each day we deduct an asset charge from each division of the Separate Account to cover our mortality, expense, and guaranteed benefits risks. The total amount of this charge is equivalent to 0.60% annually at the beginning of the year.

   - The mortality risk is the risk we assume that insureds as a group will live for a shorter time than actuarial tables predict. As a result, we would be paying more in death benefits than planned.

   - The expense risk is the risk we assume that it will cost us more to issue and administer the Policies than expected.

   - The guaranteed benefits risks are the risks we assume for potentially unfavorable investment results. One risk is that the Policy's net cash surrender value cannot cover the charges due during the guarantee period. The other risk is that we may have to limit the deduction for mortality cost (see "Mortality Cost (Cost of Insurance)" above).

If the mortality and expense risk charge is not enough to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, the excess will be added to our profit and may be used to finance distribution expenses. We cannot increase the total charge.

                  CHARGES TO DIVISIONS INVESTING IN THE TRUSTS

We assess a daily trust charge against the assets of each division investing in the Trusts. This charge reimburses us for the transaction charge paid to the principal underwriter of the Policies, MLPF&S, when units are sold to the Separate Account. The trust charge is currently equivalent to 0.34% annually at the beginning of the year. We may increase it, but it won't exceed 0.50% annually at the beginning of the year. The charge is based on cost with no expected profit. We assess this charge in addition to the mortality and expense risk charge.

                                 RIDER CHARGES

We will deduct a charge if you add certain riders to your Policy. Each rider charge is summarized in the Fee Table in this Prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive.

                               PORTFOLIO EXPENSES

The value of the net assets of each investment division is reduced by the investment management fees and other expenses incurred by the corresponding portfolio in which the investment division invests. You pay these fees and expenses indirectly. See the table of Annual Portfolio Operating Expenses in this Prospectus and the Funds' and Trusts' prospectuses for further information on these fees and expenses.

DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             DEATH BENEFIT PROCEEDS


As long as the Policy is in force, we will pay the death benefit proceeds to the beneficiary when we receive all information needed to process the payment, including due proof of the insured's death. When we first receive reliable notification of the insured's death by a representative of the policy owner or the insured, we may transfer the investment base to the division investing in the Mercury Money Reserve Portfolio, pending payment of death benefit proceeds.


DEATH BENEFIT
PROCEEDS EQUAL:     -  the death benefit, which is the larger of the current
                       face amount and the variable insurance amount; LESS
                    -  any loan debt; and LESS
                    -  any overdue charges if the Policy is in a grace period
                       (see "Policy Termination - When the Guarantee Period is
                       Less Than for Life").

The values used in calculating the death benefit proceeds are as of the date of death. The death benefit will never be less than the amount required to keep the Policy qualified as life insurance under Federal income tax laws.

The amount we pay on death will be greater when we receive and accept an additional payment during a policy processing period and the insured dies prior to the next policy processing date. (See "Premiums - Making Additional Payments.")

We may further adjust the amount of the death benefit proceeds if: (1) we contest the validity of a Policy; (2) we contest the amount of the death benefit; (3) the insured commits suicide; or (4) the age or sex of the insured is stated incorrectly in the application.

                           VARIABLE INSURANCE AMOUNT

We determine the variable insurance amount on each policy processing date by multiplying the cash surrender value by the net single premium factor. Depending on the investment results of the investment divisions you select, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions, the cash surrender value, and thus the death benefit, may go up or down (although the death benefit will never be less than the face amount).

                           NET SINGLE PREMIUM FACTOR

The net single premium factor is based on the insured's sex, underwriting class, and attained age on the policy processing date. It decreases as the insured's age increases. As a result, the variable insurance amount will decrease in relationship to the Policy's cash surrender value. Also, net single premium factors may be higher for a woman than for a man of the same age. Your Policy contains a table of net single premium factors as of each anniversary.

                TABLE OF ILLUSTRATIVE NET SINGLE PREMIUM FACTORS
                            ON POLICY ANNIVERSARIES

  STANDARD-SIMPLIFIED ISSUE         STANDARD MEDICAL ISSUE
-----------------------------   ------------------------------
ATTAINED                        ATTAINED
  AGE       MALE      FEMALE      AGE        MALE      FEMALE
--------   -------   --------   --------   --------   --------
    5      8.61444   10.08769       5      10.26605   12.37298
   15      6.45795    7.65253      15       7.41158    8.96292
   25      4.89803    5.70908      25       5.50384    6.48170
   35      3.59024    4.18342      35       3.97197    4.64894
   45      2.62620    3.06419      45       2.87749    3.36465
   55      1.97694    2.29528      55       2.14058    2.48940
   65      1.55349    1.75357      65       1.65786    1.87562
   75      1.28954    1.38615      75       1.35394    1.45952
   85      1.14214    1.17173      85       1.18029    1.21265

                       PAYMENT OF DEATH BENEFIT PROCEEDS

We will generally pay the death benefit proceeds to the beneficiary within seven days after we receive all the information needed to process the payment. We may delay payment, however, if: (1) we are contesting the Policy or the death benefit; (2) the insured has committed suicide; (3) the insured's age or sex has been stated incorrectly in the application; or (4) any of the circumstances described in "When We Make Payments" occur.

We will add interest from the date of the insured's death to the date of payment at an annual rate of at least 4%. The beneficiary may elect to receive the proceeds either in a single payment or under one or more income plans described below.

                                  INCOME PLANS

We offer several income plans to provide for payment of the death benefit proceeds to the beneficiary. Payments under these plans do not depend on the investment results of a Separate Account. You may choose one or more income plans at any time during the insured's lifetime. If you haven't selected a plan, when the insured dies the beneficiary has one year to apply the death benefit proceeds either paid or payable to one or more of the plans. In addition, if you cancel the Policy for its net cash surrender value, you also may choose one or more income plans for payment of the proceeds.

We need to approve any plan where any income payment would be less than $100. Income plans include:

      - Annuity Plan. An amount can be used to purchase a single premium immediate annuity.

      - Interest Payment. You can leave amounts with us to earn interest at an annual rate of at least 3%.

      - Income for a Fixed Period. We make payments in equal installments for up to 30 years.

      - Income for Life. We make payments in equal monthly installments as long as the named person is living. Other payment schedules may be available on request. Payments end completely when the named person dies.

      - Income for Life with a Fixed Period. We make payments in equal monthly installments until the death of a named person or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.

      - Income of a Fixed Amount. We make payments in equal installments until proceeds applied under this option and interest on the unpaid balance at not less than 3% per year are exhausted.

      - Joint Life Income. We make payments in monthly installments as long as at least one of two named persons is living. Other payment schedules may be available on request. While both are living, we make full payments. If one dies, we make payments of at least two-thirds of the full amount. Payments end completely when both named persons die.

      - Joint Life Income with a Fixed Period. We make payments in monthly installments until the death of both named persons or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.

UNDER THE INCOME FOR LIFE AND JOINT LIFE INCOME OPTIONS, OUR POLICY OBLIGATION MAY BE SATISFIED WITH ONLY ONE PAYMENT IF AFTERWARD THE NAMED PERSON OR PERSONS DIES. IN ADDITION, ONCE IN EFFECT, SOME OF THE INCOME PLANS MAY NOT PROVIDE ANY SURRENDER RIGHTS.

Even if the death benefit under the Policy is excludible from income, payments under the income plan options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the income plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the income plans.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following supplemental benefits (riders) are available. The charge for these benefits, if any, is described in the "Fee Table."

SINGLE PREMIUM IMMEDIATE ANNUITY RIDER. If your state allows, you may have added a Single Premium Immediate Annuity Rider ("SPIAR") to your Policy. This rider provides you with a fixed income for a period of ten years. If you are the insured and you die before the period ends, we'll pay the rider value in a lump sum to the beneficiary under the Policy. For tax purposes, this payment won't be considered part of the life insurance death benefit.

       - If you surrender the rider before the end of the period, we'll pay you the rider value over five years or apply it to a lifetime income for you, as you choose.
       - If you are not the insured and you die before the income period ends, we'll pay the remaining payments to the new policy owner.
       - If you change the policy owner of the Policy, we will change the policy owner of the SPIAR to the new owner of the Policy.
       - If the Policy ends because the insured dies (where you are not the insured), because we terminate the Policy, or because you've cancelled it for its net cash surrender value, we'll continue the annuity under the same terms but under a separate written agreement. You can also choose one of the options available upon surrender of the rider.
       -  The rider won't have any effect on your Policy's loan value.
       -  We hold the reserves for this rider in our general account.
       - If you pledge, assign, or gift a Policy with a SPIAR, you may have tax consequences. We advise you to consult your tax advisor prior to effecting an assignment, pledge or gift of such a Policy.

CHANGE OF INSURED RIDER. This rider gives you the right to change the insured once each policy year as of a policy processing date.

The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax advisor to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.

SURRENDERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You may cancel the Policy at any time while the insured is living to receive the net cash surrender value in a lump sum or under an income plan. You must make the request in writing in a form satisfactory to us, and return the Policy to our Service Center. The surrender will take effect on the date the Policy and the request are sent to us. All rights to the death benefit will end on the date you send the written request to us. We will determine the net cash surrender value as of the date we receive the Policy and the signed request at our Service Center. Canceling the Policy may have tax consequences. (See "Tax Considerations.")

You may not make partial withdrawals under the Policy.

WHEN WE MAKE PAYMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We generally pay death benefit proceeds, loans, payments under an income plan, and net cash surrender value on cancellation within seven days after our Service Center receives all the information needed to process the payment. However, we may delay payment if it isn't practical for us to value or dispose of Trust units or Fund shares because:

       -  the New York Stock Exchange ("NYSE") is closed;
       -  trading on the NYSE is restricted;

       - the SEC declares that an emergency exists such that it is not reasonably practical to dispose of securities held in the Separate Account or to determine the value of their assets; or
       -  the SEC by order so permits for the protection of policy owners.

If you have submitted a recent check or draft, we have the right to defer payment of death benefit proceeds, loans, payments under an income plan, and net cash surrender value on cancellation until such check or draft has been honored.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a current policy owner's ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, surrenders, death benefits, loans, and income plan payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Policy to government regulators.

REALLOCATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        REALLOCATING THE INVESTMENT BASE

You can reallocate your investment base either in writing in a form satisfactory to us or by telephone. Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We may assess a charge for each allocation change in excess of five per policy year. If you request the reallocation by telephone, you must give your personal identification code as well as your Policy number. We will give a confirmation number over the telephone and then follow up in writing.

We will process each reallocation at the unit values next determined after we receive the reallocation request.

                               DISRUPTIVE TRADING


Frequent or short-term transfers among investment divisions, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by policy owners. In particular, such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Funds' investments, and increase brokerage and administrative costs of the Funds. Accordingly, frequent or short-term transfers by a policy owner among the investment divisions may adversely affect the long-term performance of the Funds, which may, in turn, adversely affect other policy owners and other persons who may have an interest in the Policy (e.g., beneficiaries). In order to try to protect our policy owners and the Funds from potentially disruptive or harmful trading activity, we have adopted certain policies and procedures ("Disruptive Trading Procedures"). We employ various means to try to detect such transfer activity, such as periodically examining the number of "round trip" transfers into and out of particular investment division made by policy owners within given periods of time and/or examining transfer activity identified by the Funds on a case-by-case basis.



Our policies and procedures may result in restrictions being applied to policy owners who are found to be engaged in disruptive trading activities. Policy owners will receive one warning in writing prior to imposition of any restrictions on transfers. If a "warned" policy owner engages in any further disruptive trading activities within the six-month period following receipt of a warning letter, we will notify the policy owner in writing of the restrictions that will apply to future transfers under a Policy. Currently, our restrictions require such policy owners to submit all future transfer requests through regular U.S. mail (thereby refusing to accept transfer requests via overnight delivery service, telephone, Internet, facsimile, other electronic means, or through your Financial Advisor). We currently do not, but may in the future, impose different restrictions, such as:



   -  requiring a minimum time period between each transfer;


   - not accepting a transfer request from a third party acting under authorization on behalf of more than one policy owner;

   - limiting the dollar or percentage of investment base value that may be transferred among the investment divisions at any one time;


   -  imposing a redemption fee on certain transfers; and


   - refusing to execute future transfer requests that violate our Disruptive Trading Procedures.



Because we have adopted our Disruptive Trading Procedures as a preventative measure to protect policy owners from the potential adverse effects of harmful trading activity, we will impose the restriction stated in the notification on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's future transfers.



Despite our best efforts, we cannot guarantee that our Disruptive Trading Procedures will detect every potential market timer, but we apply our Disruptive Trading Procedures consistently to all policy owners without special arrangement, waiver, or exception. Our ability to detect and deter such transfer activity may be limited by our operational systems and technological limitations. Furthermore, the identification of policy owners determined to be engaged in disruptive or harmful transfer activity involves judgments that are inherently subjective. In our sole discretion, we may revise our Disruptive Trading Procedures at any time without prior notice as necessary to better detect and deter frequent or short-term transfers that may adversely affect other policy owners or the Funds, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers.



The Funds available as investment options under the Policy may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The disruptive trading policies and procedures of a Fund may be different, and more or less restrictive, than our Disruptive Trading Procedures or the disruptive trading policies and procedures of other Funds. You should be aware that we may not have the contractual obligation or the operational capacity to apply the disruptive trading policies and procedures of the respective Funds that would be affected by the transfers. Accordingly, policy owners and other persons with interests in the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection provided by our Disruptive Trading Procedures.



Policies owners and other persons with interests in the Policies also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.



In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds. To the extent permitted by applicable law, we also reserve the right to refuse to make a transfer at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of a Fund's own policies and procedures on disruptive trading activities.


                             DOLLAR COST AVERAGING


The Policy offers an optional transfer feature called Dollar Cost Averaging ("DCA"). This feature allows you to make automatic monthly transfers from the Mercury Money Reserve investment division to up to four other investment divisions depending on your current allocation of investment base. The DCA program will terminate and no transfers will be made if transfers under DCA would cause you to be invested in more than 5 divisions.

The DCA feature is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected divisions each month, the DCA feature allows you to purchase more units of a division when prices are low and fewer units when prices are high. Therefore, you may achieve a lower average cost per unit over the long term. However, it is important to understand that a DCA feature does not assure a profit or protect against loss in a declining market. If you choose to participate in the DCA feature, you should have the financial ability to continue making transfers through periods of fluctuating markets.


You can choose the DCA feature any time. Once you start using it, you must continue it for at least three months. You can select a duration in months for the DCA program. If you do not choose a duration we will make reallocations at monthly intervals until the balance in the Mercury Money Reserve investment division is zero. While the DCA program is in place any amount in the Mercury Money Reserve investment division is available for transfer.


MINIMUM AMOUNTS


To elect DCA, you need to have a minimum amount in the Mercury Money Reserve investment division. We determine the amount required by multiplying the specified length of your DCA program in months by your specified monthly transfer amount. If you do not select a duration we determine the minimum amount required by multiplying your monthly transfer amount by 3 months. You must specify at least $100 for transfer each month. Allocations may be made in specific whole dollar amounts or in percentage increments of 1%. We reserve the right to change these minimums.



Should the amount in your Mercury Money Reserve investment division be less than the selected monthly transfer amount, we'll notify you that you need to put more money in the Mercury Money Reserve investment division to continue DCA. If you do not specify a duration or the specified duration has not been reached and the amount in the Mercury Money Reserve investment division is less than the monthly transfer amount, the entire amount will be transferred. Transfers are made based on your selected DCA percentage allocations or are made pro-rata based on your specified DCA transfer amounts.


WHEN WE MAKE DCA TRANSFERS

We'll make the first DCA transfer on the first monthiversary date, after the later of the date our Service Center receives your election or fourteen days after the in force date. We'll make additional DCA transfers on each subsequent monthiversary. We don't charge for DCA transfers. These transfers are in addition to reallocations permitted under the Policy.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  POLICY LOANS

You may use the Policy as collateral to borrow funds from us. You may borrow from the cash surrender value up to the loan value of your Policy. The minimum loan is $1,000 unless you are borrowing to make a payment on another of our variable life insurance contracts. In that case, you may borrow the exact amount required even if it's less than $1,000. You may repay all or part of loan debt any time during the insured's lifetime. Each repayment must be for at least $1,000 or the amount of the loan debt, if less. Certain states won't permit a minimum amount that can be borrowed or repaid.

When you take a loan, we transfer from your investment base the amount of the loan and hold it as collateral in our general account. You may select the divisions you want to borrow from, and the divisions you want to repay (including interest payments). If you don't specify, we'll take the borrowed amounts proportionately from and make repayments proportionately to your investment base as then allocated to the investment divisions.

If your loan debt exceeds certain Policy values, we may terminate the Policy. (See "Policy Termination.")

                               REQUESTING A LOAN

You may request a loan in writing or, if all required forms are on file with us, by telephone. Once our Service Center receives the authorization, you can call our Service Center, give your Policy number, name and personal identification code, and tell us the loan amount and the divisions from which the loan should be taken.

Upon request, we will wire the funds to the account at the financial institution named on your authorization. We will generally wire the funds within two working days of receipt of the request.

                EFFECT ON DEATH BENEFIT AND CASH SURRENDER VALUE

Whether or not you repay loan debt, taking a loan will have a permanent effect on a Policy's cash surrender value and may have a permanent effect on its death benefit. This is because the collateral for a loan does not participate in the performance of the investment divisions while the loan is outstanding. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the Policy to lapse sooner than if no loan had been taken.

We deduct loan debt from the amount payable on surrender of the Policy and from any death benefit payable. A Policy loan also may have possible adverse tax consequences. You should consult a tax adviser before taking out a Policy loan.

                                   LOAN VALUE

The loan value of a Policy equals:

   -  75% of the Policy's cash surrender value during the first three years; or
   -  90% of the Policy's cash surrender value after the first three years.

In certain states, the loan value may differ from that above for particular years. The sum of all outstanding loan amounts plus accrued interest is called loan debt. The maximum amount that can be borrowed at any time is the difference between the loan value and the loan debt.

                                    INTEREST

While a loan remains unpaid, we charge interest of 4.75% annually. Interest accrues each day and payments are due at the end of each policy year. IF YOU DON'T PAY THE INTEREST WHEN DUE, IT IS TREATED AS A NEW LOAN AND WE ADD IT TO THE UNPAID LOAN AMOUNT. Loan debt is considered part of cash surrender value which is used to calculate gain. Interest paid on a policy loan is not tax-deductible.

The amount held in our general account as collateral for a loan earns interest at a minimum rate of 4% annually for the first ten policy years and 4.15% thereafter.

TELEPHONE REQUESTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

A telephone request for a loan or a reallocation received before 4 p.m. (ET) generally will be processed the same day. A request received at or after 4 p.m.
(ET) will be processed the following business day. We reserve the right to change procedures or discontinue the ability to make telephone transactions.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, but are not limited to, possible recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for following telephone instructions that we reasonably believe to be genuine.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider's, your Financial Advisor's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 pm (ET), even if due to our delay in answering your call, we will treat your request as having been received on the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.

POLICY TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                GUARANTEE PERIOD

Generally, during the guarantee period, we guarantee the Policy will remain in effect and provide the death benefit regardless of investment performance, unless loan debt exceeds the larger of the cash surrender value and the tabular value. (See "Loans" for an explanation of how any loan debt affects the Policy's value.) A guarantee period may last for the insured's lifetime or a shorter period. The chart below shows how the face amount of your Policy (assuming the same premium) affects the guarantee period.

                              INSURED MALE AGE 60
                            INITIAL PREMIUM 100,000

                                          FACE
  LENGTH OF GUARANTEE PERIOD (YEARS)     AMOUNT
  ----------------------------------   ----------
  5.................................   $1,103,366
  10................................      512,940
  20................................      240,607
  30................................      164,843
  Insured's lifetime................      162,034

If the loan debt exceeds the larger of the cash surrender value and the tabular value, we'll mail you a notice of our intent to cancel the Policy, specifying the minimum repayment amount. We will cancel the Policy 61 days after we mail this notice unless we have received at least the minimum repayment amount specified in the notice. We will treat any payment in excess of the overdue charges as an additional payment. (See "Effect of Additional Payments.") Depending upon the investment performance of the divisions and the amounts you borrow, loans may cause the Policy to lapse. If the Policy lapses with loan debt outstanding, adverse tax consequences may result. (See "Tax Considerations.")

                WHEN THE GUARANTEE PERIOD IS LESS THAN FOR LIFE

After the end of the guarantee period, we will cancel the Policy if the net cash surrender value on a policy processing date won't cover the charges due. (See "Charges and Deductions - Charges Deducted from the Investment Base.")

We will notify you before canceling the Policy. You will then have 61 days to pay us three times the charges due on the policy processing date when your net cash surrender value became insufficient. If we haven't received the required payment by the end of this grace period, we'll cancel the Policy. We will treat any excess payment above the overdue charges as an additional payment.

                                 REINSTATEMENT

If we cancel a Policy, you may reinstate it while the insured is still living if:

   - You request the reinstatement within three years after the end of the grace period;
   -  We receive satisfactory evidence of insurability; and
   - You pay a premium that is sufficient to give you a guarantee period of at least five years from the reinstated Policy's effective date.

We will treat your premium payment as an additional payment requiring underwriting.

The effective date of a reinstated Policy is the policy processing date on or next following the date the reinstatement application is approved.

                               MATURITY PROCEEDS


We will terminate the Policy on the policy anniversary nearest the insured's 100th birthday. We will pay you the net cash surrender value, provided the insured is still living at that time and the Policy is in effect.

TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  INTRODUCTION

The following summary discussion is based on our understanding of current Federal income tax law as the Internal Revenue Service (IRS) now interprets it. We can't guarantee that the law or the IRS's interpretation won't change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.

We haven't considered any applicable Federal gift, estate or any state or other tax laws. Of course, your own tax status or that of your beneficiary can affect the tax consequences of ownership or receipt of distributions.

                            TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The Section 7702 definition can be met if a life insurance policy satisfies either one of two tests that are contained in that section. The manner in which these tests should be applied to certain innovative features of the Policy offered by this Prospectus is not directly addressed by
Section 7702 or the proposed regulations issued thereunder. The presence of these innovative Policy features, and the absence of final regulations or any other pertinent interpretations of the tests, thus creates some uncertainty about the application of the tests to the Policy.

Nevertheless, we believe that the Policy offered by this Prospectus qualifies as a life insurance contract for Federal income tax purposes. This means that:

   - the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and
   - the policy owner should not be considered in constructive receipt of the Policy's cash surrender value, including any increases, until actual cancellation of the Policy.

We have reserved the right to make changes in the Policy if such changes are deemed necessary to assure its qualification as a life insurance contract for tax purposes (see "The Policy - Policy Changes (Applicable Federal Tax Law)").

                          DIVERSIFICATION REQUIREMENTS

IRC section 817(h) and the regulations under it provide that separate account investments underlying a policy must be "adequately diversified" for it to qualify as a life insurance policy under IRC section 7702. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.


In certain circumstances, owners of variable life policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. While we believe that the policies do not give policy owners investment control over variable account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the variable account assets supporting the Policy.


The following discussion assumes that the Policy will qualify as a life insurance policy for Federal income tax purposes.

                                  POLICY LOANS

In general, any interest paid on policy loans will not be tax-deductible. Before taking out a policy loan, a policy owner should consult a tax advisor as to the tax consequences.

             TAX TREATMENT OF POLICY LOANS AND OTHER DISTRIBUTIONS

Federal tax law establishes a class of life insurance policies referred to as modified endowment contracts or MECs. A MEC is any contract which satisfies the definition of life insurance set forth in Section 7702 of the Code but fails to meet the 7-pay test. This test applies a cumulative limit on the amount of premiums that can be paid into a contract each year in the first seven contract years in order to avoid MEC treatment.

Loans from, as well as collateral assignments of, MECs will be treated as distributions to the policy owner. All pre-death distributions (including loans, capitalized interest, surrenders, and collateral assignments) from these policies will be included in gross income on an income first basis to the extent of any income in the Policy immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, capitalized interest, and surrenders) from MECs to the extent they are included in income, unless such amounts are distributed on or after the taxpayer attains age 59 1/2 because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

These provisions apply to policies entered into on or after June 21, 1988. However, a Policy that is not originally classified as a MEC can become so classified if a material change is made in the Policy at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation. Certain changes made to your Policy may cause it to become subject to these provisions. We believe that these changes include your contractual right to make certain additional payments. You may choose not to exercise this right in order to preserve your Policy's current tax treatment.

If you do preserve your Policy's current tax treatment, and your Policy is not a MEC, then policy loans will be considered your indebtedness and no part of a policy loan will constitute income to you. However, a lapse of a Policy with an outstanding loan will result in the treatment of the loan cancellation (including the accrued interest) as a distribution under the Policy and may be taxable. Pre-death distributions will generally not be included in gross income to the extent that the amount received does not exceed your investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

If there is any borrowing against your Policy, whether a MEC or not, the interest paid on loans is not tax deductible.

Any Policy received in exchange for a MEC is considered a MEC.

                  AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including loans, collateral assignments, capitalized interest, and surrenders) from a Policy that is treated as a MEC, a special aggregation requirement may apply for purposes of determining the amount of the income on the contract. Specifically, if we or any of our affiliates issue to the same policy owner more than one MEC during a calendar year, then for purposes of measuring the income on the contract with respect to a distribution from any of those contracts, the income on the contract for all such contracts will be aggregated and attributed to that distribution.

               TAXATION OF SINGLE PREMIUM IMMEDIATE ANNUITY RIDER

If the Single Premium Immediate Annuity Rider ("SPIAR") was added to the Policy at issue to make the payments on the Policy, a portion of each payment from the annuity will be includible in income for Federal tax purposes when distributed. The amount of taxable income consists of the excess of the payment amount over the exclusion amount. The exclusion amount is defined as the payment amount multiplied by the ratio of the investment in the annuity rider to the total amount expected to be paid by us under the annuity.

If payments cease because of death before the investment in the annuity rider has been fully recovered, a deduction is allowed for the unrecovered amount. Moreover, if the payments continue beyond the time at which the investment in the annuity rider has been fully recovered, the full amount of each payment will be includible in income. If the SPIAR is surrendered before all of the scheduled payments have been made by us, the remaining income in the annuity rider will be taxed just as in the case of life insurance policies.

Payments under an immediate annuity rider are not subject to the 10% penalty tax that is generally applicable to distributions from annuities made before the recipient attains age 59 1/2.

Other than the tax consequences described above, and assuming that the SPIAR is not subjected to an assignment, gift or pledge, no income will be recognized to the policy owners or beneficiary.

The SPIAR does not exist independently of a Policy. Accordingly, there are tax consequences if a Policy with a SPIAR is assigned, transferred by gift, or pledged. An owner of a Policy with a SPIAR is advised to consult a tax advisor prior to effecting an assignment, gift or pledge of the Policy.

                               OTHER TRANSACTIONS

Changing the policy owner or the insured may have tax consequences. According to
Section 1035(a)(1) of the Code, exchanging the Policy for another involving the same insured will have no tax consequences if there is no loan debt and no cash or other property is received. In addition, exchanging the Policy for more than one policy, or exchanging the Policy and one or more other policies for a single policy, in certain circumstances, may be treated as an exchange under Section 1035, as long as all such policies involve the same insured(s). Any new policy or policies would have to satisfy the 7-pay test from the date of exchange to avoid characterization as a MEC. In addition, any exchange for a new policy or policies may result in a loss of grandfathering status for statutory changes made after the old policy or policies were issued. A tax advisor should be consulted before effecting any exchange, since even if an exchange is within
Section 1035(a), the exchange may have tax consequences other than immediate recognition of income.

In addition, the Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

                                  OTHER TAXES

Federal estate and state and local estate, inheritance and other taxes depend upon your or the beneficiary's specific situation.

                  OWNERSHIP OF POLICIES BY NON-NATURAL PERSONS

The above discussion of the tax consequences arising from the purchase, ownership, and transfer of the Policy has assumed that the owner of the Policy consists of one or more individuals. Organizations exempt from taxation under
Section 501(a) of the Code may be subject to additional or different tax consequences with respect to transactions such as policy loans.

          NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES



If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.



              ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES



The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the insured owned the policy. If the policy owner was not the insured, the fair market value of the Policy would be included in the policy owner's estate upon the policy owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.



Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the policy owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.



Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.



           ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001



The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.



During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.



The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


                           SPLIT-DOLLAR ARRANGEMENTS

The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional payments with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.


                              FOREIGN TAX CREDITS


To the extent that any Fund or the Trusts makes the appropriate election, certain foreign taxes paid by the Funds or the Trusts will be treated as being paid by us, which may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to the policy owners.

                            ALTERNATIVE MINIMUM TAX

There also may be an indirect tax upon the income in the Contract or the proceeds of a policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

                                  WITHHOLDING

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's Federal tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


    LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS



The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.


                            POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the policy.

We don't make any guarantee regarding the tax status of any policy or any transaction regarding the policy.

The above discussion is not intended as tax advice. For tax advice you should consult a competent tax advisor. Although this tax discussion is based on our understanding of Federal income tax laws as they are currently interpreted, we can't guarantee that those laws or interpretations will remain unchanged.

                                OUR INCOME TAXES

FEDERAL INCOME TAXES. We don't expect to incur any Federal income tax liability that would be chargeable to the Separate Account. As a result we do not currently deduct charges for Federal income taxes from the Separate Account.

Changes in Federal tax treatment of variable life insurance or in our tax status may mean that we will have to pay Federal income taxes chargeable to the Separate Account in the future. If we make a charge for taxes, we expect to accumulate it daily and transfer it from each investment division and into the general account monthly. We would keep any investment earnings on any tax charges accumulated in an investment division.

Any tax charges we impose will not apply to Policies issued in connection with qualified pension arrangements.

STATE AND LOCAL INCOME TAXES. Under current laws, we may incur state and local income taxes (in addition to premium taxes) in several states, although these taxes are not significant. If the amount of these taxes changes substantially, we may make charges to the Separate Account.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               SELLING THE POLICY

We have entered into a distribution agreement with our affiliate, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S" or "Distributor"), for the distribution and sale of the Policies. Distributor offers the Policies through its registered representatives ("Financial Advisors"). The Financial Advisors are registered with the NASD, Inc., licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents. The Merrill Lynch Life Agencies are wholly owned subsidiaries of Distributor. The Policies are not currently offered for sale to the public.


We pay commissions to the Merrill Lynch Life Agencies for sales of the Policies by the Financial Advisors. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the Policies, and the Distributor pays the Financial Advisors a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the Policies. The Merrill Lynch Life Agencies also pay insurance specialists a portion of the commissions they receive for the sales of the Policies.


The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 7% of each premium and 0.10% of the investment base. The maximum commission payable to Financial Advisors for Policy sales is 3.10% of premium and 0.13% of investment base. The maximum amount of compensation that may be paid to the insurance specialists is 1.2% of each premium.

Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Insurance specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Distributor's Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the policy.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. We and MLPF&S are engaged in various kinds of routine litigation that, in our judgment, is not material to our total assets or to MLPF&S.

                              FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policy. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our Service Center.

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

For your convenience, we are providing a glossary of the special terms we use in this Prospectus.

ATTAINED AGE: is the issue age of the insured plus the number of full years since the policy date.

BUSINESS DAY: is any day the NYSE is open or there's enough trading in portfolio securities to materially affect the unit value of an investment division.

CASH SURRENDER VALUE: is equal to the cash value less the deferred policy loading and, depending on the date it is calculated, less all or a portion of certain other charges not yet deducted.

CASH VALUE: is equal to the investment base plus any loan debt.

FACE AMOUNT: is the minimum death benefit as long as the Policy remains in force. The face amount may increase as a result of an additional payment.

GUARANTEE PERIOD: is the time we guarantee that the Policy will remain in force regardless of investment experience, unless loan debt exceeds certain Policy values. It is the period that a comparable fixed life insurance policy (same face amount, premium payments, guaranteed mortality table and loading) would remain in force if credited with 4% interest per year.

INVESTMENT BASE: is the amount available under a Policy for investment in the Separate Account at any time.

ISSUE AGE: is the insured's age as of his or her birthday nearest the policy date.

LOAN DEBT: is the sum of all outstanding loans on a Policy plus accrued interest.

MONTHIVERSARY: is the same day each month as the policy date.

NET AMOUNT AT RISK: is the difference between the death benefit and the cash surrender value adjusted for interest at 4% per year.

NET CASH SURRENDER VALUE: is equal to cash surrender value less any loan debt.

NET SINGLE PREMIUM FACTOR: We use this factor in the calculation of the variable insurance amount to make sure that the Policy always meets the guidelines of what constitutes a life insurance policy under the Code.

POLICY DATE: is used to determine policy processing dates, policy years, and policy anniversaries. It is usually the business day next following the receipt of the single premium at our Service Center.

POLICY PROCESSING DATES: are the policy date and the first day of each policy quarter thereafter. Policy processing dates after the policy date are the days when we deduct charges from the investment base and redetermine the death benefit.

PORTFOLIO: a separate investment portfolio of a Fund. Each investment division of the Separate Account invests exclusively in shares of a designated portfolio. The term "portfolio," as used in this Prospectus, also refers to the units of the Trusts.

PROCESSING PERIOD: is the period between consecutive policy processing dates.

TABULAR VALUE: is equal to the cash surrender value when we issue your Policy. From then on, it is equal to the cash surrender value for a comparable fixed life policy with the same face amount, premium payments loading, and guarantee period (based on a 4% interest per year and the guaranteed mortality table). The tabular value equals zero after the guarantee period. It is the value we use to limit your mortality cost deductions as well as our right to cancel your Policy during the guarantee period.

VALUATION PERIOD: is each business day together with any non-business days before it.

VARIABLE INSURANCE AMOUNT: is determined on each policy processing date by multiplying the cash surrender value by the net single premium factor.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Additional Policy Information
  The Policy
  Incontestability
  Payment in Case of Suicide
  Misstatement of Age or Sex
  Dividends
  Group or Sponsored Arrangements
More Ownership Rights
  Changing the Policy Owner
  Assigning the Policy as Collateral
  Naming Beneficiaries
  Changing the Insured
Assumption of Previously Issued Policies and Subsequent
  Merger
Illustrations
Performance Data
  Hypothetical Illustrations
  Yields and Total Returns
  Mercury Money Reserve Investment Division Yields
  Total Returns
Other Information
  Selling the Policy
  Services Arrangement
  Reports to Policy Owners
  Modifying Administrative Procedures
  Signature Guarantees
  Personal Identification Code
  Unisex Legal Considerations
  State Regulation
  Experts
  Legal Matters
  Reinsurance
Financial Statements
  Financial Statements of Merrill Lynch Life Variable Life
     Separate Account II
  Financial Statements of Merrill Lynch Life Insurance
     Company

The Statement of Additional Information dated the same date as this Prospectus contains additional information about the Policy and the Separate Account, including more information concerning compensation paid for the sale of the Policies. The Statement of Additional Information is not a prospectus, and should be read together with this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus.

You can obtain the Statement of Additional Information, personalized illustrations of death benefits, investment base, and cash surrender values, and other information about the Policy at no cost by writing to our Service Center at the address shown on the front cover of this Prospectus or by calling 1-800-354-5333.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Policy. More information about us and the Policy (including the Statement of Additional Information) also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

SEC File No. 33-43058/811-06227

                      STATEMENT OF ADDITIONAL INFORMATION
                                    for the
                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                 Issued Through
              MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
                                   Issued by
                      MERRILL LYNCH LIFE INSURANCE COMPANY

                                  HOME OFFICE:
                          Little Rock, Arkansas 72201

                                SERVICE CENTER:
                           4804 Deer Lake Drive East
                          Jacksonville, Florida 32246
                                 1-800-354-5333


This Statement of Additional Information contains additional information regarding the single premium variable life insurance policy (the "Policy") issued by Merrill Lynch Life Insurance Company ("we," "our," or "us"). This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for your Policy, dated May 1, 2005, and the prospectuses for the Funds and the Trusts. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above.


Terms used in this Statement of Additional Information have the same meanings as in the prospectus for the Policy. No information is incorporated by reference into this Statement of Additional Information.


The date of this Statement of Additional Information is May 1, 2005.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                             PAGE
Additional Policy Information...............................    2
  The Policy................................................    2
  Incontestability..........................................    2
  Payment in Case of Suicide................................    2
  Misstatement of Age or Sex................................    2
  Dividends.................................................    2
  Group or Sponsored Arrangements...........................    2
More Ownership Rights.......................................    3
  Changing the Policy Owner.................................    3
  Assigning the Policy as Collateral........................    3
  Naming Beneficiaries......................................    3
  Changing the Insured......................................    3
Assumption of Previously Issued Policies and Subsequent
  Merger....................................................    4
Illustrations...............................................    4
Performance Data............................................    4
  Hypothetical Illustrations................................    4
  Yields and Total Returns..................................    5
  Mercury Money Reserve Investment Division Yields..........    5
  Total Returns.............................................    6
Other Information...........................................    7
  Selling the Policy........................................    7
  Services Arrangement......................................    7
  Reports to Policy Owners..................................    7
  Modifying Administrative Procedures.......................    8
  Signature Guarantees......................................    8
  Personal Identification Code..............................    8
  Unisex Legal Considerations...............................    8
  State Regulation..........................................    8
  Experts...................................................    9
  Legal Matters.............................................    9
  Reinsurance...............................................    9
Financial Statements........................................    9
  Financial Statements of Merrill Lynch Life Variable Life
     Separate Account II....................................  S-1
  Financial Statements of Merrill Lynch Life Insurance
     Company................................................  G-1

ADDITIONAL POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE POLICY

The Policy is a contract between its policy owner and us. We provide insurance coverage and other benefits as stated in the Policy. We do this in return for a completed application and payment of a single premium. Whenever we use the word Policy, we mean the entire contract. The entire contract consists of the Policy, the attached copy of the initial application, all subsequent applications to change the Policy, and any riders or endorsements that add provisions or change the terms of the Policy.

INCONTESTABILITY

We will rely on statements made in the applications. Legally they are considered representations, not warranties. We can contest the validity of a Policy if any material misstatements are made in the application. In addition, we can contest any amount of death benefit attributable to an additional payment if any material misstatements are made in the application required with the additional payment.

We won't contest the validity of a Policy after it has been in effect during the insured's lifetime for two years from the date of issue. Nor will we contest any amount of death benefit attributable to an additional payment after the death benefit has been in effect during the insured's lifetime for two years from the date we received and accepted the payment.

PAYMENT IN CASE OF SUICIDE

If the insured commits suicide within two years from the Policy's issue date, we will pay only a limited death benefit. The benefit will be equal to the amount of the payments made. If the insured commits suicide within two years of any date we receive and accept an additional payment, any amount of death benefit attributable to the additional payment will be limited to the amount of the payment. The death benefit will be reduced by any loan debt.

MISSTATEMENT OF AGE OR SEX

If an age or sex stated in the application is wrong, it could mean that the face amount, guarantee period, or any other Policy benefit is wrong. We will pay what the premium would have bought for the true age or sex assuming the same guarantee period.

DIVIDENDS

The Policy is non-participating. This means that it doesn't provide for dividends. Investment results under the Policy is reflected in benefits.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the sales load, first-year administrative expense, mortality cost, and the minimum payment, and may modify underwriting classifications.

Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group and the reasons the Policy is purchased, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We make any reductions according to rules in effect when an application for a Policy or additional payment is approved. Our current rules call for reductions resulting in a sales load of not more than 3% of the premium. We may change these rules from time to time. However, reductions in charges will not discriminate unfairly against any person.

MORE OWNERSHIP RIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The policy owner may exercise certain rights under the Policy, including the following.

CHANGING THE POLICY OWNER

During the insured's lifetime, you have the right to transfer ownership of the Policy. The new policy owner will have all rights and options described in the Policy. The change will be effective as of the date the notice is signed, but will not affect any payment we've made or action we've taken before our Service Center receives the notice of the change. Changing the policy owner may have tax consequences.

ASSIGNING THE POLICY AS COLLATERAL

You may assign the Policy as collateral security for a loan or other obligation. This does not change the ownership. However, your rights and any beneficiary's rights are subject to the terms of the assignment. You must give satisfactory written notice at our Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

NAMING BENEFICIARIES

We will pay the primary beneficiary the death benefit proceeds of the Policy on the insured's death. If the primary beneficiary has died before the insured, we will pay the contingent beneficiary. If no contingent beneficiary is living, we will pay the insured's estate.

You may name more than one person as primary or contingent beneficiaries. We will pay proceeds in equal shares to the surviving beneficiaries unless the beneficiary designation provides differently.

You have the right to change beneficiaries during the insured's lifetime. However, if your primary beneficiary designation is irrevocable, the primary beneficiary must consent when you exercise certain Policy rights and options. If you change the beneficiary, the change will take effect as of the date the notice is signed, but will not affect any payment we've made or action we've taken before our Service Center receives the notice of the change.

CHANGING THE INSURED

Subject to certain requirements, you may request a change of insured once each policy year. We must receive a written request signed by you and the proposed new insured. We will also require evidence of insurability for the proposed new insured. The proposed new insured must qualify for a standard or better underwriting classification. Outstanding loan debt must first be repaid and the Policy cannot be under a collateral assignment. If we approve the request for change, insurance coverage on the new insured will take effect on the policy processing date on or next following the date of approval, provided the new insured is still living at that time and the Policy is still in force. A change of insured is a taxable event.

We will change the Policy as follows on the effective date:
   - the issue age will be the new insured's issue age (the new insured's age as of the birthday nearest the policy date);
   - the guaranteed maximum mortality rates will be those in effect on the policy date for the new insured's issue age, sex and underwriting class;
   - we will deduct a charge for changing the insured from the Policy's investment base on the effective date. The charge will equal $1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum of $1,500;

   -  the variable insurance amount will reflect the change of insured; and
   -  the Policy's issue date will be the effective date of the change.

We also may change the face amount or guarantee period on the effective date depending on the new insured's age, sex and underwriting class.

ASSUMPTION OF PREVIOUSLY ISSUED POLICIES AND SUBSEQUENT MERGER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Monarch Life Insurance Company ("Monarch") originally issued the Policies. On November 14, 1990, we entered into an indemnity reinsurance and assumption agreement with Monarch and certain other Merrill Lynch insurance companies. Under this agreement, Tandem Insurance Group, Inc. ("Tandem"), one of the Merrill Lynch insurance companies, acquired, on an assumption reinsurance basis, certain of the variable life insurance policies Monarch issued through its Variable Account A, including the Policies described in this Prospectus. On October 1, 1991, Tandem was merged with and into us, and we succeeded to all of Tandem's liabilities and obligations. Thus, we have all the liabilities and obligations under the Policies. All further payments made under the Policies will be made directly to or by us.

You have the same rights and values under your Policy as you did before the merger transaction. However, you will look to us instead of to Monarch or Tandem to fulfill the terms of your Policy. Pursuant to the reinsurance and assumption agreement, all the assets of Monarch's Variable Account A relating to the reinsured Policies were transferred to Tandem and allocated to the Separate Account. By virtue of the merger, the Separate Account became our separate account.

ILLUSTRATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We may provide illustrations for death benefit, investment base, and cash surrender value based on hypothetical rates of return that are not guaranteed. The illustrations also assume mortality costs for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your investment base will depend on factors such as the amounts you allocate to particular investment divisions, the amounts deducted for the Policy's quarterly charges, the portfolios' expense ratios, and your Policy loan history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's issue age, face amount, underwriting class, payment amount(s) requested, and guarantee period. Illustrations requested prior to purchase will assume that the proposed insured is in a standard underwriting class. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a policy year.

PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HYPOTHETICAL ILLUSTRATIONS

In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, investment base, and cash surrender value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

The values we illustrate for death benefit, investment base, and cash surrender value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the portfolios.

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the investment divisions. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for an investment division are based on the investment performance of the corresponding portfolio. A portfolio's performance reflects the portfolio's expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each investment division may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the investment divisions. Lipper Analytical Services, Inc. ("Lipper") and Variable Annuity Research Data Service ("VARDS") are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature also may compare the performance of each investment division to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices also may be used as sources of performance comparison.

We also may report other information, including the effect of tax-deferred compounding on an investment division's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from investment division investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio's investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which an investment division invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, Policy values, and accumulated payments under your Policy.


MERCURY MONEY RESERVE INVESTMENT DIVISION YIELDS



The current yield of the investment division investing in the Mercury Money Reserve Portfolio refers to the annualized investment income generated by an investment in this investment division over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying portfolio or on its portfolio securities.


This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a

Policy having a balance of one accumulation unit in the investment division investing in the Mercury Money Reserve Portfolio at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the portfolio attributable to the hypothetical account; and (2) "common" charges and deductions (as explained below) imposed under the Policy that are attributable to the hypothetical account.



The effective yield of the investment division investing in the Mercury Money Reserve Portfolio determined on a compounded basis for the same seven-day period also may be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in this investment division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.



This investment division's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying portfolio, the types and quality of portfolio securities held by the underlying portfolio, and the underlying portfolio's operating expenses. During extended periods of low interest rates, the yields of the investment division investing in the Mercury Money Reserve Portfolio (or any investment division investing in a money market portfolio) also may become extremely low and possibly negative. Yields on amounts held in this investment division also may be presented for periods other than a seven-day period.


TOTAL RETURNS

The total return of an investment division refers to return quotations assuming an investment under a Policy has been held in the investment division for various periods of time including, but not limited to, a period measured from the date the investment division commenced operations. For periods prior to the date an investment division commenced operations, performance information for Policies funded by that investment division also may be calculated based on the performance of the corresponding portfolio and the assumption that the investment division was in existence for the same periods as those indicated for the portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the investment division from the beginning date of the measuring period to the end of that period.

Until an investment division has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the investment division's inception. When an investment division has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the investment divisions may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the investment divisions, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying portfolio expenses and certain Policy fees and charges assumed to apply to all policy owners, including the sales load, first year administrative expense, premium tax charge, mortality and expense risk charge, and trust charge ("Common Charges"). However, charges such as the mortality cost, which is based on certain factors, such as underwriting class, sex, attained age, and net amount at risk, and which therefore varies with each Policy, is not reflected in average annual total returns, nor are any charges that may be assessed upon reallocation, the taking of a Policy loan, or under a rider ("Non-Common Charges"). IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER.

Because of the charges and deductions imposed under a Policy, performance data for the investment divisions will be lower than performance data for their corresponding portfolios. The performance of an investment division will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. The Funds have provided all performance information for the portfolios, including the portfolio total value information used to calculate the total returns of the investment divisions for periods prior to the inception of the investment divisions. While we have no reason to doubt the accuracy of the figures provided by the Funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures.

From time to time, sales literature or advertisements also may quote average annual total returns for periods prior to the date an investment division commenced operations. This performance information for the investment divisions will be calculated based on the performance of the portfolios and the assumption that the investment divisions were in existence for the same periods as those indicated for the portfolios, with the level of Policy charges currently in effect.

PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH INVESTMENT DIVISION WILL FLUCTUATE ON A DAILY BASIS.

OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SELLING THE POLICY

The Policies are not currently offered for sale to the public.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S" or "Distributor") serves as principal underwriter for the Policies. Distributor is a Delaware corporation and its home office is located at 4 World Financial Center, New York, New York 10080. Distributor is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Distributor offers the Policies through its Financial Advisors. Financial Advisors are appointed as our insurance agents through various Merrill Lynch Life Agencies.


For the years ending December 31, 2004, 2003, and 2002, Distributor received $3,317, $9,128, and $13,963, respectively, in connection with the sale of the Policies. Distributor retains a portion of commissions it receives in return for its services as distributor for the Policies.


SERVICES ARRANGEMENT


We and Merrill Lynch Insurance Group, Inc. ("MLIG") are parties to a service agreement pursuant to which MLIG has agreed to provide certain data processing, legal, actuarial, management, advertising and other services to us, including services related to the Separate Account and the Policies. We reimburse expenses incurred by MLIG under this service agreement on an allocated cost basis. For the years ended December 31, 2004, 2003, and 2002, we paid fees under the agreement of $33.2 million, $33.5 million, and $34.4 million, respectively.


REPORTS TO POLICY OWNERS

After the end of each policy quarter, we will send you a statement showing the allocation of your investment base, death benefit, net cash surrender value, any loan debt and, if there has been a change, new face amount and guarantee period. All figures will be as of the first day of the current policy quarter. The statement will show the amounts deducted from or added to the investment base during the policy quarter. The statement will also include any other information that may be currently required by your state.

You will receive confirmation of all financial transactions. These confirmations will show the price per unit of each of your investment divisions, the number of units you have in the investment division and the value of the investment division computed by multiplying the quantity of units by the price per unit.

We also will send you semi-annual reports containing financial statements for the Separate Account and a list of portfolio securities of the Funds and the Trusts, as required by the 1940 Act.

MODIFYING ADMINISTRATIVE PROCEDURES

We reserve the right to modify or eliminate certain administrative procedures related to your Policy. For administrative and tax purposes, we may from time to time require that specific forms be completed for certain transactions, including surrenders.

SIGNATURE GUARANTEES

In order for you to make certain Policy transactions and changes, we may require that your signature be guaranteed. Your signature can only be guaranteed by a national bank or trust company (not a savings bank or Federal savings and loan association), a member bank of the Federal Reserve System, or a member firm of a national securities exchange.

Currently, we may require a signature guarantee on:

   -  written requests for surrenders or Policy loans;
   -  change of policy owner;
   -  multiple policy owner form; and
   -  telephone authorization forms if not submitted with your application.

PERSONAL IDENTIFICATION CODE

We will send you a four-digit personal identification code shortly after the Policy is placed in force and before the end of the "free look" period. You must give this number when you call the Service Center to get information about the Policy, to make a loan (if an authorization is on file), or to make other requests.

You should protect your personal identification code, because telephone transactions will be available to anyone who provides your personal information code. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

UNISEX LEGAL CONSIDERATIONS

In 1983 the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.

The Policies described in this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Employers and employee organizations should check with their legal advisors before purchasing these Policies.

Montana prohibits the use of actuarial tables that distinguish between men and women in determining payments and Policy benefits for Policies issued on the lives of its residents. Therefore, Policies issued to residents of Montana have payments and benefits which are based on actuarial tables that do not differentiate on the basis of sex. (Previously, certain Policies we issued on the lives of Massachusetts residents were also issued on a unisex basis.) You should consult the Policy.

STATE REGULATION

We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department (the "Insurance Department"). We file a detailed financial statement in the prescribed form

(the "Annual Statement") with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine Policy liabilities and reserves so that the Insurance Department may certify that these items are correct. Our books and accounts are subject to review by the Insurance Department at all times. A full examination of our operations is conducted periodically by the Insurance Department and under the auspices of the National Association of Insurance Commissioners. We are also subject to the insurance laws and regulations of all jurisdictions in which we are licensed to do business.

EXPERTS


Our financial statements as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, and the financial statements of the Separate Account as of December 31, 2004, and for each of the three years in the period ended December 31, 2004, incorporated by reference in this prospectus and included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports (which reports express an unqualified opinion and which report on our financial statements includes an explanatory paragraph for the change in accounting method in 2004 for long-duration contracts to conform to Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long Duration Contracts and for Separate Accounts"), which are included and incorporated by reference herein, and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Their principal business address is Two World Financial Center, New York, New York 10281-1414.


Actuarial matters included in this Prospectus have been examined by Deborah J. Adler, FSA, MAAA, our Chief Actuary.

LEGAL MATTERS

Our organization, its authority to issue the Policy, and the validity of the form of the Policy have been passed upon by Barry G. Skolnick, our General Counsel.

REINSURANCE

We have reinsured some of the risks assumed under the Policy.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Our audited balance sheets as of December 31, 2004 and 2003, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004, as well as the Independent Accountants' Reports, are contained herein. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policies.



The audited financial statements for the Separate Account as of December 31, 2004, and for the periods ended December 31, 2004 and 2003, as well as the Independent Accountants' Reports, are also contained herein.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of
Merrill Lynch Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the investment divisions of Merrill Lynch Life Variable Life Separate Account II, comprised of the divisions investing in the Money Reserve Portfolio, Intermediate Government Bond Portfolio, Core Bond Strategy Portfolio, Large Cap Core Strategy Portfolio, Fundamental Growth Strategy Portfolio, Balanced Capital Strategy Portfolio, High Yield Portfolio, Natural Resources Portfolio (liquidated following close of business on November 21, 2003), Global Allocation Strategy Portfolio, Utilities and Telecommunications V.I. Fund, Global Bond Focus Fund (liquidated following close of business on April 30, 2002), Basic Value V.I. Fund, Developing Capital Markets V.I. Fund (liquidated following close of business on November 21, 2003), Value Opportunities V.I. Fund (formerly Small Cap Value V.I. Fund), Index 500 V.I. Fund, Global Growth V.I. Fund, American Balanced V.I. Fund, Large Cap Value V.I. Fund, International Value V.I. Fund (formerly Mercury International Value V.I. Fund), Large Cap Growth V.I. Fund (formerly Merrill Lynch Large Cap Growth V.I. Fund), Global Allocation V.I. Fund (commenced operations November 21, 2003), AllianceBernstein Quasar Portfolio (formerly Quasar Portfolio, liquidated following close of business on November 21, 2003), AllianceBernstein Premier Growth Portfolio (formerly Premier Growth Portfolio), MFS Emerging Growth Series, MFS Research Series (liquidated following close of business on November 21, 2003), AIM V.I. Premier Equity Fund, AIM V.I. Capital Appreciation Fund, Roszel / Delaware Trend Portfolio (commenced operations November 21, 2003), Roszel / PIMCO CCM Capital Appreciation Portfolio (commenced operations November 21, 2003), 2002 Trust (matured on February 15, 2002), 2003 Trust (matured on August 15, 2003), 2004 Trust (matured on February 15, 2004), 2005 Trust, 2006 Trust, 2007 Trust, 2008
Trust, 2009 Trust, 2010 Trust, 2011 Trust, 2013 Trust, 2014 Trust, and 2019 Trust, (collectively, the "Divisions"), as of December 31, 2004, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of Merrill Lynch Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Divisions' internal control over financial reporting. Accordingly, we express no such opinion.
An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investment divisions owned as of
December  31,  2004, by correspondence with  the  custodian.   We
believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Divisions as of December 31, 2004, the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



March 30, 2005

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2004

                                                                                     Divisions Investing In
                                                                -------------------------------------------------------------------
                                                                                    Intermediate         Core          Large Cap
                                                                      Money          Government          Bond             Core
                                                                     Reserve            Bond           Strategy         Strategy
(In thousands)                                                      Portfolio        Portfolio        Portfolio        Portfolio
                                                                ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Merrill Lynch Series Fund, Inc. (Note 1):
   Money Reserve Portfolio, 235,634 shares
    (Cost $235,634)                                             $       235,634  $             0  $             0  $             0

   Intermediate Government Bond Portfolio, 11,311 shares
    (Cost $126,288)                                                           0          129,061                0                0

   Core Bond Strategy Portfolio, 7,271 shares
    (Cost $83,160)                                                            0                0           86,160                0

   Large Cap Core Strategy Portfolio, 8,657 shares
    (Cost $190,338)                                                           0                0                0          183,958
                                                                ---------------- ---------------- ---------------- ----------------

 Total Assets                                                           235,634          129,061           86,160          183,958

Liabilities
 Due to Merrill Lynch Life Insurance Company                              2,785            1,526            1,019            2,175
                                                                ---------------- ---------------- ---------------- ----------------
Net Assets                                                      $       232,849  $       127,535  $        85,141  $       181,783
                                                                ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2004

                                                                                     Divisions Investing In
                                                                -------------------------------------------------------------------
                                                                   Fundamental        Balanced                          Global
                                                                      Growth          Capital            High          Allocation
                                                                     Strategy         Strategy          Yield           Strategy
(In thousands)                                                      Portfolio        Portfolio        Portfolio        Portfolio
                                                                ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Merrill Lynch Series Fund, Inc. (Cont'd), (Note 1):
   Fundamental Growth Strategy Portfolio, 8,637 shares
    (Cost $257,085)                                             $       183,008  $             0  $             0  $             0

   Balanced Capital Strategy Portfolio, 53,002 shares
    (Cost $815,096)                                                           0          739,373                0                0

   High Yield Portfolio, 8,645 shares
    (Cost $47,944)                                                            0                0           52,648                0

   Global Allocation Strategy Portfolio, 9,287 shares
    (Cost $131,573)                                                           0                0                0          143,025
                                                                ---------------- ---------------- ---------------- ----------------

 Total Assets                                                           183,008          739,373           52,648          143,025

Liabilities
 Due to Merrill Lynch Life Insurance Company                              2,164            8,743              623            1,691
                                                                ---------------- ---------------- ---------------- ----------------
Net Assets                                                      $       180,844  $       730,630  $        52,025  $       141,334
                                                                ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2004

                                                                                     Divisions Investing In
                                                                -------------------------------------------------------------------

                                                                  Utilities and        Basic            Value            Index
                                                                Telecommmunications    Value        Opportunities         500
(In thousands)                                                      V.I. Fund        V.I. Fund        V.I. Fund        V.I. Fund
                                                                ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Merrill Lynch Variable
  Series Funds, Inc. (Note 1):
   Utilities and Telecommunications V.I. Fund, 645 shares
    (Cost $5,043)                                               $         5,821  $             0  $             0  $             0

   Basic Value V.I. Fund, 5,384 shares
    (Cost $72,886)                                                            0           84,528                0                0

   Value Opportunities V.I. Fund, 1,956 shares
    (Cost $46,631)                                                            0                0           51,183                0

   Index 500 V.I. Fund, 2,044 shares
    (Cost $27,458)                                                            0                0                0           31,371
                                                                ---------------- ---------------- ---------------- ----------------

 Total Assets                                                             5,821           84,528           51,183           31,371

Liabilities
 Due to Merrill Lynch Life Insurance Company                                 69              999              605              371
                                                                ---------------- ---------------- ---------------- ----------------
Net Assets                                                      $         5,752  $        83,529  $        50,578  $        31,000
                                                                ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2004

                                                                                     Divisions Investing In
                                                                -------------------------------------------------------------------

                                                                      Global          American        Large Cap      International
                                                                      Growth          Balanced          Value            Value
(In thousands)                                                      V.I. Fund        V.I. Fund        V.I. Fund        V.I. Fund
                                                                ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Merrill Lynch Variable
  Series Funds, Inc. (Cont'd), (Note 1):
   Global Growth V.I. Fund, 446 shares
    (Cost $3,909)                                               $         4,313  $             0  $             0  $             0

   American Balanced V.I. Fund, 38 shares
    (Cost $447)                                                               0              456                0                0

   Large Cap Value V.I. Fund, 1,403 shares
    (Cost $17,740)                                                            0                0           18,738                0

   International Value V.I. Fund, 1,226 shares
    (Cost $14,670)                                                            0                0                0           16,754
                                                                ---------------- ---------------- ---------------- ----------------

 Total Assets                                                             4,313              456           18,738           16,754

Liabilities
 Due to Merrill Lynch Life Insurance Company                                 51                5              222              198
                                                                ---------------- ---------------- ---------------- ----------------
Net Assets                                                      $         4,262  $           451  $        18,516  $        16,556
                                                                ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2004

                                                                                     Divisions Investing In
                                                                -------------------------------------------------------------------
                                                                                                    AllianceBernstein     MFS
                                                                    Large Cap         Global           Premier          Emerging
                                                                      Growth         Allocation         Growth           Growth
(In thousands)                                                      V.I. Fund        V.I. Fund        Portfolio          Series
                                                                ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Merrill Lynch Variable
  Series Funds, Inc. (Cont'd), (Note 1):
   Large Cap Growth V.I. Fund, 858 shares
    (Cost $8,111)                                               $         8,541  $             0  $             0  $             0

   Global Allocation V.I. Fund, 261 shares
    (Cost $2,828)                                                             0            3,273                0                0

 Investments in AllianceBernstein Variable Products
  Series Funds, Inc. (Note 1):
   AllianceBernstein Premier Growth Portfolio, 581 shares
    (Cost $13,313)                                                            0                0           13,613                0

 Investments in MFS Variable Insurance Trust (Note 1):
   MFS Emerging Growth Series, 386 shares
    (Cost $5,975)                                                             0                0                0            6,754
                                                                ---------------- ---------------- ---------------- ----------------

 Total Assets                                                             8,541            3,273           13,613            6,754

Liabilities
 Due to Merrill Lynch Life Insurance Company                                101               39              161               80
                                                                ---------------- ---------------- ---------------- ----------------
Net Assets                                                      $         8,440  $         3,234  $        13,452  $         6,674
                                                                ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2004

                                                                                     Divisions Investing In
                                                                -------------------------------------------------------------------
                                                                                                                        Roszel /
                                                                     AIM V.I.        AIM V.I.          Roszel /        PIMCO CCM
                                                                     Premier          Capital          Delaware         Capital
                                                                      Equity        Appreciation        Trend         Appreciation
(In thousands)                                                         Fund             Fund          Portfolio        Portfolio
                                                                ---------------- ---------------- ---------------- ----------------
Assets
 Investments in AIM Variable Insurance Funds (Note 1):
   AIM V.I. Premier Equity Fund, 391 shares
    (Cost $10,780)                                              $         8,326  $             0  $             0  $             0

   AIM V.I. Capital Appreciation Fund, 175 shares
    (Cost $3,570)                                                             0            3,969                0                0

 Investments in MLIG Variable Insurance Trust (Note 1):
   Roszel/Delaware Trend Portfolio, 185 shares
    (Cost $2,383)                                                             0                0            2,518                0

   Roszel/PIMCO CCM Capital Appreciation Portfolio, 331 shares
    (Cost $3,807)                                                             0                0                0            4,388
                                                                ---------------- ---------------- ---------------- ----------------

 Total Assets                                                             8,326            3,969            2,518            4,388

Liabilities
 Due to Merrill Lynch Life Insurance Company                                 98               47               30               52
                                                                ---------------- ---------------- ---------------- ----------------
Net Assets                                                      $         8,228  $         3,922  $         2,488  $         4,336
                                                                ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2004

                                                                                     Divisions Investing In
                                                                -------------------------------------------------------------------


                                                                       2005             2006             2007             2008
(In thousands)                                                        Trust            Trust            Trust            Trust
                                                                ---------------- ---------------- ---------------- ----------------
Assets
 Investments in the Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A through L (Note 1):
   2005 Trust, 13,512 trust units
    (Cost $10,401)                                              $        13,611  $             0  $             0  $             0

   2006 Trust, 4,916 trust units
    (Cost $4,173)                                                             0            4,907                0                0

   2007 Trust, 9,375 trust units
    (Cost $6,611)                                                             0                0            9,002                0

   2008 Trust, 14,926 trust units
    (Cost $8,703)                                                             0                0                0           13,549
                                                                ---------------- ---------------- ---------------- ----------------

 Total Assets                                                            13,611            4,907            9,002           13,549

Liabilities
 Due to Merrill Lynch Life Insurance Company                                161               58              107              142
                                                                ---------------- ---------------- ---------------- ----------------
Net Assets                                                      $        13,450  $         4,849  $         8,895  $        13,407
                                                                ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2004

                                                                                     Divisions Investing In
                                                                -------------------------------------------------------------------


                                                                      2009             2010             2011             2013
(In thousands)                                                        Trust            Trust            Trust            Trust
                                                                ---------------- ---------------- ---------------- ----------------
Assets
 Investments in the Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A through L (Cont'd), (Note 1):
   2009 Trust, 6,167 trust units
    (Cost $3,575)                                               $         5,376  $             0  $             0  $             0

   2010 Trust, 7,917 trust units
    (Cost $5,682)                                                             0            6,519                0                0

   2011 Trust, 1,895 trust units
    (Cost $1,105)                                                             0                0            1,502                0

   2013 Trust, 1,223 trust units
    (Cost $679)                                                               0                0                0              871
                                                                ---------------- ---------------- ---------------- ----------------

 Total Assets                                                             5,376            6,519            1,502              871

Liabilities
 Due to Merrill Lynch Life Insurance Company                                 64               77              (43)              10
                                                                ---------------- ---------------- ---------------- ----------------
Net Assets                                                      $         5,312  $         6,442  $         1,545  $           861
                                                                ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2004

                                                                     Divisions Investing In
                                                                ----------------------------------


                                                                      2014             2019
(In thousands)                                                        Trust            Trust
                                                                ---------------- ----------------
Assets
 Investments in the Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A through L (Cont'd), (Note 1):
   2014 Trust, 11,992 trust units
    (Cost $5,284)                                               $         8,028  $             0

   2019 Trust, 5,267 trust units
    (Cost $2,329)                                                             0            2,601
                                                                ---------------- ----------------

 Total Assets                                                             8,028            2,601

Liabilities
 Due to Merrill Lynch Life Insurance Company                                 95               31
                                                                ---------------- ----------------
Net Assets                                                      $         7,933  $         2,570
                                                                ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                          Intermediate             Core              Large Cap
                                                        Money              Government             Bond                  Core
                                                       Reserve                Bond               Strategy             Strategy
(In thousands)                                        Portfolio            Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $             2,738  $             4,025  $             3,026  $             1,719
 Mortality and Expense Charges (Note 5)                      (1,446)                (783)                (511)                (985)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                1,292                3,242                2,515                  734
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                             0                  767                  191               (4,568)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                  0                 (145)                (249)              30,269
 Capital Gain Distributions (Note 2)                              0                  894                  808                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                   0                1,516                  750               25,701
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    1,292                4,758                3,265               26,435
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                     167                   11                   71                   75
 Policy Loading, Net (Note 5)                                   (13)                  (9)                  (3)                 (18)
 Contract Owner Deaths                                      (10,049)              (4,957)              (1,799)              (3,471)
 Contract Owner Terminations                                (32,034)              (7,019)              (2,889)              (8,909)
 Policy Loans, Net                                            1,536                  177                  (72)                 503
 Cost of Insurance (Note 5)                                  (5,436)              (2,851)              (1,749)              (3,418)
 Policy Loan Processing Charges                                (710)                (270)                (162)                (406)
 Transfers Among Investment Divisions                            85               (9,980)               5,151                3,509
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (46,454)             (24,898)              (1,452)             (12,135)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                     (45,162)             (20,140)               1,813               14,300
Net Assets, Beginning Balance                               278,011              147,675               83,328              167,483
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           232,849  $           127,535  $            85,141  $           181,783
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                     Fundamental            Balanced                                  Global
                                                       Growth               Capital                High              Allocation
                                                       Strategy             Strategy              Yield               Strategy
(In thousands)                                        Portfolio            Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $             1,934  $            16,306  $             4,188  $             4,252
 Mortality and Expense Charges (Note 5)                      (1,054)              (4,357)                (312)                (773)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  880               11,949                3,876                3,479
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                       (23,280)             (15,429)               1,697               (1,281)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             34,344               59,711                  194               14,876
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                              11,064               44,282                1,891               13,595
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   11,944               56,231                5,767               17,074
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                     165                  123                   11                   32
 Policy Loading, Net (Note 5)                                   (21)                 (41)                  (3)                 (17)
 Contract Owner Deaths                                       (3,619)             (22,606)                (662)              (3,114)
 Contract Owner Terminations                                (11,316)             (40,757)              (4,382)              (9,968)
 Policy Loans, Net                                             (413)                (759)                 147                  125
 Cost of Insurance (Note 5)                                  (3,220)             (14,354)              (1,056)              (2,887)
 Policy Loan Processing Charges                                (432)              (1,493)                (134)                (377)
 Transfers Among Investment Divisions                        (7,543)             (15,139)              (2,436)              18,430
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (26,399)             (95,026)              (8,515)               2,224
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                     (14,455)             (38,795)              (2,748)              19,298
Net Assets, Beginning Balance                               195,299              769,425               54,773              122,036
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           180,844  $           730,630  $            52,025  $           141,334
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------

                                                    Utilities and            Basic                Value                Index
                                                  Telecommunications         Value            Opportunities             500
(In thousands)                                        V.I. Fund            V.I. Fund            V.I. Fund            V.I. Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $               111  $             1,033  $             5,670  $               526
 Mortality and Expense Charges (Note 5)                         (24)                (471)                (287)                (187)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   87                  562                5,383                  339
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                          (283)                 965                  841                  572
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                              1,286                6,361                   41                1,875
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                               1,003                7,326                  882                2,447
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    1,090                7,888                6,265                2,786
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                   20                   11                    0
 Policy Loading, Net (Note 5)                                     0                   (3)                  (1)                  (4)
 Contract Owner Deaths                                          (18)              (1,239)                (612)                (508)
 Contract Owner Terminations                                   (508)              (4,285)              (2,522)              (1,625)
 Policy Loans, Net                                              (12)                 (76)                (186)                 446
 Cost of Insurance (Note 5)                                     (91)              (1,585)                (960)                (563)
 Policy Loan Processing Charges                                 (12)                (187)                 (98)                 (63)
 Transfers Among Investment Divisions                           (75)               8,461                5,222                  220
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (716)               1,106                  854               (2,097)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                         374                8,994                7,119                  689
Net Assets, Beginning Balance                                 5,378               74,535               43,459               30,311
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             5,752  $            83,529  $            50,578  $            31,000
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------

                                                        Global             American             Large Cap          International
                                                        Growth              Balanced              Value                Value
(In thousands)                                        V.I. Fund            V.I. Fund            V.I. Fund            V.I. Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                64  $                 9  $             1,260  $               371
 Mortality and Expense Charges (Note 5)                         (25)                  (3)                 (81)                 (73)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   39                    6                1,179                  298
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           457                   (3)               1,502                  843
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                  0                   31                 (129)               1,613
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 457                   28                1,373                2,456
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      496                   34                2,552                2,754
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    0                   (2)
 Policy Loading, Net (Note 5)                                     0                    0                   (1)                  (1)
 Contract Owner Deaths                                         (157)                   0                 (100)                (477)
 Contract Owner Terminations                                   (121)                  (7)                (649)              (1,121)
 Policy Loans, Net                                               75                   (1)                (280)                 130
 Cost of Insurance (Note 5)                                     (89)                  (7)                (355)                (288)
 Policy Loan Processing Charges                                 (11)                   0                  (53)                 (38)
 Transfers Among Investment Divisions                           289                  (56)               9,216                5,098
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                         (14)                 (71)               7,778                3,301
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                         482                  (37)              10,330                6,055
Net Assets, Beginning Balance                                 3,780                  488                8,186               10,501
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             4,262  $               451  $            18,516  $            16,556
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                                            AllianceBernstein           MFS
                                                      Large Cap              Global              Premier              Emerging
                                                       Growth              Allocation             Growth               Growth
(In thousands)                                        V.I. Fund            V.I. Fund            Portfolio              Series
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                19  $                95  $                 0  $                 0
 Mortality and Expense Charges (Note 5)                         (49)                 (21)                 (94)                 (46)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (30)                  74                  (94)                 (46)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           474                  137               (6,240)              (2,471)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                162                  228                7,419                3,272
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 636                  365                1,179                  801
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      606                  439                1,085                  755
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    1                    0
 Policy Loading, Net (Note 5)                                    (3)                   0                   (3)                  (2)
 Contract Owner Deaths                                          (66)                (156)                (574)                (145)
 Contract Owner Terminations                                   (541)                (114)              (1,503)                (414)
 Policy Loans, Net                                               37                  (43)                 293                  182
 Cost of Insurance (Note 5)                                    (136)                 (63)                (277)                (139)
 Policy Loan Processing Charges                                 (10)                  (7)                 (35)                 (22)
 Transfers Among Investment Divisions                           667               (1,176)              (5,066)                (948)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                         (52)              (1,559)              (7,164)              (1,488)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                         554               (1,120)              (6,079)                (733)
Net Assets, Beginning Balance                                 7,886                4,354               19,531                7,407
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             8,440  $             3,234  $            13,452  $             6,674
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                                                                      Roszel /
                                                       AIM V.I.             AIM V.I.             Roszel /            PIMCO CCM
                                                       Premier              Capital              Delaware             Capital
                                                        Equity            Appreciation            Trend             Appreciation
(In thousands)                                           Fund                 Fund              Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                38  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 5)                         (57)                 (28)                 (19)                 (28)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (19)                 (28)                 (19)                 (28)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                        (1,952)                (241)                 165                  109
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                              2,354                  478                    1                  366
 Capital Gain Distributions (Note 2)                              0                    0                   53                   29
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 402                  237                  219                  504
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      383                  209                  200                  476
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       1                    0                    0                    0
 Policy Loading, Net (Note 5)                                    (2)                  (1)                   0                    0
 Contract Owner Deaths                                         (294)                (148)                (174)                 (75)
 Contract Owner Terminations                                   (713)                (218)                (102)                (434)
 Policy Loans, Net                                               (7)                 (17)                 (62)                  72
 Cost of Insurance (Note 5)                                    (188)                (113)                 (64)                 (93)
 Policy Loan Processing Charges                                 (24)                 (27)                  (8)                 (16)
 Transfers Among Investment Divisions                        (1,362)                (646)                (468)                (161)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (2,589)              (1,170)                (878)                (707)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (2,206)                (961)                (678)                (231)
Net Assets, Beginning Balance                                10,434                4,883                3,166                4,567
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             8,228  $             3,922  $             2,488  $             4,336
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------

                                                        2004                 2005                 2006                 2007
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 5)                          (5)                 (83)                 (31)                 (59)
 Transaction Charges (Note 5)                                    (3)                 (52)                 (18)                 (34)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   (8)                (135)                 (49)                 (93)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                         1,173                2,020                  926                1,405
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             (1,173)              (1,852)                (867)              (1,290)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                   0                  168                   59                  115
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       (8)                  33                   10                   22
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    3                    0                    0
 Policy Loading, Net (Note 5)                                     0                    0                   (1)                   0
 Contract Owner Deaths                                         (127)                 (93)                (122)                (241)
 Contract Owner Terminations                                      5               (1,248)                (115)                (688)
 Policy Loans, Net                                                1                  231                   42                  (43)
 Cost of Insurance (Note 5)                                      27                 (264)                 (98)                (203)
 Policy Loan Processing Charges                                   7                  (19)                  (6)                 (21)
 Transfers Among Investment Divisions                        (7,833)              (2,439)                (870)                (115)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (7,920)              (3,829)              (1,170)              (1,311)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (7,928)              (3,796)              (1,160)              (1,289)
Net Assets, Beginning Balance                                 7,928               17,246                6,009               10,184
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $                 0  $            13,450  $             4,849  $             8,895
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------


                                                        2008                 2009                 2010                 2011
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 5)                         (84)                 (33)                 (38)                  (8)
 Transaction Charges (Note 5)                                   (49)                 (19)                 (22)                  (5)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                 (133)                 (52)                 (60)                 (13)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                         1,947                  420                  126                  112
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             (1,637)                (256)                 129                  (40)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 310                  164                  255                   72
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      177                  112                  195                   59
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    2                    0
 Policy Loading, Net (Note 5)                                    (1)                  (1)                  (2)                   0
 Contract Owner Deaths                                         (575)                (107)                (120)                   0
 Contract Owner Terminations                                 (1,489)                (193)                (222)                (141)
 Policy Loans, Net                                              (55)                 (53)                   0                  (28)
 Cost of Insurance (Note 5)                                    (269)                (119)                (129)                 (36)
 Policy Loan Processing Charges                                 (26)                 (15)                  (9)                  (3)
 Transfers Among Investment Divisions                          (175)                (163)                 198                   43
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (2,590)                (651)                (282)                (165)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (2,413)                (539)                 (87)                (106)
Net Assets, Beginning Balance                                15,820                5,851                6,529                1,651
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            13,407  $             5,312  $             6,442  $             1,545
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                                       Divisions Investing In
                                                ---------------------------------------------------------------


                                                        2013                 2014                 2019
(In thousands)                                          Trust                Trust                Trust
                                                -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 5)                          (5)                 (46)                 (14)
 Transaction Charges (Note 5)                                    (3)                 (28)                  (8)
                                                -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   (8)                 (74)                 (22)
                                                -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                            49                  487                   30
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                  2                   50                  198
 Capital Gain Distributions (Note 2)                              0                    0                    0
                                                -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                  51                  537                  228
                                                -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       43                  463                  206
                                                -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    2                    0
 Policy Loading, Net (Note 5)                                     0                    0                    0
 Contract Owner Deaths                                            0                    0                    0
 Contract Owner Terminations                                      0                 (242)                (110)
 Policy Loans, Net                                              (63)                (363)                   1
 Cost of Insurance (Note 5)                                     (17)                (167)                 (55)
 Policy Loan Processing Charges                                  (1)                 (24)                  (7)
 Transfers Among Investment Divisions                            43                 (204)                 223
                                                -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                         (38)                (998)                  52
                                                -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                           5                 (535)                 258
Net Assets, Beginning Balance                                   856                8,468                2,312
                                                -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $               861  $             7,933  $             2,570
                                                ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                          Intermediate             Core              Large Cap
                                                        Money              Government             Bond                  Core
                                                       Reserve                Bond               Strategy             Strategy
(In thousands)                                        Portfolio            Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $             2,723  $             5,715  $             3,430  $               773
 Mortality and Expense Charges (Note 5)                      (1,733)                (956)                (522)                (853)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  990                4,759                2,908                  (80)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                             0                2,208                  694              (10,342)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                  0               (6,478)                (871)              51,985
 Capital Gain Distributions (Note 2)                              0                2,306                1,067                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                   0               (1,964)                 890               41,643
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      990                2,795                3,798               41,563
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                     223                   13                   89                  111
 Policy Loading, Net (Note 5)                                   (26)                 (16)                  (4)                 (26)
 Contract Owner Deaths                                       (6,837)              (5,803)              (1,788)              (3,158)
 Contract Owner Terminations                                (38,729)             (11,030)              (5,711)             (10,387)
 Policy Loans, Net                                            1,916                  510                  185                1,670
 Cost of Insurance (Note 5)                                  (6,090)              (3,239)              (1,797)              (3,171)
 Policy Loan Processing Charges                                (862)                (290)                (190)                (412)
 Transfers Among Investment Divisions                         7,356              (11,526)              (1,198)               4,942
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (43,049)             (31,381)             (10,414)             (10,431)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                     (42,059)             (28,586)              (6,616)              31,132
Net Assets, Beginning Balance                               320,070              176,261               89,944              136,351
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           278,011  $           147,675  $            83,328  $           167,483
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                     Fundamental            Balanced
                                                       Growth               Capital                High               Natural
                                                       Strategy             Strategy              Yield              Resources
(In thousands)                                        Portfolio            Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $               787  $            17,180  $             4,074  $                79
 Mortality and Expense Charges (Note 5)                      (1,016)              (4,261)                (306)                 (64)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                 (229)              12,919                3,768                   15
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                       (22,820)             (25,952)              (3,587)               1,023
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             67,711              150,238               10,842                  913
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                              44,891              124,286                7,255                1,936
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   44,662              137,205               11,023                1,951
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                     171                  154                   23                    4
 Policy Loading, Net (Note 5)                                   (28)                 (48)                  (2)                  (1)
 Contract Owner Deaths                                       (3,655)             (14,982)              (1,254)                 (63)
 Contract Owner Terminations                                (10,637)             (36,946)              (2,258)              (1,143)
 Policy Loans, Net                                            1,191                2,156                   66                   95
 Cost of Insurance (Note 5)                                  (3,566)             (14,459)              (1,102)                (192)
 Policy Loan Processing Charges                                (495)              (1,639)                (156)                 (20)
 Transfers Among Investment Divisions                          (638)              (7,694)               3,176              (12,338)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (17,657)             (73,458)              (1,507)             (13,658)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      27,005               63,747                9,516              (11,707)
Net Assets, Beginning Balance                               168,294              705,678               45,257               11,707
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           195,299  $           769,425  $            54,773  $                 0
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                       Global                                                        Developing
                                                      Allocation         Utilities and            Basic               Capital
                                                       Strategy        Telecommunications         Value               Markets
(In thousands)                                        Portfolio            V.I. Fund            V.I. Fund            V.I. Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $             3,548  $               105  $               757  $                77
 Mortality and Expense Charges (Note 5)                        (550)                 (19)                (347)                 (18)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                2,998                   86                  410                   59
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                        (2,884)                (947)              (2,455)               1,307
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             28,878                1,533               19,556                  (94)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                              25,994                  586               17,101                1,213
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   28,992                  672               17,511                1,272
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                      37                    0                   18                    4
 Policy Loading, Net (Note 5)                                   (15)                   0                   (4)                   0
 Contract Owner Deaths                                       (1,993)                 (88)                (711)                (118)
 Contract Owner Terminations                                 (5,555)                (214)              (4,154)                (337)
 Policy Loans, Net                                              470                   39                  795                   (8)
 Cost of Insurance (Note 5)                                  (2,153)                 (86)              (1,301)                 (39)
 Policy Loan Processing Charges                                (319)                 (12)                (181)                  (4)
 Transfers Among Investment Divisions                        21,034                1,363                7,741               (3,947)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      11,506                1,002                2,203               (4,449)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      40,498                1,674               19,714               (3,177)
Net Assets, Beginning Balance                                81,538                3,704               54,821                3,177
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           122,036  $             5,378  $            74,535  $                 0
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------

                                                        Value                Index                Global             American
                                                    Opportunities             500                 Growth              Balanced
(In thousands)                                        V.I. Fund            V.I. Fund            V.I. Fund            V.I. Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                28  $               359  $                34  $                10
 Mortality and Expense Charges (Note 5)                        (198)                (150)                 (15)                  (3)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                 (170)                 209                   19                    7
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                        (1,044)              (4,636)                (271)                  (4)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             12,871               10,460                1,014                   82
 Capital Gain Distributions (Note 2)                            228                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                              12,055                5,824                  743                   78
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   11,885                6,033                  762                   85
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       7                    0                    0                    0
 Policy Loading, Net (Note 5)                                    (4)                  (9)                  (1)                   0
 Contract Owner Deaths                                         (328)                (133)                 (17)                   0
 Contract Owner Terminations                                 (1,875)              (2,063)                (330)                  (3)
 Policy Loans, Net                                               75                 (124)                 132                   (9)
 Cost of Insurance (Note 5)                                    (736)                (485)                 (63)                  (7)
 Policy Loan Processing Charges                                 (91)                 (61)                  (9)                   0
 Transfers Among Investment Divisions                         7,894                5,987                1,239                   (5)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       4,942                3,112                  951                  (24)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      16,827                9,145                1,713                   61
Net Assets, Beginning Balance                                26,632               21,166                2,067                  427
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            43,459  $            30,311  $             3,780  $               488
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------

                                                      Large Cap          International          Large Cap              Global
                                                        Value                Value               Growth              Allocation
(In thousands)                                        V.I. Fund            V.I. Fund            V.I. Fund            V.I. Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                36  $               301  $                 0  $               115
 Mortality and Expense Charges (Note 5)                         (31)                 (44)                 (39)                  (3)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                    5                  257                  (39)                 112
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           221                2,031                  101                    6
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                              1,426                  484                1,543                  217
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                               1,647                2,515                1,644                  223
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    1,652                2,772                1,605                  335
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    3                    0                    0
 Policy Loading, Net (Note 5)                                    (1)                  (2)                  (2)                   0
 Contract Owner Deaths                                           (2)                 (17)                   0                    0
 Contract Owner Terminations                                   (718)                (617)                (178)                 (14)
 Policy Loans, Net                                              284                  107                    2                    0
 Cost of Insurance (Note 5)                                    (150)                (165)                (106)                 (29)
 Policy Loan Processing Charges                                 (17)                 (23)                  (6)                  (5)
 Transfers Among Investment Divisions                         3,432                  703                  833                4,067
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       2,828                  (11)                 543                4,019
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       4,480                2,761                2,148                4,354
Net Assets, Beginning Balance                                 3,706                7,740                5,738                    0
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             8,186  $            10,501  $             7,886  $             4,354
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                       AllianceBernstein           MFS
                                                  AllianceBernstein         Premier              Emerging               MFS
                                                        Quasar               Growth               Growth              Research
(In thousands)                                        Portfolio            Portfolio              Series               Series
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                30
 Mortality and Expense Charges (Note 5)                          (8)                (120)                 (43)                 (25)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   (8)                (120)                 (43)                   5
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           285               (5,060)              (3,534)              (2,726)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                202                9,017                5,328                3,361
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 487                3,957                1,794                  635
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      479                3,837                1,751                  640
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    1                    1                    1
 Policy Loading, Net (Note 5)                                     0                   (8)                  (3)                  (1)
 Contract Owner Deaths                                          (13)                (103)                 (33)                   0
 Contract Owner Terminations                                    (30)              (1,358)                (578)                (159)
 Policy Loans, Net                                               15                  218                  113                    1
 Cost of Insurance (Note 5)                                     (31)                (377)                (142)                 (51)
 Policy Loan Processing Charges                                  (5)                 (54)                 (24)                 (12)
 Transfers Among Investment Divisions                        (1,258)              (1,080)                 164               (4,794)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (1,322)              (2,761)                (502)              (5,015)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (843)               1,076                1,249               (4,375)
Net Assets, Beginning Balance                                   843               18,455                6,158                4,375
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $                 0  $            19,531  $             7,407  $                 0
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                                                                      Roszel /
                                                       AIM V.I.             AIM V.I.             Roszel /            PIMCO CCM
                                                       Premier              Capital              Delaware             Capital
                                                        Equity            Appreciation            Trend             Appreciation
(In thousands)                                           Fund                 Fund              Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                30  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 5)                         (65)                 (26)                  (2)                  (3)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (35)                 (26)                  (2)                  (3)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                        (2,182)                (943)                  19                    8
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                              4,467                2,001                  133                  215
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                               2,285                1,058                  152                  223
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    2,250                1,032                  150                  220
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       2                    1                    0                    0
 Policy Loading, Net (Note 5)                                    (3)                  (1)                   0                    0
 Contract Owner Deaths                                          (99)                 (27)                   0                    0
 Contract Owner Terminations                                   (631)                (308)                (113)                 (80)
 Policy Loans, Net                                              (18)                  87                   22                    3
 Cost of Insurance (Note 5)                                    (215)                (100)                 (21)                 (37)
 Policy Loan Processing Charges                                 (28)                 (12)                  (4)                  (5)
 Transfers Among Investment Divisions                        (1,389)                 553                3,132                4,466
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (2,381)                 193                3,016                4,347
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (131)               1,225                3,166                4,567
Net Assets, Beginning Balance                                10,565                3,658                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            10,434  $             4,883  $             3,166  $             4,567
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------


                                                        2003                 2004                 2005                 2006
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 5)                        (121)                 (44)                 (98)                 (38)
 Transaction Charges (Note 5)                                   (71)                 (27)                 (60)                 (21)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                 (192)                 (71)                (158)                 (59)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                        14,187                  190                1,240                  387
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                            (13,946)                 (95)                (850)                (226)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 241                   95                  390                  161
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       49                   24                  232                  102
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       1                    0                    3                    0
 Policy Loading, Net (Note 5)                                     0                    0                    0                   (1)
 Contract Owner Deaths                                         (741)                (244)                (185)                   0
 Contract Owner Terminations                                 (2,766)                (183)                (565)                 (65)
 Policy Loans, Net                                              295                  (49)                 (92)                  (1)
 Cost of Insurance (Note 5)                                    (175)                (157)                (289)                (125)
 Policy Loan Processing Charges                                  (3)                  (9)                 (21)                 (17)
 Transfers Among Investment Divisions                       (32,405)                 983                  327                 (208)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (35,794)                 341                 (822)                (417)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                     (35,745)                 365                 (590)                (315)
Net Assets, Beginning Balance                                35,745                7,563               17,836                6,324
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $                 0  $             7,928  $            17,246  $             6,009
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------


                                                        2007                 2008                 2009                 2010
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 5)                         (64)                 (98)                 (36)                 (38)
 Transaction Charges (Note 5)                                   (37)                 (58)                 (21)                 (22)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                 (101)                (156)                 (57)                 (60)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           995                1,978                  820                  187
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                               (708)              (1,513)                (621)                  28
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 287                  465                  199                  215
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      186                  309                  142                  155
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    0                    4
 Policy Loading, Net (Note 5)                                     0                   (1)                  (2)                  (1)
 Contract Owner Deaths                                         (451)                 (47)                (105)                   0
 Contract Owner Terminations                                   (263)                (670)                (471)                (162)
 Policy Loans, Net                                             (126)                 137                 (163)                   3
 Cost of Insurance (Note 5)                                    (190)                (277)                (123)                (110)
 Policy Loan Processing Charges                                 (18)                 (31)                 (18)                 (12)
 Transfers Among Investment Divisions                          (287)              (1,233)                 180                  518
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (1,335)              (2,122)                (702)                 240
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (1,149)              (1,813)                (560)                 395
Net Assets, Beginning Balance                                11,333               17,633                6,411                6,134
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            10,184  $            15,820  $             5,851  $             6,529
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                               Divisions Investing In
                                                -------------------------------------------------------------- --------------------


                                                        2011                 2013                 2014                 2019
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 5)                          (9)                  (6)                 (51)                 (10)
 Transaction Charges (Note 5)                                    (6)                  (3)                 (31)                  (6)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (15)                  (9)                 (82)                 (16)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           103                  203                  812                  134
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                (51)                (147)                (486)                 (26)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                  52                   56                  326                  108
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       37                   47                  244                   92
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    2                    0
 Policy Loading, Net (Note 5)                                     0                    0                    0                    0
 Contract Owner Deaths                                          (13)                   0                    0                    0
 Contract Owner Terminations                                     14                 (229)                (191)                   0
 Policy Loans, Net                                                9                 (226)                  44                  (88)
 Cost of Insurance (Note 5)                                     (27)                 (15)                (163)                 (63)
 Policy Loan Processing Charges                                  (2)                  (2)                 (23)                  (5)
 Transfers Among Investment Divisions                          (177)                 164               (1,679)               1,602
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (196)                (308)              (2,010)               1,446
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (159)                (261)              (1,766)               1,538
Net Assets, Beginning Balance                                 1,810                1,117               10,234                  774
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             1,651  $               856  $             8,468  $             2,312
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                          Intermediate             Core              Large Cap
                                                        Money              Government             Bond                  Core
                                                       Reserve                Bond               Strategy             Strategy
(In thousands)                                        Portfolio            Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $             5,649  $             7,665  $             4,146  $             1,346
 Mortality and Expense Charges (Note 5)                      (1,931)                (977)                (504)                (977)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                3,718                6,688                3,642                  369
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                             0                1,804                   61              (10,658)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                  0                6,361                4,030              (24,972)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                   0                8,165                4,091              (35,630)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    3,718               14,853                7,733              (35,261)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                     252                   17                  115                  114
 Policy Loading, Net (Note 5)                                   (33)                 (15)                  (4)                 (30)
 Contract Owner Deaths                                      (18,382)              (3,457)              (2,654)              (3,246)
 Contract Owner Terminations                                (38,202)              (8,816)              (4,469)              (9,118)
 Policy Loans, Net                                            4,367                 (351)                 482                  458
 Cost of Insurance (Note 5)                                  (7,367)              (3,766)              (1,992)              (3,415)
 Policy Loan Processing Charges                              (1,101)                (393)                (225)                (382)
 Transfers Among Investment Divisions                        30,031               13,530               10,682              (10,348)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (30,435)              (3,251)               1,935              (25,967)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                     (26,717)              11,602                9,668              (61,228)
Net Assets, Beginning Balance                               346,787              164,659               80,276              197,579
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           320,070  $           176,261  $            89,944  $           136,351
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                     Fundamental            Balanced
                                                       Growth               Capital                High               Natural
                                                       Strategy             Strategy              Yield              Resources
(In thousands)                                        Portfolio            Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $               842  $            23,363  $             4,484  $                75
 Mortality and Expense Charges (Note 5)                      (1,287)              (4,849)                (272)                 (70)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                 (445)              18,514                4,212                    5
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                       (25,570)             (44,281)              (8,195)                  16
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                            (51,901)             (91,708)               2,138                  (26)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                             (77,471)            (135,989)              (6,057)                 (10)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                  (77,916)            (117,475)              (1,845)                  (5)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                     190                  184                   22                    9
 Policy Loading, Net (Note 5)                                   (36)                 (68)                  (3)                  (2)
 Contract Owner Deaths                                       (4,061)             (16,518)              (1,498)                (167)
 Contract Owner Terminations                                 (9,261)             (36,673)              (2,460)                (369)
 Policy Loans, Net                                              277               (1,833)                (287)                  78
 Cost of Insurance (Note 5)                                  (4,128)             (16,134)              (1,069)                (294)
 Policy Loan Processing Charges                                (469)              (1,712)                (158)                 (42)
 Transfers Among Investment Divisions                       (18,177)             (32,128)               7,226                  338
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (35,665)            (104,882)               1,773                 (449)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                    (113,581)            (222,357)                 (72)                (454)
Net Assets, Beginning Balance                               281,875              928,035               45,329               12,161
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $           168,294  $           705,678  $            45,257  $            11,707
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                       Global                                     Global
                                                      Allocation         Utilities and            Bond                 Basic
                                                       Strategy        Telecommunications         Focus                Value
(In thousands)                                        Portfolio            V.I. Fund               Fund              V.I. Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $             3,449  $               149  $                 1  $               639
 Mortality and Expense Charges (Note 5)                        (542)                 (23)                   0                 (372)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                2,907                  126                    1                  267
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                        (5,142)              (1,685)                 (22)              (2,257)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             (6,164)                 519                   21              (12,509)
 Capital Gain Distributions (Note 2)                              0                   98                    0                  679
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                             (11,306)              (1,068)                  (1)             (14,087)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   (8,399)                (942)                   0              (13,820)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                      41                    0                    0                   32
 Policy Loading, Net (Note 5)                                   (21)                   0                    0                   (6)
 Contract Owner Deaths                                       (1,690)                 (23)                   0               (1,629)
 Contract Owner Terminations                                 (5,883)                 (30)                   0               (3,105)
 Policy Loans, Net                                              213                  (24)                   0                  447
 Cost of Insurance (Note 5)                                  (1,951)                 (92)                   0               (1,297)
 Policy Loan Processing Charges                                (248)                 (10)                   0                 (160)
 Transfers Among Investment Divisions                        (1,883)                (491)                (111)               2,949
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (11,422)                (670)                (111)              (2,769)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                     (19,821)              (1,612)                (111)             (16,589)
Net Assets, Beginning Balance                               101,359                5,316                  111               71,410
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            81,538  $             3,704  $                 0  $            54,821
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                      Developing
                                                       Capital               Value                Index                Global
                                                       Markets           Opportunities             500                 Growth
(In thousands)                                        V.I. Fund            V.I. Fund            V.I. Fund            V.I. Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                15  $                 0  $               316  $                 3
 Mortality and Expense Charges (Note 5)                         (25)                (196)                (149)                 (17)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (10)                (196)                 167                  (14)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                          (490)                (576)              (3,213)              (1,866)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                255              (11,059)              (3,393)                 942
 Capital Gain Distributions (Note 2)                              0                1,678                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                (235)              (9,957)              (6,606)                (924)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                     (245)             (10,153)              (6,439)                (938)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                      14                    9                   12                    0
 Policy Loading, Net (Note 5)                                    (1)                  (2)                  (7)                  (1)
 Contract Owner Deaths                                          (70)                (477)                (326)                 (73)
 Contract Owner Terminations                                   (292)                (516)                (491)                 (16)
 Policy Loans, Net                                               20                   43                  121                   70
 Cost of Insurance (Note 5)                                     (85)                (677)                (413)                 (54)
 Policy Loan Processing Charges                                 (11)                 (63)                 (52)                  (9)
 Transfers Among Investment Divisions                           357                4,164                1,402                 (481)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                         (68)               2,481                  246                 (564)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (313)              (7,672)              (6,193)              (1,502)
Net Assets, Beginning Balance                                 3,490               34,304               27,359                3,569
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             3,177  $            26,632  $            21,166  $             2,067
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------

                                                      American             Large Cap          International          Large Cap
                                                       Balanced              Value                Value                Growth
(In thousands)                                        V.I. Fund            V.I. Fund            V.I. Fund            V.I. Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                13  $                19  $               297  $                 0
 Mortality and Expense Charges (Note 5)                          (4)                 (15)                 (51)                 (34)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                    9                    4                  246                  (34)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           (33)                (271)                (864)                (752)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                (68)                (348)                  26                 (806)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                (101)                (619)                (838)              (1,558)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      (92)                (615)                (592)              (1,592)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    2                    0
 Policy Loading, Net (Note 5)                                     0                    0                   (1)                  (1)
 Contract Owner Deaths                                            0                  (92)                 (66)                 (53)
 Contract Owner Terminations                                   (158)                   0                 (314)                 (27)
 Policy Loans, Net                                              (24)                 213                 (132)                 (31)
 Cost of Insurance (Note 5)                                     (11)                 (84)                (169)                (103)
 Policy Loan Processing Charges                                  (2)                 (12)                 (25)                  (7)
 Transfers Among Investment Divisions                           (21)               2,947                  749                4,278
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (216)               2,972                   44                4,056
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (308)               2,357                 (548)               2,464
Net Assets, Beginning Balance                                   735                1,349                8,288                3,274
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $               427  $             3,706  $             7,740  $             5,738
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                       AllianceBernstein           MFS
                                                  AllianceBernstein         Premier              Emerging               MFS
                                                        Quasar               Growth               Growth              Research
(In thousands)                                        Portfolio            Portfolio              Series               Series
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                15
 Mortality and Expense Charges (Note 5)                          (6)                (157)                 (54)                 (33)
 Transaction Charges (Note 5)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   (6)                (157)                 (54)                 (18)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           (52)              (5,414)              (4,993)                (666)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                               (298)              (4,122)               1,213                 (932)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                (350)              (9,536)              (3,780)              (1,598)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                     (356)              (9,693)              (3,834)              (1,616)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                   12                    0                    0
 Policy Loading, Net (Note 5)                                     0                   (7)                  (3)                  (1)
 Contract Owner Deaths                                            0                 (388)                (167)                (160)
 Contract Owner Terminations                                    (25)              (1,315)                (228)                (197)
 Policy Loans, Net                                                9                   (5)                 121                  (43)
 Cost of Insurance (Note 5)                                     (17)                (432)                (140)                (101)
 Policy Loan Processing Charges                                  (2)                 (62)                 (23)                 (17)
 Transfers Among Investment Divisions                           124                 (387)              (1,489)                 354
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                          89               (2,584)              (1,929)                (165)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (267)             (12,277)              (5,763)              (1,781)
Net Assets, Beginning Balance                                 1,110               30,732               11,921                6,156
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $               843  $            18,455  $             6,158  $             4,375
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                       AIM V.I.             AIM V.I.
                                                       Premier              Capital
                                                        Equity            Appreciation            2002                 2003
(In thousands)                                           Fund                 Fund                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                44  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 5)                         (91)                 (29)                  (8)                (213)
 Transaction Charges (Note 5)                                     0                    0                   (5)                (127)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (47)                 (29)                 (13)                (340)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                        (2,138)              (2,573)               1,842                3,151
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             (3,441)               1,222               (1,828)              (1,809)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                              (5,579)              (1,351)                  14                1,342
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   (5,626)              (1,380)                   1                1,002
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       2                    0                    0                    2
 Policy Loading, Net (Note 5)                                    (4)                  (2)                   0                   (2)
 Contract Owner Deaths                                         (351)                 (10)                (256)              (1,321)
 Contract Owner Terminations                                   (697)                 (77)                   5               (1,991)
 Policy Loans, Net                                              (72)                 (75)                   7                 (180)
 Cost of Insurance (Note 5)                                    (247)                 (97)                  45                 (726)
 Policy Loan Processing Charges                                 (33)                 (16)                   9                  (78)
 Transfers Among Investment Divisions                        (2,099)                (818)             (10,221)               3,193
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (3,501)              (1,095)             (10,411)              (1,103)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (9,127)              (2,475)             (10,410)                (101)
Net Assets, Beginning Balance                                19,692                6,133               10,410               35,846
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            10,565  $             3,658  $                 0  $            35,745
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------


                                                        2004                 2005                 2006                 2007
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 5)                         (43)                 (96)                 (40)                 (64)
 Transaction Charges (Note 5)                                   (26)                 (60)                 (21)                 (37)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (69)                (156)                 (61)                (101)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           937                  897                  741                  764
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                               (541)                 577                  (92)                 617
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 396                1,474                  649                1,381
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      327                1,318                  588                1,280
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    3                    0                   (5)
 Policy Loading, Net (Note 5)                                     0                    0                   (1)                   0
 Contract Owner Deaths                                         (188)                (119)                 (13)                  (1)
 Contract Owner Terminations                                   (301)                (879)                (360)                (769)
 Policy Loans, Net                                              (52)                 101                   85                   66
 Cost of Insurance (Note 5)                                    (166)                (318)                (145)                (220)
 Policy Loan Processing Charges                                 (10)                 (26)                 (20)                 (23)
 Transfers Among Investment Divisions                          (783)               1,048                 (352)                 591
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (1,500)                (190)                (806)                (361)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (1,173)               1,128                 (218)                 919
Net Assets, Beginning Balance                                 8,736               16,708                6,542               10,414
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             7,563  $            17,836  $             6,324  $            11,333
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------


                                                        2008                 2009                 2010                 2011
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 5)                         (99)                 (46)                 (37)                 (10)
 Transaction Charges (Note 5)                                   (58)                 (28)                 (21)                  (7)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                 (157)                 (74)                 (58)                 (17)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                         1,513                1,854                  742                  474
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                              1,004                 (539)                 304                 (154)
 Capital Gain Distributions (Note 2)                              0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                               2,517                1,315                1,046                  320
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    2,360                1,241                  988                  303
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    0                    4                    0
 Policy Loading, Net (Note 5)                                    (1)                   0                   (1)                   0
 Contract Owner Deaths                                         (250)                (118)                (411)                   0
 Contract Owner Terminations                                   (975)              (2,399)                (378)                   0
 Policy Loans, Net                                              369                  (15)                 139                  (22)
 Cost of Insurance (Note 5)                                    (330)                (190)                (120)                 (28)
 Policy Loan Processing Charges                                 (42)                 (28)                  (9)                  (1)
 Transfers Among Investment Divisions                           157                 (216)                (302)              (1,183)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (1,072)              (2,966)              (1,078)              (1,234)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       1,288               (1,725)                 (90)                (931)
Net Assets, Beginning Balance                                16,345                8,136                6,224                2,741
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $            17,633  $             6,411  $             6,134  $             1,810
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                       Divisions Investing In
                                                --------------------------------------------------------------


                                                        2013                 2014                 2019
(In thousands)                                          Trust                Trust                Trust
                                                -------------------- -------------------- --------------------
Investment Income (Loss):
 Ordinary Dividends (Note 2)                    $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 5)                          (7)                 (55)                  (6)
 Transaction Charges (Note 5)                                    (4)                 (34)                  (4)
                                                -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (11)                 (89)                 (10)
                                                -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           190                  347                   23
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                 47                1,555                  186
 Capital Gain Distributions (Note 2)                              0                    0                    0
                                                -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 237                1,902                  209
                                                -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      226                1,813                  199
                                                -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    2                    0
 Policy Loading, Net (Note 5)                                     0                    0                    0
 Contract Owner Deaths                                            0                 (160)                   0
 Contract Owner Terminations                                    (12)                (396)                (107)
 Policy Loans, Net                                              (11)                 (32)                 (18)
 Cost of Insurance (Note 5)                                     (17)                (208)                 (19)
 Policy Loan Processing Charges                                  (2)                 (34)                  (3)
 Transfers Among Investment Divisions                          (115)                (470)              (2,045)
                                                -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (157)              (1,298)              (2,192)
                                                -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                          69                  515               (1,993)
Net Assets, Beginning Balance                                 1,048                9,719                2,767
                                                -------------------- -------------------- --------------------
Net Assets, Ending Balance                      $             1,117  $            10,234  $               774
                                                ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

   Merrill   Lynch  Life  Variable  Life  Separate   Account   II
   ("Account"), a separate account of Merrill Lynch Life Insurance Company ("Merrill Lynch Life"), was established to support Merrill Lynch Life's operations with respect to certain variable life insurance contracts ("Contracts"). The Account is governed by Arkansas State Insurance Law. Merrill Lynch Life is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch & Co."). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and consists of thirty-four investment divisions (thirty-five during the year). The investment divisions are as follows:

   - Merrill Lynch Series Fund, Inc.: Eight of the investment divisions each invest in the shares of a single mutual fund portfolio of the Merrill Lynch Series Fund, Inc. ("Merrill Series Fund"). The investment advisor to the funds of the Merrill Series Fund is Merrill Lynch Investment Managers, L.P. ("MLIM"), an indirect subsidiary of Merrill Lynch & Co. Following the close of business on November 21, 2003, the Natural Resources Portfolio was liquidated and substituted into the Global Allocation Strategy Portfolio.
   - Merrill Lynch Variable Series Funds, Inc.: Ten of the investment divisions each invest in the shares of a single mutual fund portfolio of the Merrill Lynch Variable Series Funds, Inc. ("Merrill Variable Funds"). The investment advisor to the funds of the Merrill Variable Funds is MLIM. Effective July 26, 2004, the Small Cap Value V.I. Fund was renamed Value Opportunities V.I. Fund.Effective November 21, 2003, (i) the Mercury International Value V.I. Fund was renamed International Value V.I. Fund and (ii) the Merrill Lynch Large Cap Growth V.I.Fund was renamed Large Cap Growth V.I. Fund. The Global Allocation V.I. Fund commenced operations on November 21, 2003. Following the close of business on November 21, 2003,the Developing Capital Markets V.I. Fund was liquidated and substituted into the Global Allocation V.I. Fund. Following the close of business on April 30, 2002,the Global Bond Focus Fund was liquidated and substituted into the Core Bond Strategy Portfolio.
   - AllianceBernstein Variable Products Series Fund, Inc.:One of the investment divisions invests in the shares of a single mutual fund portfolio of the AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein Variable Fund"). The investment advisor to the funds of the AllianceBernstein Variable Fund is AllianceBernstein Capital Management L.P. Effective March 31, 2003, (i) the Premier Growth Portfolio was renamed AllianceBernstein Premier Growth Portfolio and (ii) the Quasar Portfolio was renamed AllianceBernstein Quasar Portfolio. Following the close of business on November 21, 2003, the AllianceBernstein Quasar Portfolio was liquidated and substituted into the Roszel / Delaware Trend Portfolio.
   - MFS Variable Insurance Trust:One of the investment divisions invests in the shares of a single mutual fund portfolio of the MFS Variable Insurance Trust ("MFS Variable Trust"). The investment advisor to the funds of the MFS Variable Trust is Massachusetts Financial Services Company. Following the close of business on November 21, 2003, the MFS Research Series was liquidated and substituted into the Roszel / PIMCO CCM Capital Appreciation Portfolio.
   - AIM Variable Insurance Funds:Two of the investment divisions each invest in the shares of a single mutual fund portfolio of the AIM Variable Insurance Funds ("AIM Variable Funds"). The investment advisor to the funds of the AIM Variable Funds is AIM Advisors, Inc.
   - MLIG Variable Insurance Trust: Two of the investment divisions each invest in the shares of a single mutual fund portfolio of the MLIG Variable Insurance Trust ("MLIG Variable Trust"). The investment advisor to MLIG Variable Trust is Roszel Advisers, LLC, an indirect subsidiary of Merrill Lynch & Co. The Roszel / Delaware Trend Portfolio and Roszel / PIMCO CCM Capital Appreciation Portfolio commenced operations on November 21, 2003.
   - The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities, Series A through L: Ten of the investment divisions (eleven during the year) each invest in the units of a single trust of the Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities, Series A through L ("Merrill Zero Trusts"). Each trust of the Merrill Zero Trusts consists of Stripped Treasury Securities with a fixed maturity date and a Treasury Note deposited to provide income to pay expenses of the trust. Merrill Zero Trusts are sponsored by Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch & Co. The 2004 Trust matured on February 15, 2004, the 2003 Trust matured August 15, 2003, and the 2002 Trust matured February 15, 2002.

   The assets of the Account are registered in the name of Merrill Lynch Life. The portion of the Account's assets applicable to the Contracts are not chargeable with liabilities arising out of any other business Merrill Lynch Life may conduct.

   The change in net assets accumulated in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the Contracts.

   The net assets may not be less than the amount required under Arkansas State Insurance Law to provide for death benefits
   (without regard to the guaranteed minimum death benefits) and other Contract benefits.

2. SIGNIFICANT ACCOUNTING POLICIES

   The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments of the investment divisions are included in the statement of assets and liabilities at the net asset value of the shares/units held in the underlying funds/trusts, which value their investments at market value. Dividend income includes ordinary dividends and capital gain distributions and is recognized on the ex-dividend date. All dividends are automatically reinvested. Realized gains and losses on the sales of investments are computed on the first in first out method. Investment transactions are recorded on the trade date.

   The operations of the Account are included in the Federal income tax return of Merrill Lynch Life. Under the provisions of the Contracts, Merrill Lynch Life has the right to charge the Account for any Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Merrill Lynch Life pays no tax on investment income and capital gains reflected in variable life insurance contract reserves. However, Merrill Lynch Life retains the right to charge for any Federal income tax incurred that is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account may also be made.

   The   liabilities  represent  accrued  asset-based   insurance
   charges due to Merrill Lynch Life Insurance Company.

3. PURCHASES AND SALES OF INVESTMENTS

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

   (In thousands)
                                                                                          Purchases               Sales
                                                                                   --------------------- ---------------------
    Money Reserve Portfolio                                                        $             60,923  $            106,258
    Intermediate Government Bond Portfolio                                                        6,954                27,762
    Core Bond Strategy Portfolio                                                                 15,326                13,323
    Large Cap Core Strategy Portfolio                                                             9,157                20,163
    Fundamental Growth Strategy Portfolio                                                         6,284                31,714
    Balanced Capital Strategy Portfolio                                                          16,931                99,449
    High Yield Portfolio                                                                         18,440                23,040
    Global Allocation Strategy Portfolio                                                         19,044                12,949
    Utilities and Telecommunications V.I. Fund                                                    4,832                 5,449
    Basic Value V.I. Fund                                                                        13,278                11,403
    Value Opportunities V.I. Fund                                                                16,302                 9,923
    Index 500 V.I. Fund                                                                          13,743                15,453
    Global Growth V.I. Fund                                                                       6,439                 6,403
    American Balanced V.I. Fund                                                                       9                    75
    Large Cap Value V.I. Fund                                                                    16,683                 7,591
    International Value V.I. Fund                                                                19,777                16,092
    Large Cap Growth V.I. Fund                                                                    8,809                 8,872
    Global Allocation V.I. Fund                                                                     253                 1,745
    Alliance Bernstein Premier Growth Portfolio                                                     684                 7,989
    MFS Emerging Growth Series                                                                    2,339                 3,870
    AIM V.I. Premier Equity Fund                                                                    499                 3,119
    AIM V.I. Capital Appreciation Fund                                                            1,383                 2,585
    Roszel / Delaware Trend Portfolio                                                             3,312                 4,161
    Roszel / PIMCO CCM Capital Appreciation Portfolio                                             1,023                 1,727
    2004 Trust                                                                                        0                 8,014
    2005 Trust                                                                                      644                 4,631
    2006 Trust                                                                                      802                 2,028
    2007 Trust                                                                                    1,273                 2,679
    2008 Trust                                                                                      496                 3,246
    2009 Trust                                                                                      110                   810
    2010 Trust                                                                                      335                   669
    2011 Trust                                                                                       72                   311
    2013 Trust                                                                                       82                   128
    2014 Trust                                                                                      330                 1,397
    2019 Trust                                                                                      578                   543
                                                                                   --------------------- ---------------------
                                                                                   $            267,146  $            465,571
                                                                                   ===================== =====================

4.UNIT VALUES

  The following is a summary of units outstanding, unit values and net assets for variable life insurance contracts. The investment income ratio represents the dividends, excluding  distributions of capital  gains, received by the  investment division  from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.The ratio excludes those  expenses  such as mortality  and expense  charges, that  result in direct reduction in the unit values. The recognition of investment income by the investment division is affected  by the timing of the declaration of dividends by the underlying fund in which the investment divisions invest. The investment income ratio  is calculated on a prospective basis and is presented for the years 2004, 2003, 2002, 2001 and 2000. The expense  ratio  represents the  annualized contract expenses of  the separate account, consisting primarily of  mortality and expense charges, for each  period indicated. The ratio includes  only  those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.The total return amounts include changes in the value of the underlying mutual fund, which includes expenses  assessed through the reduction of unit values. The  ratio does not include any expenses assessed through the redemption of units. Investment divisions  with a  date notation indicate  the  effective date of that investment division in the separate account. The total return is calculated for the  period  indicated or from the effective date through the end of the reporting  period. As  the total  return is presented  as a range of  minimum to maximum  values, based on  the  product grouping representing the  minimum  and  maximum expense ratio  amounts, some individual contract total returns are not  wintin the ranges presented.

  (In thousands, except unit values)

  Money Reserve Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004          6,258 $    34.32 $      37.83 $      232,849                 1.05 %      0.50 %     0.90 %      0.19 %    0.59 %
      2003          7,509      34.26        37.60        278,011                 0.87        0.50       0.90       -0.01      0.39
      2002          8,680      34.26        37.46        320,070                 1.63        0.50       0.90        0.76      1.17
      2001          9,511      34.00        37.02        346,787                 3.96        0.50       0.90        3.22      3.65
      2000          9,742      32.94        35.72        342,759                 6.07        0.50       0.90        5.29      5.71

  Intermediate Government Bond Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004          1,897 $    62.08 $      68.42 $      127,535                 2.88 %      0.50 %     0.90 %      3.21 %    3.63 %
      2003          2,275      60.15        66.02        147,675                 3.35        0.50       0.90        1.34      1.76
      2002          2,763      59.35        64.88        176,261                 4.41        0.50       0.90        8.82      9.26
      2001          2,816      54.54        59.38        164,659                 5.39        0.50       0.90        5.97      6.40
      2000          2,892      51.47        55.81        159,095                 6.00        0.50       0.90       10.64     11.08


  Core Bond Strategy Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004          1,093 $    72.31 $      79.69 $       85,141                 3.43 %      0.50 %     0.90 %      3.54 %    3.96 %
      2003          1,108      69.84        76.65         83,328                 3.75        0.50       0.90        4.01      4.43
      2002          1,247      67.15        73.40         89,944                 4.69        0.50       0.90        8.96      9.40
      2001          1,219      61.62        67.09         80,276                 5.40        0.50       0.90        6.85      7.29
      2000          1,202      57.67        62.54         73,970                 6.44        0.50       0.90        8.59      9.03

  Large Cap Core Strategy Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004          1,563 $   107.51 $     118.48 $      181,783                 0.98 %      0.50 %     0.90 %     16.09 %   16.56 %
      2003          1,678      92.61       101.64        167,483                 0.51        0.50       0.90       31.33     31.86
      2002          1,800      70.51        77.08        136,351                 0.78        0.50       0.90      -19.48    -19.15
      2001          2,107      87.57        95.34        197,579                 0.85        0.50       0.90      -10.78    -10.42
      2000          2,369      98.15       106.43        248,271                 5.89        0.50       0.90      -10.68    -10.31

  Fundamental Growth Strategy Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004          2,112 $    79.04 $      87.11 $      180,844                 1.02 %      0.50 %     0.90 %      6.54 %    6.97 %
      2003          2,439      74.19        81.43        195,299                 0.43        0.50       0.90       27.62     28.14
      2002          2,692      58.13        63.55        168,294                 0.37        0.50       0.90      -29.12    -28.83
      2001          3,208      82.01        89.29        281,875                 0.49        0.50       0.90      -19.55    -19.22
      2000          3,748     101.94       110.54        408,165                15.55        0.50       0.90       -7.22     -6.85


  Balanced Capital Strategy Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004         13,347 $    51.42 $      55.68 $      730,630                 2.16 %      0.50 %     0.90 %      7.66 %    8.10 %
      2003         15,184      47.76        51.51        769,425                 2.33        0.50       0.90       20.19     20.68
      2002         16,793      39.73        42.68        705,678                 2.78        0.50       0.90      -13.68    -13.33
      2001         19,122      46.03        49.25        928,035                 2.30        0.50       0.90       -7.60     -7.22
      2000         19,533      49.82        53.08      1,022,851                 5.59        0.50       0.90       -5.77     -5.39

  High Yield Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004          1,280 $    38.32 $      41.33 $       52,025                 7.74 %      0.50 %     0.90 %     11.09 %   11.54 %
      2003          1,502      34.49        37.05         54,773                 7.73        0.50       0.90       23.28     23.78
      2002          1,535      27.98        29.93         45,257                 9.57        0.50       0.90       -4.34     -3.95
      2001          1,475      29.25        31.17         45,329                10.46        0.50       0.90        0.78      1.19
      2000          1,581      29.02        30.80         48,070                 9.88        0.50       0.90       -5.99     -5.61

  Natural Resources Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004                                        Division was not available
      2003                                        Division closed during the year
      2002            884 $    12.58 $      13.40 $       11,707                 0.60 %      0.50 %     0.90 %      1.46 %    1.87 %
      2001            935      12.40        13.15         12,161                 0.73        0.50       0.90      -10.20     -9.83
      2000          1,066      13.81        14.58         15,311                 1.02        0.50       0.90       39.17     39.73


  Global Allocation Strategy Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004          3,589 $    37.25 $      39.99 $      141,334                 3.15 %      0.50 %     0.90 %     13.25 %   13.71 %
      2003          3,524      32.89        35.16        122,036                 3.72        0.50       0.90       34.42     34.96
      2002          3,176      24.47        26.06         81,538                 3.68        0.50       0.90       -8.84     -8.47
      2001          3,609      26.84        28.47        101,359                 1.74        0.50       0.90       -9.26     -8.89
      2000          4,104      29.58        31.24        126,571                 3.85        0.50       0.90      -10.08     -9.71

  Balanced Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004                                          Division was not available
      2003                                          Division was not available
      2002                                          Division was not available
      2001                                        Division closed during the year
      2000          2,223 $    31.08 $      32.71 $       71,786                 2.73 %      0.50 %     0.90 %     -1.99 %   -1.60 %

  Utilities and Telecommunications V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004            250 $    22.18 $      23.16 $        5,752                 2.56 %      0.50 %     0.90 %     24.58 %   25.09 %
      2003            291      17.80        18.52          5,378                 2.88        0.50       0.90       19.11     19.59
      2002            241      14.95        15.48          3,704                 3.49        0.50       0.90      -19.50    -19.17
      2001            279      18.57        19.15          5,316                 6.34        0.50       0.90      -14.79    -14.45
      2000            317      21.79        22.39          7,065                 3.20        0.50       0.90       -3.59     -3.20


  International Equity Focus Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004                                          Division was not available
      2003                                          Division was not available
      2002                                          Division was not available
      2001                                        Division closed during the year
      2000            498 $    12.19 $      12.52 $        6,203                 0.85 %      0.50 %     0.90 %    -18.02 %  -17.69 %

  Global Bond Focus Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004                                          Division was not available
      2003                                          Division was not available
      2002                                        Division closed during the year
      2001              9 $    12.12 $      12.26 $          111                 3.66 %      0.60 %     0.75 %     -3.93 %   -3.78 %
      2000             14      12.61        12.74            180                 4.46        0.60       0.75       -0.38     -0.23

  Basic Value V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004          2,452 $    32.93 $      34.39 $       83,529                 1.26 %      0.50 %     0.90 %     10.07 %   10.52 %
      2003          2,416      29.92        31.12         74,535                 1.25        0.50       0.90       32.04     32.57
      2002          2,352      22.66        23.47         54,821                 0.98        0.50       0.90      -18.51    -18.18
      2001          2,504      27.81        28.69         71,410                 5.75        0.50       0.90        3.31      3.73
      2000          2,230      26.92        27.65         61,329                 5.12        0.50       0.90       11.64     12.09


  Developing Capital Markets V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004                                        Division was not available
      2003                                        Division closed during the year
      2002            452 $     6.82 $       7.07 $        3,177                 0.35 %      0.50 %     0.90 %    -11.05 %  -10.69 %
      2001            444       7.67         7.91          3,490                 0.91        0.50       0.90        0.55      0.96
      2000            493       7.63         7.84          3,843                 0.79        0.50       0.90      -29.33    -29.05

  Value Opportunities V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004          1,344 $    36.45 $      38.06 $       50,578                11.56 %      0.50 %     0.90 %     13.94 %   14.41 %
      2003          1,319      31.99        33.27         43,459                 0.08        0.50       0.90       41.63     42.20
      2002          1,149      22.59        23.40         26,632                 0.00        0.50       0.90      -24.45    -24.14
      2001          1,117      29.90        30.84         34,304                 7.92        0.50       0.90       28.71     29.23
      2000            725      23.23        23.86         17,229                20.20        0.50       0.90       13.72     14.18

  Index 500 V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004          1,789 $    16.92 $      17.48 $       31,000                 1.69 %      0.50 %     0.90 %      9.51 %    9.96 %
      2003          1,922      15.45        15.90         30,311                 1.45        0.50       0.90       26.99     27.50
      2002          1,710      12.17        12.47         21,166                 1.30        0.50       0.90      -23.10    -22.79
      2001          1,706      15.82        16.15         27,359                 0.94        0.50       0.90      -13.07    -12.72
      2000          1,719      18.20        18.43         31,641                 1.01        0.60       0.90      -10.18     -9.91


  Balanced Capital Focus Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004                                          Division was not available
      2003                                          Division was not available
      2002                                          Division was not available
      2001                                        Division closed during the year
      2000             32 $    10.99 $      11.03 $          355                 2.60 %      0.60 %     0.75 %      5.63 %    5.79 %

  Global Growth V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004            406 $    10.29 $      10.56 $        4,262                 1.51 %      0.50 %     0.90 %     14.18 %   14.65 %
      2003            413       9.01         9.21          3,780                 1.36        0.50       0.90       32.36     32.89
      2002            300       6.81         6.93          2,067                 0.11        0.50       0.90      -28.39    -28.10
      2001            372       9.50         9.64          3,569                 0.77        0.50       0.90      -23.73    -23.42
      2000            564      12.46        12.56          7,070                 6.36        0.60       0.90      -15.76    -15.51

  American Balanced V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004             15 $    29.22 $      29.66 $          451                 1.97 %      0.50 %     0.90 %      7.69 %    8.13 %
      2003             18      27.25        27.36            488                 2.21        0.60       0.75       20.64     20.82
      2002             19      22.58        22.64            427                 2.26        0.60       0.75      -14.33    -14.20
      2001             28      26.36        26.39            735                 3.62        0.60       0.75       -2.80     -2.70


  Large Cap Value V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004          1,303 $    14.04 $      14.25 $       18,516                 8.82 %      0.50 %     0.90 %     19.30 %   19.78 %
      2003            690      11.77        11.90          8,186                 0.67        0.50       0.90       32.77     33.31
      2002            416       8.89         8.92          3,706                 0.70        0.50       0.75      -13.27    -13.05
      2001            132      10.25        10.26          1,349                 1.00        0.50       0.75       -1.28     -1.12


  International Value V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004          1,070 $    15.14 $      15.55 $       16,556                 2.85 %      0.50 %     0.90 %     21.43 %   21.92 %
      2003            827      12.47        12.76         10,501                 3.91        0.50       0.90       40.96     41.53
      2002            862       8.85         9.01          7,740                 3.43        0.50       0.90      -12.34    -11.98
      2001            812      10.09        10.24          8,288                 4.95        0.50       0.90      -13.69    -13.34
      2000            332      11.69        11.79          3,915                 0.00        0.60       0.90        1.94      2.25

  Large Cap Growth V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004            856 $     9.70 $       9.92 $        8,440                 0.23 %      0.50 %     0.90 %      6.83 %    7.26 %
      2003            858       9.08         9.25          7,886                 0.00        0.50       0.90       32.80     33.34
      2002            832       6.84         6.94          5,738                 0.00        0.50       0.90      -24.08    -23.77
      2001            361       9.01         9.10          3,274                 0.03        0.50       0.90      -10.15     -9.87
      2000            362      10.03        10.07          3,650                 1.45        0.60       0.90      -16.70    -16.45


  Global Allocation V.I. Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004            132 $    23.52 $      24.78 $        3,234                 2.52 %      0.50 %     0.90 %     13.35 %   13.81 %
      2003            202      20.75        21.77          4,354                23.28        0.50       0.90        8.06      8.11

  AllianceBernstein Quasar Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004                                        Division was not available
      2003                                        Division closed during the year
      2002            149 $     5.58 $       5.69 $          843                 0.00 %      0.50 %     0.90 %    -32.38 %  -32.11 %
      2001            133       8.30         8.38          1,110                 3.63        0.50       0.75      -13.41    -13.19
      2000            135       9.58         9.62          1,291                 2.66        0.60       0.75       -6.79     -6.65

  AllianceBernstein Premier Growth Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004            838 $    15.69 $      16.21 $       13,452                 0.00 %      0.50 %     0.90 %      7.64 %    8.08 %
      2003          1,315      14.58        15.00         19,531                 0.00        0.50       0.90       22.56     23.05
      2002          1,527      11.89        12.19         18,455                 0.00        0.50       0.90      -31.27    -30.99
      2001          1,751      17.31        17.66         30,732                 5.42        0.50       0.90      -17.96    -17.62
      2000          1,968      21.09        21.35         41,967                 5.25        0.60       0.90      -17.33    -17.08

  MFS Emerging Growth Series
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004            474 $    13.78 $      14.23 $        6,674                 0.00 %      0.50 %     0.90 %     11.94 %   12.40 %
      2003            590      12.31        12.66          7,407                 0.00        0.50       0.90       29.06     29.58
      2002            636       9.54         9.77          6,158                 0.00        0.50       0.90      -34.36    -34.09
      2001            809      14.53        14.83         11,921                 5.99        0.50       0.90      -34.09    -33.82
      2000            986      22.04        22.31         21,986                 5.83        0.60       0.90      -20.33    -20.09


  MFS Research Series
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004                                        Division was not available
      2003                                        Division closed during the year
      2002            432 $     9.94 $      10.18 $        4,375                 0.28 %      0.50 %     0.90 %    -25.22 %  -24.91 %
      2001            457      13.29        13.56          6,156                11.52        0.50       0.90      -21.96    -21.64
      2000            518      17.03        17.24          8,912                 6.32        0.60       0.90       -5.70     -5.42

  AIM V.I. Premier Equity Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004            575 $    13.98 $      14.44 $        8,228                 0.41 %      0.50 %     0.90 %      4.82 %    5.24 %
      2003            767      13.34        13.72         10,434                 0.28        0.50       0.90       23.95     24.46
      2002            965      10.76        11.03         10,565                 0.30        0.50       0.90      -30.89    -30.61
      2001          1,248      15.57        15.89         19,692                 1.72        0.50       0.90      -13.35    -13.00
      2000          1,349      17.97        18.19         24,500                 4.06        0.60       0.90      -15.41    -15.16

  AIM V.I. Capital Appreciation Fund
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004            294 $    13.04 $      13.47 $        3,922                 0.00 %      0.50 %     0.90 %      5.66 %    6.09 %
      2003            388      12.34        12.70          4,883                 0.00        0.50       0.90       28.36     28.88
      2002            375       9.62         9.85          3,658                 0.00        0.50       0.90      -25.04    -24.73
      2001            471      12.83        13.09          6,133                 5.74        0.50       0.90      -23.98    -23.66
      2000            535      16.87        17.08          9,135                 2.67        0.60       0.90      -11.71    -11.44


  Roszel / Delaware Trend Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004            182 $    13.61 $      13.71 $        2,488                 0.00 %      0.50 %     0.90 %     10.54 %   10.99 %
      2003            257      12.32        12.35          3,166                 0.00        0.50       0.90        4.45      4.50

  Roszel / PIMCO CCM Capital Appreciation Portfolio
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004            328 $    13.14 $      13.23 $        4,336                 0.00 %      0.50 %     0.90 %     11.78 %   12.23 %
      2003            388      11.76        11.79          4,567                 0.00        0.50       0.90        4.77      4.82

  2001 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004                                          Division was not available
      2003                                          Division was not available
      2002                                          Division was not available
      2001                                          Division matured during this year
      2000            725 $    49.30 $      52.60 $       37,698                 0.00 %      0.84 %     1.24 %      5.04 %    5.47 %

  2002 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004                                          Division was not available
      2003                                          Division was not available
      2002                                          Division matured during this year
      2001            529 $    19.09 $      19.85 $       10,410                 0.00 %      0.84 %     1.24 %      4.13 %    4.56 %
      2000            510      18.33        18.99          9,595                 0.00        0.84       1.24        6.58      7.01


  2003 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004                                          Division was not available
      2003                                          Division matured during this year
      2002            379 $    88.51 $      95.47 $       35,745                 0.00 %      0.84 %     1.24 %      2.36 %    2.77 %
      2001            390      86.47        92.90         35,846                 0.00        0.84       1.24        7.54      7.98
      2000            412      80.41        86.03         35,050                 0.00        0.84       1.24        9.08      9.53

  2004 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004                                          Division matured during this year
      2003            430 $    18.09 $      18.54 $        7,928                 0.00 %      0.84 %     1.09 %      0.11      0.36 %
      2002            411      18.07        18.47          7,563                 0.00        0.84       1.09        4.19      4.46
      2001            497      17.34        17.68          8,736                 0.00        0.84       1.09        8.12      8.40
      2000            509      16.04        16.31          8,259                 0.00        0.84       1.09       10.11     10.39

  2005 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004            175 $    71.38 $      77.42 $       13,450                 0.00 %      0.84 %     1.24 %     -0.10 %    0.30 %
      2003            226      71.46        77.19         17,246                 0.00        0.84       1.24        0.93      1.34
      2002            235      70.80        76.17         17,836                 0.00        0.84       1.24        7.43      7.87
      2001            238      65.90        70.61         16,708                 0.00        0.84       1.24        7.96      8.16
      2000            253      61.18        65.28         16,348                 0.00        0.84       1.24       11.73     12.19


  2006 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004            110 $    41.32 $      44.58 $        4,849                 0.00 %      0.84 %     1.24 %     -0.23 %    0.18 %
      2003            138      41.42        44.50          6,009                 0.00        0.84       1.24        1.46      1.87
      2002            147      40.82        43.68          6,324                 0.00        0.84       1.24        9.75     10.20
      2001            168      37.19        39.64          6,542                 0.00        0.84       1.24        7.72      7.86
      2000            156      34.63        36.75          5,622                 0.00        0.84       1.24       13.64     14.10

  2007 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004            185 $    45.48 $      48.87 $        8,895                 0.00 %      0.84 %     1.24 %      0.14 %    0.55 %
      2003            213      45.42        48.60         10,184                 0.00        0.84       1.24        1.37      1.78
      2002            240      44.81        47.76         11,333                 0.00        0.84       1.24       12.12     12.58
      2001            248      39.96        42.42         10,414                 0.00        0.84       1.24        6.62      7.06
      2000            252      37.48        39.62          9,866                 0.00        0.84       1.24       15.45     15.92

  2008 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004            289 $    43.99 $      47.07 $       13,407                 0.00 %      0.84 %     1.24 %      0.88 %    1.29 %
      2003            345      43.60        46.47         15,820                 0.00        0.84       1.24        1.41      1.82
      2002            390      43.00        45.64         17,633                 0.00        0.84       1.24       14.24     14.71
      2001            415      37.64        39.79         16,345                 0.00        0.84       1.24        5.79      6.22
      2000            438      35.58        37.46         16,237                 0.00        0.84       1.24       17.26     17.73


  2009 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004            125 $    40.47 $      43.13 $        5,312                 0.00 %      0.84 %     1.24 %      1.69 %    2.10 %
      2003            140      39.80        42.24          5,851                 0.00        0.84       1.24        1.56      1.97
      2002            157      39.19        41.43          6,411                 0.00        0.84       1.24       15.87     16.34
      2001            231      33.82        35.61          8,136                 0.00        0.84       1.24        4.77      5.20
      2000            270      32.28        33.85          9,076                             0.84       1.24       18.84     19.33

  2010 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004            154 $    39.74 $      42.19 $        6,442                 0.00 %      0.84 %     1.24 %      2.70 %    3.12 %
      2003            161      38.70        40.91          6,529                 0.00        0.84       1.24        1.98      2.40
      2002            156      37.95        39.95          6,134                 0.00        0.84       1.24       16.61     17.09
      2001            185      32.54        34.12          6,224                 0.00        0.84       1.24        3.44      3.86
      2000            222      31.46        32.85          7,228                 0.00        0.84       1.24       20.47     20.96

  2011 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                    Lowest    Highest      Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004             43 $    33.74 $      35.67 $        1,545                 0.00 %      0.84 %     1.24 %      3.32 %    3.74 %
      2003             48      32.66        34.38          1,651                 0.00        0.84       1.24        2.05      2.47
      2002             55      32.00        33.55          1,810                 0.00        0.84       1.24       17.26     17.74
      2001             97      27.29        28.50          2,741                 0.00        0.84       1.24        2.85      3.27
      2000            103      26.53        27.60          2,832                 0.00        0.84       1.24       21.97     22.47


  2013 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004             32 $    25.88 $      27.13 $          861                 0.00 %      0.84 %     1.24 %      4.79 %    5.22 %
      2003             34      24.69        25.79            856                 0.00        0.84       1.24        1.58      1.99
      2002             45      24.31        25.28          1,117                 0.00        0.84       1.24       19.57     20.05
      2001             51      20.33        21.06          1,048                 0.00        0.84       1.24        1.78      2.20
      2000             60      19.98        20.61          1,234                 0.00        0.84       1.24       24.31     24.82

  2014 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------
                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004            295 $    25.93 $      27.08 $        7,933                 0.00 %      0.84 %     1.24 %      5.74 %    6.18 %
      2003            334      24.52        25.51          8,468                 0.00        0.84       1.24        2.26      2.68
      2002            413      23.98        24.84         10,234                 0.00        0.84       1.24       19.89     20.38
      2001            474      20.00        20.64          9,719                 0.00        0.84       1.24        0.94      1.35
      2000            595      19.82        20.36         12,069                 0.00        0.84       1.24       25.50     26.01

  2019 Trust
  -----------------------------------------------

                                                     Net Assets            Investment            Expense                Total
  December 31, Units(000's)          Unit Value       (000's)              Income Ratio          Ratio                  Return
               --------------------------------------------------------------------------------------------------------------------

                             Lowest     Highest                                           Lowest    Highest      Lowest   Highest
                            ----------------------                                       --------------------   -------------------
      2004            171 $    14.72 $      15.07 $        2,570                 0.00 %      0.84 %     1.24 %      9.96 %   10.41 %
      2003            170      13.39        13.65          2,312                 0.00        0.84       1.24        5.74      2.14
      2002             57      13.24        13.36            774                 0.00        0.84       1.09       18.82     19.13
      2001            247      11.09        11.22          2,767                 0.00        0.84       1.24       -1.74     -1.34
      2000            245      11.29        11.37          2,782                             0.84       1.24       28.66     29.18

5.CHARGES AND FEES

  The following table is a listing of all expenses charged to the separate account. Mortality and expense, rider and administrative charges may be assessed through a reduction in unit value or redemption of units or as fixed  charges.

                                                        Prime Plan 1

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and expense charge          Daily - reduction of unit values              [(1+0.0050)(1/365) - 1] per day
  Trust acquisition charge              Daily - reduction of unit values              [(1+0.0034)(1/365) - 1] per day
  Administrative charge                 Annually - redemption of units                Varies based on face amount of contract
  Net loan cost                         Annually - redemption of units                0.75% of the loan debt and a pro rata amount
                                                                                      of this charge is incurred upon surrender
  Cost of insurance                     Annually - redemption of units                Charges vary by insured's underwriting class,
                                                                                      sex and attained age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender
  Reallocation charge                   Per incident - redemption of units            Up to $25 fee for each transfer in excess
                                                                                      of five transfers in a contract year

                                                        Prime Plan 2

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and expense charge          Daily - reduction of unit values              [(1+0.0050)(1/365) - 1] per day
  Trust acquisition charge              Daily - reduction of unit values              [(1+0.0034)(1/365) - 1] per day
  Deferred policy load                  Annually - redemption of units                7.50% for premium payment deferred over
                                                                                      10 years and upon surrender the balance
                                                                                      of the deferred policy loading chargeable
                                                                                      to any payment made that has not yet been
                                                                                      deducted is subtracted from the investment
                                                                                      base of the policy
  Administrative charge                 Annually - redemption of units                Varies based on face amount of contract
  Net loan cost                         Annually - redemption of units                0.75% of the loan debt and a pro rata amount
                                                                                      of this charge is incurred upon surrender
  Cost of insurance                     Annually - redemption of units                Charges vary by insured's underwriting class,
                                                                                      sex and attained age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender
  Reallocation charge                   Per incident - redemption of units            Up to $25 fee for each transfer in excess
                                                                                      of five transfers in a contract year


                                                      Prime Plans 3-4

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and expense charge          Daily - reduction of unit values              [(1+0.0050)(1/365) - 1] per day
  Trust acquisition charge              Daily - reduction of unit values              [(1+0.0034)(1/365) - 1] per day
  Deferred policy load                  Annually - redemption of units                7.75% for premium payment deferred over
                                                                                      10 years and upon surrender the balance
                                                                                      of the deferred policy loading chargeable
                                                                                      to any payment made that has not yet been
                                                                                      deducted is subtracted from the investment
                                                                                      base of the policy
  Administrative charge                 Annually - redemption of units                Varies based on face amount of contract
  Net loan cost                         Annually - redemption of units                0.75% of the loan debt and a pro rata amount
                                                                                      of this charge is incurred upon surrender
  Cost of insurance                     Annually - redemption of units                Charges vary by insured's underwriting class,
                                                                                      sex and attained age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender
  Reallocation charge                   Per incident - redemption of units            Up to $25 fee for each transfer in excess
                                                                                      of five transfers in a contract year

                                                        Prime Plan 5

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and expense charge          Daily - reduction of unit values              1-(1-0.0060)(1/365) per day
  Trust acquisition charge              Daily - reduction of unit values              1-(1-0.0034)(1/365) per day
  Deferred policy loading               Annually - redemption of units                7% of premium in the first year, deferred
                                                                                      over 10 years
                                                                                      6.5% of each additional payment made after
                                                                                      the first year, deferred over 10 years
                                                                                      Upon surrender the balance of the deferred
                                                                                      policy loading chargeable to any payment made
                                                                                      that has not yet been deducted is subtracted
                                                                                      from the investment base of the policy
  Net loan cost                         Annually - redemption of units                0.75% of the loan debt for year 1-10
                                                                                      0.60% of the loan debt for year 11 or more
  Cost of insurance                     Quarterly - redemption of units               Charges vary by insured's underwriting class,
                                                                                      sex and attained age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender
  Reallocation charge                   Per incident - redemption of units            Up to $25 fee for each transfer in excess
                                                                                      of five transfers in a contract year


                                                        Prime Plan 6

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and expense charge          Daily - reduction of unit values              1-(1-0.0075)(1/365) per day
  Trust acquisition charge              Daily - reduction of unit values              1-(1-0.0034)(1/365) per day
  Deferred policy loading               Annually - redemption of units                Single: 7% of initial and additional premium
                                                                                      in the first year, deferred over 10 years
                                                                                      Joint: 9% of initial and additional premium
                                                                                      in the first year, deferred over 10 years
                                                                                      Upon surrender the balance of the deferred
                                                                                      policy loading chargeable to any payment made
                                                                                      that has not yet been deducted is subtracted
                                                                                      from the investment base of the policy
  Net loan cost                         Annually - redemption of units                Guaranteed Investment Division ("GID")
                                                                                      invested funds: 2% of loan debt
                                                                                      Non-GID invested funds: 0.75% of loan debt
                                                                                      A pro rata amount of this charge is
                                                                                      incurred upon surrender
  Cost of insurance                     Quarterly - redemption of units               Charges vary by insured's underwriting class,
                                                                                      sex and attained age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender
  Administration fee                    Quarterly - redemption of units               $12.50 fee
  Reallocation charge                   Per incident - redemption of units            Up to $25 fee for each transfer in excess
                                                                                      of five transfers in a contract year

                                                        Prime Plan 7

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and expense charge          Daily - reduction of unit values              1-(1-0.0090)(1/365) per day
  Trust acquisition charge              Daily - reduction of unit values              1-(1-0.0034)(1/365) per day
  Deferred policy loading               Annually - redemption of units                Single: 7% of initial and additional premium
                                                                                      in the first year, deferred over 10 years
                                                                                      Joint: 9% of initial and additional premium
                                                                                      in the first year, deferred over 10 years
                                                                                      Upon surrender the balance of the deferred
                                                                                      policy loading chargeable to any payment made
                                                                                      that has not yet been deducted is subtracted
                                                                                      from the investment base of the policy
  Net loan cost                         Annually - redemption of units                Wash loans: 0% of loan debt
                                                                                      Non-wash loans: 2% of loan debt
                                                                                      A pro rata amount of this charge is
                                                                                      incurred upon surrender
  Cost of insurance                     Quarterly - redemption of units               Charges vary by insured's underwriting class,
                                                                                      sex and attained age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender
  Reallocation charge                   Per incident - redemption of units            Up to $25 fee for each transfer in excess
                                                                                      of five transfers in a contract year


                                                    Prime Plan Investor

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and expense charge          Daily - reduction of unit values              1-(1-0.0090)(1/365) per day
  Trust acquisition charge              Daily - reduction of unit values              1-(1-0.0034)(1/365) per day
  Deferred policy loading               Annually - redemption of units                Single: 7% of initial and additional premium
                                                                                      in the first year, deferred over 10 years
                                                                                      Joint: 9% of initial and additional premium
                                                                                      in the first year, deferred over 10 years
                                                                                      Upon surrender the balance of the deferred
                                                                                      policy loading chargeable to any payment made
                                                                                      that has not yet been deducted is subtracted
                                                                                      from the investment base of the policy
  Net loan cost                         Annually - redemption of units                2% of loan debt and a pro rata amount of
                                                                                      this charge is incurred upon surrender
  Cost of insurance                     Quarterly - redemption of units               Charges vary by insured's underwriting class,
                                                                                      sex and attained age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender
  Reallocation charge                   Per incident - redemption of units            Up to $25 fee for each transfer in excess
                                                                                      of five transfers in a contract year

                                                       Directed Life

  Charge                                When Charge Is Deducted                       Amount Deducted

  Mortality and expense charge          Daily - reduction of unit values              [(1+0.0050)(1/365) - 1] per day
  Trust acquisition charge              Daily - reduction of unit values              [(1+0.0034)(1/365) - 1] per day
  Net loan cost                         Annually - redemption of units                Non-Adjustable loan rate: 0.75% of
                                                                                      loan debt
                                                                                      Adjustable loan rate: 0.25% - 0.75%
                                                                                      of loan debt
                                                                                      A pro rata amount of this charge is
                                                                                      incurred upon surrender
  Cost of insurance                     Quarterly - redemption of units               Charges vary by insured's underwriting class,
                                                                                      sex and attained age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender
  Reallocation charge                   Per incident - redemption of units            Up to $25 fee for each transfer in excess
                                                                                      of five transfers in a contract year


                                                      Directed Life 2

  Charge                                Amount Deducted                               Amount Deducted

  Mortality and expense charge          Daily - reduction of unit values              1-(1-0.0075)(1/365) per day
  Trust acquisition charge              Daily - reduction of unit values              1-(1-0.0034)(1/365) per day
  Deferred policy loading               Annually - redemption of units                Charge varies based on plan type, the
                                                                                      premium payment period, and the type of
                                                                                      premium (scheduled or unscheduled)
  Net loan cost                         Annually - redemption of units                0.75% of the loan debt and a pro rata amount
                                                                                      of this charge is incurred upon surrender
  Cost of insurance                     Quarterly - redemption of units               Charges vary by insured's underwriting class,
                                                                                      sex and attained age, and the policy's net
                                                                                      amount at risk and a pro rata amount of this
                                                                                      charge is incurred upon surrender
  Administration fee                    Quarterly - redemption of units               $12.50 fee
  Reallocation charge                   Per incident - redemption of units            Up to $25 fee for each transfer in excess
                                                                                      of five transfers in a contract year

6.UNITS ISSUED AND REDEEMED

  Units issued and redeemed during 2004, 2003 and 2002 were as follows:

                                                                  Intermediate         Core          Large Cap       Fundamental
                                                    Money          Government          Bond             Core            Growth
                                                   Reserve            Bond           Strategy         Strategy         Strategy
  (In thousands)                                  Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at January 1, 2002                        9,511            2,816            1,219            2,107            3,208
  Activity during 2002:
       Issued                                           6,251              885              448              257              452
       Redeemed                                        (7,082)            (938)            (420)            (564)            (968)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2002                      8,680            2,763            1,247            1,800            2,692
  Activity during 2003:
       Issued                                           4,461              547              277              305              430
       Redeemed                                        (5,632)          (1,035)            (416)            (427)            (683)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2003                      7,509            2,275            1,108            1,678            2,439
  Activity during 2004:
       Issued                                           4,308              209              273              239              231
       Redeemed                                        (5,559)            (587)            (288)            (354)            (558)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2004                      6,258            1,897            1,093            1,563            2,112
                                              ================ ================ ================ ================ ================


                                                   Balanced                                           Global
                                                   Capital            High           Natural         Allocation     Utilities and
                                                  Strategy            Yield          Resources        Strategy   Telecommunications
  (In thousands)                                  Portfolio        Portfolio        Portfolio        Portfolio        V.I. Fund
                                              ---------------- ---------------- ---------------- ---------------- ----------------

  Outstanding at January 1, 2002                       19,122            1,475              935            3,609              279
  Activity during 2002:
       Issued                                             850            1,032              475              453               58
       Redeemed                                        (3,179)            (972)            (526)            (886)             (96)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2002                     16,793            1,535              884            3,176              241
  Activity during 2003:
       Issued                                             882              965              291            1,057              151
       Redeemed                                        (2,491)            (998)          (1,175)            (709)            (101)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2003                     15,184            1,502                0            3,524              291
  Activity during 2004:
       Issued                                             910              646                0              983              270
       Redeemed                                        (2,747)            (868)               0             (918)            (311)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2004                     13,347            1,280                0            3,589              250
                                              ================ ================ ================ ================ ================


                                                    Global                          Developing
                                                    Bond             Basic           Capital           Value            Index
                                                    Focus            Value           Markets        Opportunities        500
  (In thousands)                                     Fund          V.I. Fund        V.I. Fund        V.I. Fund        V.I. Fund
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at January 1, 2002                            9            2,504              444            1,117            1,706
  Activity during 2002:
       Issued                                               0              952            3,719            1,035              945
       Redeemed                                            (9)          (1,104)          (3,711)          (1,003)            (941)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2002                          0            2,352              452            1,149            1,710
  Activity during 2003:
       Issued                                               0              733            1,978              761            1,357
       Redeemed                                             0             (669)          (2,430)            (591)          (1,145)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2003                          0            2,416                0            1,319            1,922
  Activity during 2004:
       Issued                                               0              800                0              650            1,131
       Redeemed                                             0             (764)               0             (625)          (1,264)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2004                          0            2,452                0            1,344            1,789
                                              ================ ================ ================ ================ ================



                                                    Global          American        Large Cap      International      Large Cap
                                                    Growth          Balanced          Value            Value            Growth
  (In thousands)                                  V.I. Fund        V.I. Fund        V.I. Fund        V.I. Fund        V.I. Fund
                                              ---------------- ---------------- ---------------- ---------------- ----------------

  Outstanding at January 1, 2002                          372               28              132              812              361
  Activity during 2002:
       Issued                                             258                0              793            5,597              731
       Redeemed                                          (330)              (9)            (509)          (5,547)            (260)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2002                        300               19              416              862              832
  Activity during 2003:
       Issued                                             324                0              817            2,078              514
       Redeemed                                          (211)              (1)            (543)          (2,113)            (488)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2003                        413               18              690              827              858
  Activity during 2004:
       Issued                                             774                1            1,507            1,857            1,104
       Redeemed                                          (781)              (4)            (894)          (1,614)          (1,106)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2004                        406               15            1,303            1,070              856
                                              ================ ================ ================ ================ ================

                                                                                  AllianceBernstein     MFS
                                                   Global         AllianceBernstei   Premier          Emerging           MFS
                                                  Allocation         Quasar           Growth           Growth          Research
  (In thousands)                                  V.I. Fund        Portfolio        Portfolio          Series           Series
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at January 1, 2002                            0              133            1,751              809              457
  Activity during 2002:
       Issued                                               0              325              625              115              131
       Redeemed                                             0             (309)            (849)            (288)            (156)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2002                          0              149            1,527              636              432
  Activity during 2003:
       Issued                                             207              577              276              196               80
       Redeemed                                            (5)            (726)            (488)            (242)            (512)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2003                        202                0            1,315              590                0
  Activity during 2004:
       Issued                                              15                0              155              244                0
       Redeemed                                           (85)               0             (632)            (360)               0
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2004                        132                0              838              474                0
                                              ================ ================ ================ ================ ================


                                                   AIM V.I.        AIM V.I.          Roszel /       Roszel / PIMCO
                                                   Premier          Capital          Delaware       CCM Capital
                                                    Equity        Appreciation        Trend         Appreciation         2002
  (In thousands)                                     Fund             Fund          Portfolio        Portfolio          Trust
                                              ---------------- ---------------- ---------------- ---------------- ----------------

  Outstanding at January 1, 2002                        1,248              471                0                0              529
  Activity during 2002:
       Issued                                             110              144                0                0                0
       Redeemed                                          (393)            (240)               0                0             (529)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2002                        965              375                0                0                0
  Activity during 2003:
       Issued                                             151              172              306              399                0
       Redeemed                                          (349)            (159)             (49)             (11)               0
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2003                        767              388              257              388                0
  Activity during 2004:
       Issued                                              70              155              381              108                0
       Redeemed                                          (262)            (249)            (456)            (168)               0
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2004                        575              294              182              328                0
                                              ================ ================ ================ ================ ================




                                                     2003             2004             2005             2006             2007
   (In thousands)                                   Trust            Trust            Trust            Trust            Trust
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at January 1, 2002                          390              497              238              168              248
  Activity during 2002:
       Issued                                              60               98               28               26               26
       Redeemed                                           (71)            (184)             (31)             (47)             (34)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2002                        379              411              235              147              240
  Activity during 2003:
       Issued                                              32               95               23                9               18
       Redeemed                                          (411)             (76)             (32)             (18)             (45)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2003                          0              430              226              138              213
  Activity during 2004:
       Issued                                               0                5               12               22               34
       Redeemed                                             0             (435)             (63)             (50)             (62)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2004                          0                0              175              110              185
                                              ================ ================ ================ ================ ================


                                                     2008             2009             2010             2011             2013
  (In thousands)                                    Trust            Trust            Trust            Trust            Trust
                                              ---------------- ---------------- ---------------- ---------------- ----------------

  Outstanding at January 1, 2002                          415              231              185               97               51
  Activity during 2002:
       Issued                                              35               12              150                8               10
       Redeemed                                           (60)             (86)            (179)             (50)             (16)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2002                        390              157              156               55               45
  Activity during 2003:
       Issued                                              19               19               46                4                7
       Redeemed                                           (64)             (36)             (41)             (11)             (18)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2003                        345              140              161               48               34
  Activity during 2004:
       Issued                                              26                9               13                4                3
       Redeemed                                           (82)             (24)             (20)              (9)              (5)
                                              ---------------- ---------------- ---------------- ---------------- ----------------
  Outstanding at December 31, 2004                        289              125              154               43               32
                                              ================ ================ ================ ================ ================


                                                     2014             2019
  (In thousands)                                    Trust            Trust
                                              ---------------- ----------------
  Outstanding at January 1, 2002                          474              247
  Activity during 2002:
       Issued                                              53               36
       Redeemed                                          (114)            (226)
                                              ---------------- ----------------
  Outstanding at December 31, 2002                        413               57
  Activity during 2003:
       Issued                                              19              214
       Redeemed                                           (98)            (101)
                                              ---------------- ----------------
  Outstanding at December 31, 2003                        334              170
  Activity during 2004:
       Issued                                              21               40
       Redeemed                                           (60)             (39)
                                              ---------------- ----------------
  Outstanding at December 31, 2004                        295              171
                                              ================ ================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS
MERRILL LYNCH LIFE INSURANCE COMPANY

We have audited the accompanying balance sheets of Merrill Lynch Life Insurance Company (the "Company") as of December 31, 2004 and 2003, and the related statements of earnings, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Merrill Lynch Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, in 2004 the Company changed its method of accounting for long-duration contracts to conform to Statement of Position 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contract and for Separate Accounts."


/s/ Deloitte & Touche, LLP
New York, New York
MARCH 2, 2005

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

BALANCE SHEETS
AS OF DECEMBER 31, 2004 AND 2003
(Dollars in thousands, except common stock par value and shares)

ASSETS                                               2004             2003
------                                               ----             ----
INVESTMENTS:
FIXED MATURITY AVAILABLE-FOR-SALE SECURITIES,
AT ESTIMATED FAIR VALUE (AMORTIZED COST: 2004
- $1,978,713; 2003 - $2,108,310)                $    2,012,589    $    2,157,127
Equity available-for-sale securities, at
estimated fair value (cost: 2004 - $46,264;
2003 - $78,816)                                         50,103            82,469
Trading account securities, at estimated
fair value                                              27,996            26,186
Limited partnerships, at cost                           13,623            11,880
Policy loans on insurance contracts                  1,030,036         1,086,537
                                                --------------    --------------
     Total Investments                               3,134,347         3,364,199
CASH AND CASH EQUIVALENTS                               64,203            75,429
ACCRUED INVESTMENT INCOME                               57,646            63,565
DEFERRED POLICY ACQUISITION COSTS                      392,516           364,414
REINSURANCE RECEIVABLES                                  3,832             6,004
AFFILIATED RECEIVABLES - NET                             5,611                --
RECEIVABLES FROM SECURITIES SOLD                         3,021             1,349
OTHER ASSETS                                            36,186            36,245
SEPARATE ACCOUNTS ASSETS                            11,052,839        10,736,343
                                                --------------    --------------
TOTAL ASSETS                                    $   14,750,201    $   14,647,548
                                                ==============    ==============


See accompanying notes to financial statements.                      (Continued)

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

BALANCE SHEETS (CONTINUED)
AS OF DECEMBER 31, 2004 AND 2003
(Dollars in thousands, except common stock par value and shares)

LIABILITIES AND STOCKHOLDER'S EQUITY                   2004             2003
------------------------------------                   ----             ----
LIABILITIES:
  POLICYHOLDER LIABILITIES AND ACCRUALS:
     Policyholders' account balances               $   2,775,917  $    2,887,937
     Claims and claims settlement expenses                35,145         101,718
                                                   -------------  --------------
        Total Policyholder Liabilities and
        Accruals                                       2,811,062       2,989,655
  OTHER POLICYHOLDER FUNDS                                 7,224          12,915
  LIABILITY FOR GUARANTY FUND ASSESSMENTS                  7,056           7,139
  FEDERAL INCOME TAXES -- DEFERRED                        22,022          31,965
  FEDERAL INCOME TAXES -- CURRENT                         23,616          20,146
  PAYABLES FOR SECURITIES PURCHASED                        2,429             683
  AFFILIATED PAYABLES -- NET                                 --            2,365
  UNEARNED POLICY CHARGE REVENUE                         112,221         107,761
  OTHER LIABILITIES                                          266           3,480
  SEPARATE ACCOUNTS LIABILITIES                       11,052,839      10,730,601
                                                   -------------  --------------
        Total Liabilities                             14,038,735      13,906,710
                                                   -------------  --------------
STOCKHOLDER'S EQUITY:
  Common stock ($10 par value; authorized:
  1,000,000 shares; issued and outstanding:
  250,000 shares)                                          2,500           2,500
  Additional paid-in capital                             397,324         397,324
  Retained earnings                                      297,344         329,549
  Accumulated other comprehensive income                  14,298          11,465
                                                   -------------  --------------
        Total Stockholder's Equity                       711,466         740,838
                                                   -------------  --------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY         $  14,750,201  $   14,647,548
                                                   =============  ==============

See accompanying notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
(Dollars in thousands)

                                              2004          2003           2002
                                              ----          ----           ----
REVENUES:
  Policy charge revenue                  $   236,695    $   228,878    $   239,030
  Net investment income                      157,080        174,662        207,064
  Net realized investment gains
  (losses)                                     3,999            987         (9,056)
                                         -----------    -----------    -----------
     Total Revenues                          397,774        404,527        437,038
                                         -----------    -----------    -----------
BENEFITS AND EXPENSES:
  Interest credited to policyholders'
  account balances                           119,804        128,958        141,373
  Market value adjustment expense              2,713          4,806          3,683
  Policy benefits (net of reinsurance
  recoveries: 2004 - $15,903 2003 -
  $17,641; 2002 - $14,620)                    54,282         64,631         58,060
  Reinsurance premium ceded                   25,197         22,599         23,131
  Amortization of deferred policy
  acquisition costs                            4,904         76,402        101,118
  Insurance expenses and taxes                57,560         52,092         48,527
                                         -----------    -----------    -----------
     Total Benefits and Expenses             264,460        349,488        375,892
                                         -----------    -----------    -----------
     Earnings Before Federal Income
     Tax Provision                           133,314         55,039         61,146
                                         -----------    -----------    -----------
FEDERAL INCOME TAX PROVISION
(BENEFIT):
  Current                                     37,334         67,516        (41,713)
  Deferred                                     3,285        (53,902)        55,301
                                         -----------    -----------    -----------
     Total Federal Income Tax
     Provision                                40,619         13,614         13,588
                                         -----------    -----------    -----------
EARNINGS BEFORE CHANGE IN ACCOUNTING
PRINCIPLE                                     92,695         41,425         47,558
                                         -----------    -----------    -----------
        Change in Accounting
        Principle, Net of Tax                (27,400)           --             --
                                         -----------    -----------    ----------
NET EARNINGS                             $    65,295    $    41,425    $    47,558
                                         ===========    ===========    ===========

See accompanying notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
(Dollars in thousands)

                                          2004          2003          2002
                                          ----          ----          ----
NET EARNINGS                           $    65,295   $    41,425   $    47,558
                                       -----------   -----------   -----------
OTHER COMPREHENSIVE INCOME (LOSS):
  Net unrealized gains (losses) on
  available-for-sale securities:
     Net unrealized holding gains
     (losses) arising during the
     period                                (11,852)       46,905        (1,799)
     Reclassification adjustment for
     (gains) losses included in net
     earnings                               (2,562)        3,286        11,494
                                       -----------   -----------   -----------
        Total net unrealized gains
        (losses) on
        available-for-sale securities      (14,414)       50,191         9,695
     Adjustments for:
          Policyholder liabilities          19,033         6,302       (15,214)
          Deferred policy acquisition
          costs                               (260)       (3,455)            9
          Deferred federal income
          taxes                             (1,526)      (18,563)        1,928
                                       -----------   -----------   -----------
  Total other comprehensive income
  (loss), net of tax                         2,833        34,475        (3,582)
                                       -----------   -----------   -----------
COMPREHENSIVE INCOME                   $    68,128   $    75,900   $    43,976
                                       ===========   ===========   ===========

See accompanying notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
(Dollars in thousands)


                                                               ACCUMULATED
                                    ADDITIONAL                    OTHER         TOTAL
                        COMMON        PAID-IN      RETAINED   COMPREHENSIVE STOCKHOLDER'S
                         STOCK        CAPITAL      EARNINGS   INCOME (LOSS)    EQUITY
                         -----        -------      --------   -------------    ------
BALANCE, JANUARY 1,
2002                   $   2,500     $ 347,324     $ 271,465    $ (19,428)    $ 601,861
  Net earnings                                        47,558                     47,558
  Cash dividend
  paid to parent                                     (30,899)                   (30,899)
  Other
  comprehensive
  loss, net of tax                                                 (3,582)       (3,582)
                       ---------     ---------     ---------    ---------     ---------
BALANCE, DECEMBER
31, 2002                   2,500       347,324       288,124      (23,010)      614,938
  Net earnings                                        41,425                     41,425
  Capital
  contribution from
  parent                                50,000                                   50,000
  Other
  comprehensive
  income, net of
  tax                                                              34,475        34,475
                       ---------     ---------     ---------    ---------     ---------
BALANCE, DECEMBER
31, 2003                   2,500       397,324       329,549       11,465       740,838
  Net earnings                                        65,295                     65,295
  Cash dividend
  paid to parent                                     (97,500)                   (97,500)
  Other
  comprehensive
  income, net of
  tax                                                               2,833         2,833
                       ---------     ---------     ---------    ---------     ---------
BALANCE, DECEMBER
31, 2004               $   2,500     $ 397,324     $ 297,344    $  14,298     $ 711,466
                       =========     =========     =========    =========     =========


See accompanying notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
(Dollars in thousands)


                                                       2004            2003            2002
                                                       ----            ----            ----
Cash Flows From Operating Activities:
  Net earnings                                      $  65,295       $  41,425       $  47,558
  Noncash items included in earnings:
     Change in accounting principle,
     net of tax                                        27,400              --              --
     Amortization of deferred policy
     acquisition costs                                  4,904          76,402         101,118
     Capitalization of policy
     acquisition costs                                (34,116)        (40,051)        (34,391)
     Amortization (accretion) of
     investments                                       10,863           9,883           2,406
     Interest credited to
     policyholders' account balances                  119,804         128,958         141,373
     Change in variable contract
     reserves                                          (1,706)             --              --
     Provision (benefit) for deferred
     Federal income tax                                 3,285         (53,902)         55,301
  (Increase) decrease in operating assets:
     Trading account securities                          (373)           (559)           (456)
     Accrued investment income                          5,919              38           6,281
     Federal income taxes -- current                       --          40,910         (40,910)
     Reinsurance receivables                            2,172           2,193           1,231
     Affiliated receivables -- net                     (5,611)             67             (67)
     Other                                                 59           1,154           4,513
  Increase (decrease) in operating liabilities:
     Claims and claims settlement
     expenses                                           2,648           3,192           3,506
     Other policyholder funds                          (5,691)          1,100          (2,424)
     Liability for guaranty fund
     assessments                                          (83)            (82)         (1,228)
     Federal income taxes -- current                    3,470          20,146          (4,726)
     Affiliated payables -- net                        (2,365)          2,365          (6,113)
     Unearned policy charge revenue                     4,460          (6,013)             98
     Other                                             (3,214)         (2,553)         (1,561)
  Other operating activities:
     Net realized investment (gains)
     losses                                            (3,999)           (987)          9,056
                                                    ---------       ---------       ---------
        Net cash and cash equivalents
        provided by operating
        activities                                  $ 193,121       $ 223,686       $ 280,565
                                                    ---------       ---------       ---------

See accompanying notes to financial statements.                      (Continued)

MERRILL LYNCH LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF CASH FLOWS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
(Dollars in thousands)


                                        2004            2003           2002
                                        ----            ----           ----
Cash Flow From Investing
Activities: Proceeds
from (payments for):
     Sales of
     available-for-sale
     securities                    $      212,732  $      312,514  $    817,498
     Maturities of
     available-for-sale
     securities                           353,824         533,534       360,062
     Purchases of
     available-for-sale
     securities                          (406,551)     (1,097,868)     (988,168)
     Sales of real estate
     held-for-sale                            --              --         22,900
     Sales of limited
     partnerships                           1,357             470           --
     Purchases of limited
     partnerships                          (3,100)           (200)         (880)
     Policy loans on insurance
     contracts                             56,501          57,126        50,815
     Recapture of investment
     in separate accounts                     --            3,015         1,785
     Investment in separate
     accounts                                 --             (304)       (3,554)
                                   --------------  --------------  ------------
        Net cash and cash
        equivalents provided
        by (used in) investing
        activities                        214,763        (191,713)      260,458
                                   --------------  --------------  ------------
Cash Flows From Financing
Activities:
  Proceeds from (payments for):
     Capital contribution
     received from (cash
     dividend paid to) parent             (97,500)         50,000       (30,899)
     Policyholder deposits
     (excludes internal policy
     replacement deposits)                730,643         936,437       640,103
     Policyholder withdrawals
     (including transfers from
     separate accounts)                (1,052,253)     (1,255,198)     (968,439)
                                   --------------  --------------  ------------
        Net cash and cash
        equivalents used in
        financing activities             (419,110)       (268,761)     (359,235)
                                   --------------  --------------  ------------
NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS                 (11,226)       (236,788)      181,788
CASH AND CASH EQUIVALENTS
     Beginning of year                     75,429         312,217       130,429
                                   --------------  --------------  ------------
     End of year                   $       64,203  $       75,429  $    312,217
                                   ==============  ==============  ============
Supplementary Disclosure of
Cash Flow Information:
  Cash paid to affiliates for:
     Federal income taxes          $       33,864  $        6,460  $      3,923
     Interest                                 260             197           125


See accompanying notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

NOTES TO FINANCIAL STATEMENTS
(Dollars in thousands)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    DESCRIPTION OF BUSINESS: Merrill Lynch Life Insurance Company (the "Company") is a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc. ("MLIG"). The Company is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch & Co."). The Company is domiciled in the State of Arkansas.

    The Company sells non-participating annuity products, including variable annuities, modified guaranteed annuities and immediate annuities. The Company is currently licensed to sell insurance and annuities in forty-nine states, the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam. The Company markets its products solely through the retail network of Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("MLPF&S"), a wholly owned broker-dealer subsidiary of Merrill Lynch & Co.

    BASIS OF REPORTING: The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and prevailing industry practices, both of which require management to make estimates that affect the reported amounts and disclosure of contingencies in the financial statements. Actual results could differ from those estimates.

    The significant accounting policies and related judgments underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain.

    For the purpose of reporting cash flows, cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less.

    Certain reclassifications and format changes have been made to prior year amounts to conform to the current year presentation.

    REVENUE RECOGNITION: Revenues for variable annuity contracts consist of policy charges for i) mortality and expense risks, ii) certain benefit guarantees selected by the contract owner, iii) administration fees, iv) annual contract maintenance charges, and v) withdrawal charges assessed on contracts surrendered during the withdrawal charge period.

    Revenues for variable life insurance contracts consist of policy charges for
    i) mortality and expense risks, ii) cost of insurance fees, iii) amortization of front-end and deferred sales charges, and iv) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. The Company does not currently manufacture variable life insurance contracts.

    Revenues for interest-sensitive annuity contracts (market value adjusted annuities, immediate annuities, and single premium deferred annuities) and interest-sensitive life insurance contracts (single premium whole life insurance) consist of i) investment income, ii) gains (losses) on the sale of invested assets, and iii) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. The Company does not currently manufacture single premium deferred annuities or single premium whole life contracts.

    INVESTMENTS: The Company's investments in fixed maturity and equity securities are classified as either available-for-sale or trading and are reported at estimated fair value. Unrealized gains and losses on available-for-sale securities are included in stockholder's equity as a component of accumulated other comprehensive income (loss), net of tax. Unrealized gains and losses on trading account securities are included in net realized investment gains (losses). If management determines that a decline in the value of an available-for-sale security is other-than-temporary, the carrying value is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss. Management makes this determination through a series of discussions with the Company's portfolio managers and credit analysts, information obtained from external sources (i.e. company announcements, ratings agency announcements, or news wire services) and the Company's ability and intent to hold the investments for a period of time sufficient for a forecasted market price recovery up to or beyond the amortized cost of the investment. The factors that may give rise to a potential other-than-temporary impairment include, but are not limited to, i) certain credit-related events such as default of principal or interest payments by the issuer, ii) bankruptcy of issuer iii) certain security restructurings, and iv) fair market value less than amortized cost for an extended period of time. In the absence of a readily ascertainable market value, the estimated fair value on these securities represents management's best estimate and is based on comparable securities and other assumptions as appropriate. Management bases this determination on the most recent information available.

    For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification. Investment transactions are recorded on the trade date.

    Certain fixed maturity and equity securities are considered below investment grade. The Company defines below investment grade securities as unsecured debt obligations or equity positions that have a rating equivalent to Standard and Poor's (or similar rating agency) BB+ or lower.

    Investments in limited partnerships are carried at cost.

    Policy loans on insurance contracts are stated at unpaid principal balances.

    DEFERRED POLICY ACQUISITION COSTS ("DAC"): Certain policy acquisition costs for life and annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as "DAC unlocking". It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of DAC.

    Policy acquisition costs are principally commissions and a portion of certain other expenses relating to policy acquisition, underwriting and issuance that are primarily related to and vary with the production of new business. Insurance expenses and taxes reported in the Statements of Earnings are net of amounts deferred. Policy acquisition costs can also arise from the acquisition or reinsurance of existing inforce policies from other insurers. These costs include ceding commissions and professional fees related to the reinsurance assumed. The deferred costs are amortized in proportion to the estimated future gross profits over the anticipated life of the acquired insurance contracts utilizing an interest methodology.

    During 1990, the Company entered into an assumption reinsurance agreement with an unaffiliated insurer. The acquisition costs relating to this agreement are being amortized over a twenty-five year period using an effective interest rate of 7.5%. This reinsurance agreement provided for payment of contingent ceding commissions, for a ten year period, based upon the persistency and mortality experience of the insurance contracts assumed. Payments made for contingent ceding commissions were capitalized and amortized using an identical methodology as that used for the initial acquisition costs. The following is a reconciliation of the acquisition costs related to this reinsurance agreement for the years ended December 31:

                             2004             2003             2002
                             ----             ----             ----
Beginning balance        $    69,289      $    81,425      $    95,869
Interest accrued               5,197            6,107            7,190
Amortization                 (12,387)         (18,243)         (21,634)
                         -----------      -----------      -----------
Ending balance           $    62,099      $    69,289      $    81,425
                         ===========      ===========      ===========

    The following table presents the expected amortization, net of interest accrued, of these deferred acquisition costs over the next five years. Amortization may be adjusted based on periodic evaluation of the expected gross profits on the reinsured policies.

2005            $ 5,045
2006            $ 5,875
2007            $ 5,629
2008            $ 5,612
2009            $ 5,831

    SEPARATE ACCOUNTS: The Company's Separate Accounts consist of variable annuities and variable life contracts, of which the assets and liabilities are legally segregated and reported as separate captions in the Balance Sheets. Separate Accounts are established in conformity with Arkansas State Insurance Law and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities. The assets of the Separate Accounts are carried at the daily net asset value of the mutual funds in which they invest.

    Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment income and net realized and unrealized gains and losses attributable to Separate Accounts assets supporting variable annuities and variable life contracts accrue directly to the contract owner and are not reported as revenue in the Statements of Earnings. Mortality, policy administration and withdrawal charges associated with Separate Accounts products are included in revenue in the Statements of Earnings.

    POLICYHOLDERS' ACCOUNT BALANCES: Liabilities for the Company's universal life type contracts, including its life insurance and annuity products, are equal to the full accumulation value of such contracts as of the valuation date plus deficiency reserves for certain products. Interest-crediting rates for the Company's fixed-rate products are as follows:

Interest-sensitive life products            4.00%  -  4.85%
Interest-sensitive deferred annuities       1.00%  -  7.40%
Immediate annuities                         3.00%  -  11.00%

    These rates may be changed at the option of the Company after initial guaranteed rates expire, unless contracts are subject to minimum interest rate guarantees.

    CLAIMS AND CLAIMS SETTLEMENT EXPENSES: Liabilities for claims and claims settlement expenses equal the death benefit (plus accrued interest) for claims that have been reported to the Company but have not settled and an estimate, based upon prior experience, for unreported claims.

    INCOME TAXES: The results of operations of the Company are included in the consolidated Federal income tax return of Merrill Lynch & Co. The Company has entered into a tax-sharing agreement with Merrill Lynch & Co. whereby the Company will calculate its current tax provision based on its operations. Under the agreement, the Company periodically remits to Merrill Lynch & Co. its current federal income tax liability.

    The Company provides for income taxes on all transactions that have been recognized in the financial statements in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes. Accordingly, deferred taxes are adjusted to reflect the tax rates at which future taxable amounts will likely be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net earnings in the period during which such changes are enacted. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized. See Note 6 to the Financial Statements for further information.

    The Company is generally subject to taxes on premiums and, in substantially all states, is exempt from state income taxes.

    UNEARNED POLICY CHARGE REVENUE: Certain variable life insurance products contain policy charges that are assessed at policy issuance. These policy charges are deferred and amortized into policy charge revenue based on the estimated future gross profits for each group of contracts. The Company records a liability equal to the unamortized balance of these policy charges.

    ACCOUNTING PRONOUNCEMENTS: On January 1, 2004, the Company adopted the provisions of Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. SOP 03-1 requires the establishment of a liability for contracts that contain death or other insurance benefits using a reserve methodology that is different from the methodology that the Company previously employed. As a result, the Company recorded a $41,304 increase in policyholder liabilities and a $850 decrease in DAC resulting in a charge to earnings of $27,400, net of a federal income tax benefit of $14,754, which was reported as a cumulative effect of a change in accounting principle. For the year ended December 31, 2004, the changes in policyholder liabilities related to SOP 03-1, excluding the change in accounting principle, did not have a material impact on the Company's Statements of Earnings.

    SOP 03-1 also addresses the financial statement treatment of the Company's investment in the Separate Accounts (i.e. seed money investments). SOP 03-1 requires seed money investments to be reported as a General Account asset rather than as a component of Separate Accounts assets. Accordingly, the Company's seed money investment of $121 at December 31, 2004 is reported as an available-for-sale equity security.

    SOP 03-1 requires new disclosures regarding the Company's Separate Accounts and insurance contracts containing guarantee provisions. See Note 5 to the Financial Statements for these disclosures.

    In March 2004, the Emerging Issues Task Force ("EITF") reached a final consensus on Issue 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. EITF 03-1 requires that when the fair value of an investment security is less than its carrying value, an impairment exists for which the determination must be made as to whether the impairment is other-than-temporary. The EITF 03-1 impairment model applies to all investment securities accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and to investment securities accounted for under the cost method to the extent an impairment indicator exists. Under the guidance, the determination of whether an impairment is other-than-temporary and therefore would result in a recognized loss depends on market conditions and management's intent and ability to hold the securities with unrealized losses. In September 2004, the Financial Accounting Standards Board ("FASB") approved FASB Staff Position EITF 03-1, which defers the effective date for recognition and measurement guidance contained in EITF 03-1 until certain issues are resolved. The impact on the Company's Financial Statements will be determined when the final EITF 03-1 is issued. The Company will adopt the guidance at the time it is issued. The Company previously implemented the disclosure requirements of EITF 03-1 in its 2003 Financial Statements. See
    Note 3 to the Financial Statements for additional information.

NOTE 2. ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

    Financial instruments are carried at fair value or amounts that approximate fair value. The carrying value of financial instruments as of December 31 were:

                                                   2004              2003
                                                   ----              ----
Assets:
  Fixed maturity securities (1)              $   2,012,589     $    2,157,127
  Equity securities (1)                             50,103             82,469
  Trading account securities (1)                    27,996             26,186
  Limited partnerships (2)                          13,623             11,880
  Policy loans on insurance contracts (3)        1,030,036          1,086,537
  Cash and cash equivalents (4)                     64,203             75,429
  Separate Accounts assets (5)                  11,052,839         10,736,343
                                             -------------     --------------
Total assets                                 $  14,251,389     $   14,175,971
                                             =============     ==============
Liabilities:
  Policyholders' account balances            $   2,775,917     $    2,887,937
                                             =============     ==============

(1) For publicly traded securities, the estimated fair value is determined using quoted market prices. For securities without a readily ascertainable market value, the Company utilizes pricing services and broker quotes. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the balance sheets. At December 31, 2004 and 2003, securities without a readily ascertainable market value, having an amortized cost of $219,866 and $262,302, had an estimated fair value of $227,109 and $270,731, respectively.

(2) The Company has investments in three limited partnerships that do not have readily ascertainable market values. Management has estimated the fair value as equal to cost based on the review of the underlying investments of the partnerships.

(3) The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

(4) The estimated fair value of cash and cash equivalents approximates the carrying value.

(5) Assets held in Separate Accounts are carried at the net asset value provided by the fund managers.

NOTE 3. INVESTMENTS

    The amortized cost and estimated fair value of investments in fixed maturity securities and equity securities (excluding trading account securities) as of December 31 were:

                                                     2004
                             --------------------------------------------------
                                COST/         GROSS       GROSS      ESTIMATED
                              AMORTIZED     UNREALIZED  UNREALIZED     FAIR
                                 COST         GAINS       LOSSES       VALUE
                                 ----         -----       ------       -----
Fixed maturity securities:
  Corporate debt
  securities                 $  1,883,260   $   40,768   $  8,644   $  1,915,384
  U.S. Government
  and agencies                     52,439        1,143        395         53,187
  Mortgage-backed
  securities                       21,260          762         36         21,986
  Foreign
  governments                      19,373          419        214         19,578
  Municipals                        2,381           73        --           2,454
                             ------------   ----------   --------   ------------
Total fixed
maturity securities          $  1,978,713   $   43,165   $  9,289   $  2,012,589
                             ============   ==========   ========   ============
Equity securities:
  Non-redeemable
  preferred stocks                 46,160        3,835         13         49,982
  Investment in
  Separate Accounts                   104           17        --             121
                             ------------   ----------   --------   ------------
Total equity
securities                   $     46,264   $    3,852   $     13   $     50,103
                             ============   ==========   ========   ============


                                                    2003
                             ----------------------------------------------------
                                 COST/        GROSS       GROSS       ESTIMATED
                              AMORTIZED    UNREALIZED   UNREALIZED      FAIR
                                 COST         GAINS       LOSSES        VALUE
                                 ----         -----       ------        -----
Fixed maturity securities:
  Corporate debt
  securities                 $  2,003,958   $  59,352   $   12,349   $  2,050,961
  U.S. Government
  and agencies                     69,346       1,752          646         70,452
  Mortgage-backed
  securities                       18,999       1,329            1         20,327
  Foreign
  governments                      11,953         345        1,106         11,192
  Municipals                        4,054         141          --           4,195
                             ------------   ---------   ----------   ------------
Total fixed
maturity securities          $  2,108,310   $  62,919   $   14,102   $  2,157,127
                             ============   =========   ==========   ============
Equity securities:
  Non-redeemable
  preferred stocks           $     78,816   $   3,916   $      263   $     82,469
                             ============   =========   ==========   ============


Estimated fair value and gross unrealized losses by length of time that certain fixed maturity and equity securities have been in a continuous unrealized loss position at December 31 were:


                                                                                      2004
                                           -----------------------------------------------------------------------------------------
                                              LESS THAN 12 MONTHS             MORE THAN 12 MONTHS                    TOTAL
                                           -----------------------------------------------------------------------------------------
                                           ESTIMATED       UNREALIZED      ESTIMATED       UNREALIZED      ESTIMATED      UNREALIZED
                                           FAIR VALUE        LOSSES        FAIR VALUE        LOSSES        FAIR VALUE        LOSSES
                                           ----------        ------        ----------        ------        ----------        ------
Fixed maturity securities:
  Corporate debt
  securities                                $550,989        $  4,941        $ 90,768        $  3,704        $641,757        $  8,645
  U.S. Government
  and agencies                                17,025             192          10,824             203          27,849             395
  Foreign
  governments                                 16,276             214              --              --          16,276             214
  Mortgage-backed
  securities                                   9,521              35              89              --           9,610              35
Equity securities:
  Non-redeemable
  preferred stocks                               508              13              --              --             508              13
                                            --------        --------        --------        --------        --------        --------
Total temporarily
impaired securities                         $594,319        $  5,395        $101,681        $  3,907        $696,000        $  9,302
                                            ========        ========        ========        ========        ========        ========

                                                                                      2003
                                           ----------------------------------------------------------------------------------------
                                              LESS THAN 12 MONTHS             MORE THAN 12 MONTHS                    TOTAL
                                           ----------------------------------------------------------------------------------------
                                           ESTIMATED        UNREALIZED       ESTIMATED      UNREALIZED       ESTIMATED    UNREALIZED
                                           FAIR VALUE         LOSSES        FAIR VALUE        LOSSES        FAIR VALUE       LOSSES
                                           ----------         ------        ----------        ------        ----------       ------
Fixed Maturity
Securities:
  Corporate debt
  securities                               $  365,765       $  5,934       $   93,749       $  6,415        $459,514        $ 12,349
  U.S. Government
  and agencies                                 18,458            646              --              --          18,458             646
  Foreign
  governments                                   7,873          1,106              --              --           7,873           1,106
  Mortgage-backed
  securities                                      --             --                93              1              93               1
Equity securities:
  Non-redeemable
  preferred stocks                                --             --             6,909            263           6,909             263
                                           ----------       --------       ----------       --------       ----------      --------
Total temporarily
impaired securities                        $  392,096       $  7,686       $  100,751       $  6,679        $492,847       $  14,365
                                           ==========       ========       ==========       ========       ==========      ========

    Unrealized losses primarily relate to corporate debt securities rated BBB or higher and are due to price fluctuations resulting from changes in interest rates and credit spreads. These investments are not considered other-than-temporarily impaired since based on the most recent available information the Company has the ability and intent to hold the investments for a period of time sufficient for a forecasted market price recovery up to or beyond the amortized cost of the investment.

    The Company recorded realized investment losses due to other-than-temporary declines in fair value of $2,129, $9,139 and $23,997 for the years ended December 31, 2004, 2003 and 2002, respectively.

    The amortized cost and estimated fair value of fixed maturity securities at December 31 by contractual maturity were:


                                                           2004
                                            -----------------------------------
                                              AMORTIZED              ESTIMATED
                                                COST                FAIR VALUE
                                                ----                ----------
Fixed maturity securities:
  Due in one year or less                   $    129,776           $    130,671
  Due after one year through five years        1,280,578              1,294,717
  Due after five years through ten years         452,086                465,924
  Due after ten years                             95,013                 99,291
                                            ------------           ------------
                                               1,957,453              1,990,603
  Mortgage-backed securities                      21,260                 21,986
                                            ------------           ------------
Total fixed maturity securities             $  1,978,713           $  2,012,589
                                            ============           ============

                                                           2003
                                            ------------------------------------
                                              AMORTIZED              ESTIMATED
                                                COST                FAIR VALUE
                                                ----                ----------
Fixed maturity securities:
  Due in one year or less                   $    201,721           $    204,855
  Due after one year through five years        1,302,540              1,332,162
  Due after five years through ten years         430,129                444,803
  Due after ten years                            154,921                154,980
                                            ------------           ------------
                                               2,089,311              2,136,800
  Mortgage-backed securities                      18,999                 20,327
                                            ------------           ------------
Total fixed maturity securities             $  2,108,310           $  2,157,127
                                            ============           ============

    Fixed maturity securities not due at a single maturity date have been included in the preceding table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

    The amortized cost and estimated fair value of fixed maturity securities at December 31 by rating agency equivalent were:

                                                      2004
                                         ------------------------------
                                           AMORTIZED         ESTIMATED
                                             COST           FAIR VALUE
                                             ----           ----------
AAA                                      $    291,059      $    293,009
AA                                            318,463           320,592
A                                             662,445           671,547
BBB                                           686,698           706,358
Below investment grade                         20,048            21,083
                                         ------------      ------------
Total fixed maturity securities          $  1,978,713      $  2,012,589
                                         ============      ============

                                                      2003
                                         ------------------------------
                                           AMORTIZED         ESTIMATED
                                             COST           FAIR VALUE
                                             ----           ----------
AAA                                      $    445,444      $    452,068
AA                                            225,214           225,586
A                                             633,833           648,769
BBB                                           703,750           732,823
Below investment grade                        100,069            97,881
                                         ------------      ------------
Total fixed maturity securities          $  2,108,310      $  2,157,127
                                         ============      ============


    The Company has recorded certain adjustments to DAC and policyholders' account balances in connection with unrealized holding gains or losses on investments classified as available-for-sale. The Company adjusts those assets and liabilities as if the unrealized holding gains or losses had actually been realized, with corresponding credits or charges reported in accumulated other comprehensive income, net of taxes. The components of net unrealized gains (losses) included in accumulated other comprehensive income at December 31 were as follows:

                                                  2004           2003
                                                  ----           ----
Assets:
  Fixed maturity securities                    $   33,876    $   48,817
  Equity securities                                 3,839         3,653
  DAC                                                 --            260
  Separate Accounts assets                            --           (341)
                                               ----------    ----------
                                                   37,715        52,389
Liabilities:
  Policyholders' account balances                  15,717        34,750
  Federal income taxes - deferred                   7,700         6,174
                                               ----------    ----------
                                                   23,417        40,924
Stockholder's equity:
  Accumulated other comprehensive income       $   14,298    $   11,465
                                               ==========    ==========


    Proceeds and gross realized investment gains and losses from the sale of available-for-sale securities for the years ended December 31 were:

                                           2004           2003            2002
                                        ----------     ----------     ----------
Proceeds                                $  212,732     $  312,514     $  817,498
Gross realized investment gains              7,927         13,380         37,899
Gross realized investment losses             5,365         16,071         48,294


    The Company considers fair value at the date of sale to be equal to proceeds received. Proceeds on the sale of available-for-sale securities sold at a realized loss were $66,006, $65,451 and $140,742 for the years ended December 31, 2004, 2003 and 2002, respectively.

    The Company had investment securities with a carrying value of $25,068 and $25,570 that were deposited with insurance regulatory authorities at December 31, 2004 and 2003, respectively.

    Excluding investments in U.S. Government and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

    Net investment income by source for the years ended December 31 was as follows:

                                         2004            2003           2002
                                         ----            ----           ----
Fixed maturity securities            $    97,750     $   107,940    $   128,962
Equity securities                          5,199           9,162         12,624
Real estate held-for-sale                    --              --           3,220
Limited partnerships                          30              28             24
Policy loans on insurance contracts       55,243          58,157         61,390
Cash and cash equivalents                  2,059           2,155          2,912
Other                                        374             233          1,200
                                     -----------     -----------    -----------
Gross investment income                  160,655         177,675        210,332
Less investment expenses                  (3,575)         (3,013)        (3,268)
                                     -----------     -----------    -----------
Net investment income                $   157,080     $   174,662    $   207,064
                                     ===========     ===========    ===========


    Net realized investment gains (losses), for the years ended December 31 were as follows:

                                             2004        2003          2002
                                             ----        ----          ----
 Fixed maturity securities                $  1,628    $   (1,167)   $  (11,416)
 Equity securities                             934          (395)        1,021
 Trading account securities                  1,437         3,678        (2,143)
 Real estate held-for-sale                     --            --          3,453
 Investment in Separate Accounts               --         (1,129)           29
                                          --------    ----------    ----------
 Net realized investment gains (losses)   $  3,999    $      987    $   (9,056)
                                          ========    ==========    ==========


    The Company maintains a trading portfolio comprised of convertible debt and equity securities. The net unrealized holdings gains (losses) on trading account securities included in net realized investment gains (losses) were ($359), $1,663 and ($515) at December 31, 2004, 2003 and 2002, respectively.

NOTE 4. DAC

    The components of amortization of DAC for the years ended December 31 were as follows:

                                           2004           2003          2002
                                           ----           ----          ----
Normal amortization related to
variable life insurance and annuity
insurance contracts                    $    46,230     $  54,549     $   74,107
DAC unlocking                              (41,326)       21,853         27,011
                                       -----------     ---------     ----------
Total amortization of DAC              $     4,904     $  76,402     $  101,118
                                       ===========     =========     ==========


    During 2004, the Company elected to adopt new assumptions for market returns associated with assets held in the Company's variable annuity separate accounts. If returns over a determined historical period differ from the Company's long-term assumption, returns for future determined periods are calculated so that the long-term assumption is achieved. This method for projecting market returns is known as reversion to the mean, a standard industry practice. The Company previously established estimates for market returns based on actual historical results and on future anticipated market returns without the use of a mean reversion technique.

NOTE 5. SEPARATE ACCOUNTS

    VARIABLE ANNUITY CONTRACTS CONTAINING GUARANTEES

    The Company issues variable annuity contracts in which the Company may contractually guarantee to the contract owner a guaranteed minimum death benefit ("GMDB") and/or an optional guaranteed minimum income benefit ("GMIB"). In general, contracts containing GMDB provisions provide a death benefit equal to the greater of the GMDB or the contract value. Depending on the type of contract, the GMDB may equal: i) contract deposits accumulated at a specified interest rate, ii) the contract value on specified contract anniversaries, iii) return of contract deposits, or iv) some combination of these benefits. Each benefit type is reduced for contract withdrawals. In general, contracts containing GMIB provisions provide the option to receive a guaranteed future income stream upon annuitization. There is a waiting period of ten years that must elapse before the GMIB provision can be exercised. The Company began offering GMIB benefits in 2002.

    At December 31, 2004, the Company had the following variable annuity contracts containing guarantees:

                                                   GMDB           GMIB
                                                   ----           ----
Net amount at risk                             $  1,057,678(1)     $ --(2)
Average attained age of contract
owners                                                   67          58
Weighted average period remaining
until expected annuitization                            n/a       9 yrs


      (1) Net amount at risk for GMDB is defined as the current GMDB in excess of the contract owners' account balance at the balance sheet date.

      (2) Net amount at risk for GMIB is defined as the present value of the minimum guaranteed annuity payments available to the contract owner determined in accordance with the terms of the contract in excess of the contract owners' account balance at the balance sheet date.

    The Company has recorded liabilities for contracts containing guarantees as a component of policyholder liabilities in the December 31, 2004 Balance Sheet. Prior to the adoption of SOP 03-1, the Company's liability was $69,221 and was included as a component of claims and claims settlement expenses in the December 31, 2003 Balance Sheet. Changes in these guarantee liabilities are included as a component of policy benefits in the Statements of Earnings. The variable annuity liability for each type of guarantee at December 31, 2004 was as follows:

                                                   GMDB           GMIB
                                                   ----           ----
Balance at January 1, 2004                     $   108,702       $   --
Incurred guarantee benefits                         28,421           587
Paid guarantee benefits                            (30,901)          --
                                               -----------       ------
Balance at December 31, 2004                   $   106,222       $   587
                                               ===========       =======


    The GMDB liability is determined by projecting future expected guaranteed benefits under multiple scenarios for returns on Separate Accounts assets. The Company uses estimates for mortality and surrender assumptions based on actual and projected experience for each contract type. These estimates are consistent with the estimates used in the calculation of DAC.

    At December 31, 2004, contract owners' account balances by mutual fund class for contracts containing each type of guarantee were distributed as follows:

                                            MONEY
                                            MARKET                BOND              EQUITY             BALANCED             TOTAL
                                            ------                ----              ------             --------             -----
GMDB only                                 $  271,469           1,470,963           4,555,552             671,860          $6,969,844
GMIB and GMDB (3)                         $   37,601             278,840             929,006             148,416          $1,393,863
                                          ----------           ---------          ----------          ----------          ----------
Total                                     $  309,070           1,749,803           5,484,558             820,276          $8,363,707
                                          ==========           =========          ==========          ==========          ==========


      (3)   All variable annuity contracts with GMIB provisions include a GMDB.

    VARIABLE LIFE CONTRACTS CONTAINING GUARANTEES

    The Company has issued variable life contracts in which the Company contractually guarantees to the contract owner a GMDB. In general, contracts containing GMDB provisions provide a death benefit equal to the amount specified in the contract regardless of the level of the contract's account value.

    The Company has recorded liabilities for contracts containing guarantees as a component of policyholder liabilities in the Balance Sheets. Changes in the guarantee liability are included as a component of policy benefits in the Statements of Earnings. The variable life GMDB liability at December 31, 2004 was $1,980. The variable life GMDB liability is set as a percentage of asset-based fees and cost of insurance charges deducted from contracts that include a GMDB provision. The percentage is established based on the Company's estimate of the likelihood of future GMDB claims.

    At December 31, 2004, contract owners' account balances by mutual fund class for contracts containing GMDB provisions were distributed as follows:

                              MONEY
                              MARKET              BOND              EQUITY            BALANCED              OTHER           TOTAL
                              ------              ----              ------            --------              -----           -----
GMDB                       $  277,415            415,743            997,103            990,099              8,772         $2,689,132


NOTE 6. FEDERAL INCOME TAXES

    The following is a reconciliation of the provision for income taxes based on earnings before Federal income taxes, computed using the Federal statutory tax rate, versus the reported provision for income taxes for the years ended
    December:

                                             2004          2003          2002
                                             ----          ----          ----
Provision for income taxes computed at
Federal statutory rate                   $   46,660    $   19,264    $   21,401
Increase (decrease) in income taxes
resulting from:
  Dividend received deduction                (6,635)       (3,478)       (7,782)
  Foreign tax credit                            594        (2,172)          (31)
                                         ----------    ----------    ----------
Federal income tax provision             $   40,619    $   13,614    $   13,588
                                         ==========    ==========    ==========


    The Federal statutory rate for each of the three years ended December 31 was 35%.

    The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The sources of these differences and the tax effect of each are as follows:

                                            2004          2003          2002
DAC(1)                                   $   15,013    $   (8,582)   $  (18,789)
Liability for guaranty fund
assessments                                      29            29           430
Investment adjustments                       (1,959)          488           980
Policyholders' account balances(2)           (9,798)      (45,837)       72,680
                                         ----------    ----------    ----------
Deferred Federal income tax
provision (benefit)                      $    3,285    $  (53,902)   $   55,301
                                         ==========    ==========    ==========


      (1) The 2004 amount excludes a deferred tax benefit of $297 related to the adoption of SOP 03-1, as described in Note 1.

      (2) The 2004 amount excludes a deferred tax benefit of $14,457 related to the adoption of SOP 03-1, as described in Note 1.

    Deferred tax assets and liabilities as of December 31 are determined as follows:

                                                           2004          2003
                                                           ----          ----
Deferred tax assets:
  Policyholders' account balances                      $   91,070    $    66,815
  Investment adjustments                                    2,944            985
  Liability for guaranty fund assessments                   2,469          2,498
                                                       ----------    -----------
Total deferred tax assets                                  96,483         70,298
                                                       ----------    -----------
Deferred tax liabilities:
  DAC                                                     106,817         92,101
  Net unrealized investment gain on investment
  securities                                                7,700          6,174
  Other                                                     3,988          3,988
                                                       ----------    -----------
Total deferred tax liabilities                            118,505        102,263
                                                       ----------    -----------
Net deferred tax liability                             $   22,022    $    31,965
                                                       ==========    ===========

    The Company anticipates that all deferred tax assets will be realized; therefore no valuation allowance has been provided.

NOTE 7. REINSURANCE

    In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily excess coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $500 on single life policies and $750 on joint life policies.

    Indemnity reinsurance agreements do not relieve the Company from its obligations to contract owners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. The Company holds collateral under reinsurance agreements in the form of letters of credit and funds withheld totaling $588 that can be drawn upon for delinquent reinsurance recoverables.

    As of December 31, 2004 the Company had the following life insurance inforce:

                                                                    PERCENTAGE
                                CEDED TO    ASSUMED                 OF AMOUNT
                    GROSS         OTHER    FROM OTHER      NET      ASSUMED TO
                    AMOUNT      COMPANIES  COMPANIES      AMOUNT       NET
                    ------      ---------  ---------      ------       ---

Life insurance
inforce          $ 11,083,761  $ 3,230,380  $ 1,055    $ 7,854,436     0.01%


    For variable annuity contracts issued prior to June 2001, the Company has entered into an indemnity reinsurance agreement with an unaffiliated insurer whereby the Company coinsures, on a modified coinsurance basis, 50% of the unaffiliated insurer's variable annuity contracts sold through the Merrill Lynch & Co. distribution system.

    In addition, the Company seeks to limit its exposure to guaranteed features contained in certain variable annuity contracts. Specifically, the Company reinsures certain GMIB and GMDB provisions to the extent reinsurance capacity is available in the marketplace. As of December 31, 2004, 95% and 17% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured.

NOTE 8. RELATED PARTY TRANSACTIONS

    The Company and MLIG are parties to a service agreement whereby MLIG has agreed to provide certain accounting, data processing, legal, actuarial, management, advertising and other services to the Company. Expenses incurred by MLIG in relation to this service agreement are reimbursed by the Company on an allocated cost basis. Charges billed to the Company by MLIG pursuant to the agreement were $33,164, $33,518 and $34,428 for 2004, 2003 and 2002, respectively. Charges attributable to this agreement are included in insurance expenses and taxes, except for investment related expenses, which are included in net investment income. The Company is allocated interest expense on its accounts payable to MLIG that approximates the daily Federal funds rate. Total intercompany interest incurred was $260, $197 and $125 for 2004, 2003 and 2002, respectively. Intercompany interest is included in net investment income.

    The Company and Merrill Lynch Investment Managers, L.P. ("MLIM") are parties to a service agreement whereby MLIM has agreed to provide certain invested asset management services to the Company. The Company pays a fee to MLIM for these services through the MLIG service agreement. Charges attributable to this agreement and allocated to the Company by MLIG were $1,821, $1,845 and $1,787 for 2004, 2003 and 2002, respectively.

    MLIG has entered into agreements with MLIM and Roszel Advisors, LLC, a subsidiary of MLIG (collectively, "Affiliated Investment Advisors"), with respect to administrative services for the Merrill Lynch Series Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Mercury Variable Trust, and MLIG Variable Insurance Trust (collectively, "the Funds"). Certain Separate Accounts of the Company may invest in the various mutual fund portfolios of the Funds in connection with the variable life insurance and annuity contracts the Company has inforce. Under these agreements, the Affiliated Investment Advisors pay MLIG an amount equal to a percentage of the assets invested in the Funds through the Separate Accounts. Revenue attributable to these agreements is included in policy charge revenue. The Company received from MLIG its allocable share of such compensation in the amount of $20,243, $18,471 and $19,677 during 2004, 2003 and 2002, respectively.

    The Company has a general agency agreement with Merrill Lynch Life Agency Inc. ("MLLA") whereby registered representatives of MLPF&S, who are the Company's licensed insurance agents, solicit applications for contracts to be issued by the Company. MLLA is paid commissions for the contracts sold by such agents. Commissions paid to MLLA were $56,506, $60,686 and $43,099 for 2004, 2003 and 2002, respectively. Certain commissions were capitalized as DAC and are being amortized in accordance with the accounting policy discussed in Note 1 to the Financial Statements. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

    While management believes that the service agreements referenced above are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred with an unrelated third party. Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party's representations and contractual obligations thereunder.

NOTE 9. STOCKHOLDER'S EQUITY AND STATUTORY REGULATIONS

    During 2004 and 2002, the Company paid cash dividends of $97,500 and $30,899, respectively, to MLIG, of which $29,322 and $30,899, respectively, were ordinary dividends. During 2003, the Company did not pay a dividend and received a $50,000 capital contribution from MLIG.

    Applicable insurance department regulations require that the Company report its accounts in accordance with statutory accounting practices. Statutory accounting practices differ from principles utilized in these financial statements as follows: policy acquisition costs are expensed as incurred, future policy benefit reserves are established using different actuarial assumptions, provisions for deferred income taxes are limited to temporary differences that will be recognized within one year, and securities are valued on a different basis.

    The Company's statutory financial statements are presented on the basis of accounting practices prescribed or permitted by the Arkansas Insurance Department. The State of Arkansas has adopted the National Association of Insurance Commissioners ("NAIC") statutory accounting practices as a component of prescribed or permitted practices by the State of Arkansas.

    Statutory capital and surplus at December 31, 2004 and 2003, were $284,765 and $295,722, respectively. At December 31, 2004 and 2003, approximately $28,227 and $29,322, respectively, of stockholder's equity was available for distribution to MLIG that does not require approval by the Arkansas Insurance Department.

    The Company's statutory net income (loss) for 2004, 2003 and 2002 was $79,115, $98,570 and ($140,955), respectively. The statutory net loss incurred during 2002 was primarily due to establishing additional policy benefit reserves.

    During 2002, the Company established $144,000 in statutory reserves to support its cashflow testing analysis required by state insurance regulation. As a result, statutory capital and surplus was significantly reduced from December 2001, but remained in excess of regulatory capital requirements. However, due to the inherent volatility in statutory earnings, the Company received a $50,000 capital contribution from MLIG during the first quarter 2003.

    The NAIC utilizes the Risk Based Capital ("RBC") adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should have based upon that company's risk profile. As of December 31, 2004 and 2003, based on the RBC formula, the Company's total adjusted capital level was well in excess of the minimum amount of capital required to avoid regulatory action.

NOTE 10. COMMITMENTS AND CONTINGENCIES

    State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state's life insurance guaranty association. These associations have been established for the protection of contract owners from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer's contract owner obligations (within specified limits). The Company has utilized public information to estimate what future assessments it will incur as a result of insolvencies. At December 31, 2004 and 2003, the Company's estimated liability for future guaranty fund assessments was $7,056 and $7,139, respectively. If additional future insolvencies occur, the Company's estimated liability may not be sufficient to fund these insolvencies and the estimated liability may need to be adjusted. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability appropriately.

    During 2000, the Company committed to participate in a limited partnership. As of December 31, 2004, $7,400 had been advanced towards the Company's $10,000 commitment to the limited partnership. The contractual commitment expires June 2006.

    In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.

NOTE 11. SEGMENT INFORMATION

    In reporting to management, the Company's operating results are categorized into two business segments: Life Insurance and Annuities. The Company's Life Insurance segment consists of variable life insurance and interest-sensitive life insurance contracts. The Company currently does not manufacture, market, or issue life insurance contracts. The Company's Annuity segment consists of variable annuity and interest-sensitive annuity contracts. The accounting policies of the business segments are the same as those described in the summary of significant accounting policies. All revenue and expense transactions are recorded at the contract level and accumulated at the business segment level for review by management. The "Other" category, presented in the following segment financial information, represents net revenues and earnings on invested assets that do not support life or annuity contract owner liabilities.

    The following table summarizes each business segment's contribution to the consolidated amounts.

                                                    2004
                       --------------------------------------------------------------
                          LIFE
                        INSURANCE        ANNUITIES          OTHER           TOTAL
                        ---------        ---------          -----           -----
Policy charge
revenue                $     85,645     $    151,050     $         --    $    236,695
Net interest spread(1)       11,630           16,764            8,882          37,276
Net realized
investment gains
(losses)                        (79)           2,515            1,563           3,999
                       ------------     ------------     ------------    ------------
Net revenues                 97,196          170,329           10,445         277,970
                       ------------     ------------     ------------    ------------
Market value
adjustment expense               --            2,713               --           2,713
Policy benefits              25,405           28,877               --          54,282
Reinsurance premium
ceded                        20,498            4,699               --          25,197
Amortization of DAC          10,495           (5,591)              --           4,904
Insurance expenses
and taxes                     8,726           48,834               --          57,560
                       ------------     ------------     ------------    ------------
Net benefits and
expenses                     65,124           79,532               --         144,656
                       ------------     ------------     ------------    ------------
Earnings before
federal income tax
provision                    32,072           90,797           10,445         133,314
                       ------------     ------------     ------------    ------------
Federal income tax
provision                     7,381           29,582            3,656          40,619
                       ------------     ------------     ------------    ------------
Earnings before
change in
accounting
principle                    24,691           61,215            6,789          92,695
                       ------------     ------------     ------------    ------------
Change in
accounting
principle, net of
tax                          (1,185)         (26,215)              --         (27,400)
                       ------------     ------------     ------------    ------------
Net earnings           $     23,506     $     35,000     $      6,789    $     65,295
                       ============     ============     ============    ============
Balance Sheet
Information:
Total assets           $  4,827,192     $  9,752,836     $    170,173    $ 14,750,201
DAC                         170,192          222,324               --         392,516
Policyholder
liabilities and
accruals                  1,829,825          981,237               --       2,811,062
Other policyholder
funds                         3,965            3,259               --           7,224

                                                  2003
                       --------------------------------------------------------
                          LIFE
                        INSURANCE      ANNUITIES         OTHER         TOTAL
                        ---------      ---------         -----         -----
Policy charge
revenue                $    98,503     $   130,371    $         4    $   228,878
Net interest spread(1)      14,823          25,887          4,994         45,704
Net realized
investment gains
(losses)                    (7,327)          4,497          3,817            987
                       -----------     -----------    -----------    -----------
Net revenues               105,999         160,755          8,815        275,569
                       -----------     -----------    -----------    -----------
Market value
adjustment expense              --           4,806             --          4,806
Policy benefits             18,238          46,393             --         64,631
Reinsurance premium
ceded                       21,337           1,262             --         22,599
Amortization of DAC         31,467          44,935             --         76,402
Insurance expenses
and taxes                    8,192          43,900             --         52,092
                       -----------     -----------    -----------    -----------
Net benefits and
expenses                    79,234         141,296             --        220,530
                       -----------     -----------    -----------    -----------
Earnings before
federal income tax
provision                   26,765          19,459          8,815         55,039
                       -----------     -----------    -----------    -----------
Federal income tax
provision                    5,778           4,751          3,085         13,614
                       -----------     -----------    -----------    -----------
Net earnings           $    20,987     $    14,708    $     5,730    $    41,425
                       ===========     ===========    ===========    ===========
Balance Sheet
Information:
Total assets           $ 5,036,572     $ 9,438,256    $   172,720    $14,647,548
DAC                        178,918         185,496             --        364,414
Policyholder
liabilities and
accruals                 1,916,761       1,072,894             --      2,989,655
Other policyholder
funds                        6,213           6,702             --         12,915

                                                        2002
                       ---------------------------------------------------------------
                          LIFE
                        INSURANCE        ANNUITIES          OTHER            TOTAL
                        ---------        ---------          -----            -----
Policy charge
revenue                $    100,522     $    138,510     $         (2)    $    239,030
Net interest spread(1)       24,791           34,444            6,456           65,691
Net realized
investment losses            (2,087)            (997)          (5,972)          (9,056)
                       ------------     ------------     ------------     ------------
Net revenues                123,226          171,957              482          295,665
                       ------------     ------------     ------------     ------------
Market value
adjustment expense               --            3,683               --            3,683
Policy benefits              19,632           38,428               --           58,060
Reinsurance premium
ceded                        22,883              248               --           23,131
Amortization of DAC          41,190           59,928               --          101,118
Insurance expenses
and taxes                     7,602           40,925               --           48,527
                       ------------     ------------     ------------     ------------
Net benefits and
expenses                     91,307          143,212               --          234,519
                       ------------     ------------     ------------     ------------
Earnings before
federal income tax
provision                    31,919           28,745              482           61,146
                       ------------     ------------     ------------     ------------
Federal income tax
provision                     8,734            4,685              169           13,588
                       ------------     ------------     ------------     ------------
Net earnings           $     23,185     $     24,060     $        313     $     47,558
                       ============     ============     ============     ============
Balance Sheet
Information:
Total assets           $  4,970,748     $  8,110,326     $     14,820     $ 13,095,894
DAC                         211,999          192,221               --          404,220
Policyholder
liabilities and
accruals                  2,005,718        1,176,850               --        3,182,568
Other policyholder
funds                         4,995            6,820               --           11,815



      (1) Management considers investment income net of interest credited to contract owners' account balances in evaluating results.

    The following table summarizes the Company's net revenues by contract type for 2004, 2003 and 2002:

                                          2004           2003            2002
                                          ----           ----            ----
Life Insurance:
  Variable life                        $   85,999     $   97,002      $  102,603
  Interest-sensitive whole life            11,197          8,997          20,623
                                       ----------     ----------      ----------
Total Life Insurance                       97,196        105,999         123,226
                                       ----------     ----------      ----------
Annuities:
  Variable annuities                      159,528        139,577         139,210
  Interest-sensitive annuities             10,801         21,178          32,747
                                       ----------     ----------      ----------
Total Annuities                           170,329        160,755         171,957
                                       ----------     ----------      ----------
Other                                      10,445          8,815             482
                                       ----------     ----------      ----------
Net Revenues                           $  277,970     $  275,569      $  295,665
                                       ==========     ==========      ==========



                                    * * * * *

                                     PART C

                               OTHER INFORMATION

ITEM 26.       EXHIBITS

(a)   Board of Directors Resolutions.
      (1) Resolutions of the Board of Directors of Merrill Lynch Life Insurance Company establishing the Separate Account. (Incorporated by Reference to Post-Effective Amendment No. 7 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43057).)
      (2) Board Resolution for Merger and Combination of Accounts. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(b)   Custodian Agreements. Not applicable.

(c)   Underwriting Contracts.
      (1) Distribution Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (2) Amended Sales Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(d)   Contracts.
      (1) Modified Single Premium Variable Life Insurance Policy. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (2) Guarantee of Insurability Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (3) Death Benefit Proceeds Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (4) Single Premium Immediate Annuity Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (5) Change of Insured Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (6) Partial Withdrawal Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (7) Special Allocation Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (8) Backdating Endorsement. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (9) Additional Payment Endorsement. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (10) Certificate of Assumption. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (11) Company Name Change Endorsement. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(e)   Applications.
      (1) Application form for Modified Single Premium Variable Life Insurance Policy. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(f)   Depositor's Certificate of Incorporation and By-Laws.
      (1) Articles of Amendment, Restatement, and Redomestication of the Articles of Incorporation of Merrill Lynch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (2) Amended and Restated By-Laws of Merrill Lynch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(g)   Reinsurance Contracts.
      Not Applicable.

(h)   Participation Agreements.
      (1) Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Series Fund, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (2) Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Funds Distributor, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (3) Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (4) Participation Agreement among Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, and Monarch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 3 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (5) Form of Participation Agreement among Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Family Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43058).)
      (6) Form of Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 10 to the Registration Statement filed on Form N-4 (File No. 33-43773).)
      (7) Form of Participation Agreement Among MFS Variable Insurance Trust, Merrill Lynch Life Insurance Company, and Massachusetts Financial Services Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 10 to the Registration Statement filed on Form N-4 (File No. 33-43773).)
      (8) Participation Agreement By and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 11 to the Registration Statement filed on Form N-4 (File No. 33-43773).)
      (9) Form of Participation Agreement among Merrill Lynch Life Insurance Company, Hotchkis and Wiley Variable Trust, and Hotchkis and Wiley. (Incorporated by reference to Merrill

             Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 12 to Form N-4 Registration No. 33-43773 Filed May 1, 1998.)
      (10) Form of Participation Agreement between Merrill Lynch Life Insurance Company and Mercury Asset Management V.I. Funds, Inc. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 15 to Form N-4 Registration No. 33-43773 Filed April 14, 1999.)
      (11) Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43773 Filed December 10, 1996.)
      (12) Amendment to the Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (13) Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated May 1, 1997. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (14) Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated June 5, 1998. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (15) Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated July 22, 1999. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (16) Amendment to the Participation Agreement Among MFS(R) Variable Insurance Trust(SM), Merrill Lynch Life Insurance Company, and Massachusetts Financial Services Company dated May 1, 1997. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (17) Amendment to the Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)
      (18) Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company and Hotchkis and Wiley Variable Trust. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(i)   Administrative Contracts.
      (1) Amended form of terminated Service Agreement between Merrill Lynch Life Insurance Company and Monarch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (2) Service Agreement among Merrill Lynch Life Insurance Company, Family Life Insurance Company and Merrill Lynch Insurance Group, Inc. (Incorporated by reference to Post-Effective Amendment No. 4 filed by the Registrant on Form S-6 (File No. 33-43058).)

(j)   Other Material Contracts.
      Not applicable.

(k)   Legal Opinion.
      (1) Opinion and Consent of Barry G. Skolnick, Esq. as to the legality of the securities being registered. (Incorporated by Reference to Post-Effective Amendment No. 6 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43058).)

(l)   Actuarial Opinion.
      Not applicable.

(m)   Calculations.
      Not applicable.

(n)   Other Opinions.
      (1)     Written Consent of Barry G. Skolnick, Esq.
      (2)     Written Consent of Deborah J. Adler, FSA, MAAA.

      (3) Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.


(o)   Omitted Financial Statements.
      Not Applicable.

(p)   Initial Capital Agreements.
      Not Applicable.

(q)   Redeemability Exemption.
      (1) Memorandum describing Merrill Lynch Life Insurance Company's Issuance, Transfer and Redemption Procedures. (Incorporated by reference to Post-Effective Amendment No. 4 filed by the Registrant on Form S-6 (File No. 33-43058).)
      (2) Supplement to Memorandum describing Merrill Lynch Life Insurance Company's Issuance, Transfer and Redemption Procedures. (Incorporated by Reference to Registrant's Post-Effective Amendment No. 8 to the Registration Statement filed on Form S-6 (File No. 33-55472).)

(r)   Powers of Attorney.
      (1) Power of Attorney of Barry G. Skolnick. (Incorporated by Reference to Post-Effective Amendment No. 2 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)
      (2) Power of Attorney from H. McIntyre Gardner. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-63904 Filed June 26, 2001.)
      (3) Power of Attorney from Christopher J. Grady. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, Registration No. 333-63904 Filed June 26, 2001.)
      (4) Power of Attorney from Nikos K. Kardassis. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Pre-Effective Amendment No. 1 to Form N-4, Registration No. 333-63904 Filed September 10, 2001.)
      (5) Power of Attorney for Deborah J. Adler. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, File No. 333-90243 Filed April 22, 2003.)
      (6) Power of Attorney for Joseph E. Justice. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A's Registration Statement on Form N-4, File No. 333-90243 Filed April 22, 2003.)

ITEM 27.     DIRECTORS AND OFFICERS OF THE DEPOSITOR*


---------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS            POSITIONS AND OFFICES WITH DEPOSITOR
---------------------------------------------------------------------------------------------
 Deborah J. Adler(1)                            Director, Senior Vice President, and Chief
                                                Actuary
---------------------------------------------------------------------------------------------
 H. McIntyre Gardner(2)                         Director and Chairman of the Board
---------------------------------------------------------------------------------------------
 Christopher J. Grady(4)                        Director and Senior Vice President
---------------------------------------------------------------------------------------------
 Joseph E. Justice(1)                           Director, Senior Vice President, Chief
                                                Financial Officer, and Treasurer
---------------------------------------------------------------------------------------------
 Nikos K. Kardassis(4)                          Director, President and Chief Executive
                                                Officer
---------------------------------------------------------------------------------------------
 Barry G. Skolnick(1)                           Director, Senior Vice President, and General
                                                Counsel
---------------------------------------------------------------------------------------------
 Andrew J. Bucklee(1)                           Vice President
---------------------------------------------------------------------------------------------
 Toni DeChiara(1)                               Vice President
---------------------------------------------------------------------------------------------
 Alison Denis(4)                                Senior Vice President
---------------------------------------------------------------------------------------------
 Edward W. Diffin, Jr.(1)                       Vice President and Senior Counsel
---------------------------------------------------------------------------------------------
 Scott Edblom(1)                                Vice President and Product Actuary
---------------------------------------------------------------------------------------------
 Amy L. Ferrero(3)                              Senior Vice President, Administration
---------------------------------------------------------------------------------------------
 Frances C. Grabish(1)                          Vice President and Senior Counsel
---------------------------------------------------------------------------------------------
 Roger Helms(1)                                 Vice President
---------------------------------------------------------------------------------------------
 Radha Lakshminarayanan(1)                      Vice President and Corporate Actuary
---------------------------------------------------------------------------------------------
 Patrick Lusk(1)                                Vice President and Appointed Actuary
---------------------------------------------------------------------------------------------
 Robin A. Maston(1)                             Vice President and Senior Compliance Officer
---------------------------------------------------------------------------------------------
 Jane R. Michael(3)                             Vice President
---------------------------------------------------------------------------------------------
 Paul Michalowski(1)                            Vice President
---------------------------------------------------------------------------------------------
 Terry L. Rapp(1)                               Vice President and Senior Compliance Officer
---------------------------------------------------------------------------------------------
 Concetta M. Ruggiero(4)                        Senior Vice President
---------------------------------------------------------------------------------------------
 Lori M. Salvo(1)                               Vice President, Senior Counsel, Chief
                                                Compliance Officer, Director of Compliance,
                                                and Secretary
---------------------------------------------------------------------------------------------
 Sarah Scanga(1)                                Vice President
---------------------------------------------------------------------------------------------
 Cheryl Y. Sullivan(1)                          Vice President and Counsel
---------------------------------------------------------------------------------------------
 Greta Rein Ulmer(1)                            Vice President and Senior Compliance Officer
---------------------------------------------------------------------------------------------
 Kelley Woods(3)                                Vice President
---------------------------------------------------------------------------------------------
 Connie F. Yost(1)                              Vice President and Controller
---------------------------------------------------------------------------------------------


* Each director is elected to serve until the next annual shareholder meeting or until his or her successor is elected and shall have qualified.

-------------------------------
(1) Business Address is 1300 Merrill Lynch Drive, Pennington, New Jersey 08534.
(2) Business Address is 4 World Financial Center New York, NY 10080.
(3) Business Address is 4804 Deer Lake Drive East Jacksonville, FL 32246.
(4) Business Address is 800 Scudders Mill Road-3D Plainsboro, NJ 08536.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Merrill Lynch Life Insurance Company is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.

A list of subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.") appears below.

                         SUBSIDIARIES OF THE REGISTRANT


The following are subsidiaries of ML & Co. as of February 22, 2005 and the states or jurisdictions in which they are organized. Indentation indicates the principal parent of each subsidiary. Except as otherwise specified, in each case ML & Co. owns, directly or indirectly, at least 99% of the voting securities of each subsidiary. The names of particular subsidiaries have been omitted because, considered in the aggregate as a single subsidiary, they would not constitute, as of the end of the year covered by this report, a "significant subsidiary" as that term is defined in Rule 1.02(w) of Regulation S-X under the Securities Exchange Act of 1934.



                                                                STATE OR
NAME                                                            JURISDICTION OF ENTITY
----                                                            ----------------------
Merrill Lynch & Co., Inc. ..................................    Delaware
  Merrill Lynch, Pierce, Fenner & Smith Incorporated (1)....    Delaware
     Merrill Lynch Life Agency Inc. (2).....................    Washington
     Merrill Lynch Professional Clearing Corp. (3)..........    Delaware
  Merrill Lynch Capital Services, Inc. .....................    Delaware
     Merrill Lynch Commodities, Inc. .......................    Delaware
       Merrill Lynch Commodities (Europe) Holdings
          Limited...........................................    England
          Merrill Lynch Commodities (Europe) Limited........    England
            Merrill Lynch Commodities (Europe) Trading
               Limited......................................    England
            Merrill Lynch Commodities GmbH..................    Germany
  Merrill Lynch Government Securities, Inc. ................    Delaware
     Merrill Lynch Money Markets Inc. ......................    Delaware
  Merrill Lynch Group, Inc. ................................    Delaware
     Investor Protection Insurance Company..................    Vermont
     Merrill Lynch Credit Reinsurance Limited...............    Bermuda
     FAM Distributors, Inc. ................................    Delaware
     Merrill Lynch Investment Managers Group Limited (4)....    England
       Merrill Lynch Investment Managers (Channel Island)
          Limited (4).......................................    England
       Merrill Lynch Investment Managers (Dublin) Limited
          (4)...............................................    Ireland
       Merrill Lynch Investment Managers Limited (Australia)
          (4)...............................................    Australia
       Merrill Lynch Pensions Limited.......................    England
       Merrill Lynch Investment Managers (Isle of Man)
          Holdings Limited (4)..............................    Isle of Man
            Merrill Lynch Fund Managers (Isle of Man)
               Limited......................................    Isle of Man
       Merrill Lynch Investment Managers Holdings Limited...    England
       Merrill Lynch Investment Managers Limited............    England
            Merrill Lynch Fund Managers Limited.............    England
            Merrill Lynch Investment Managers Societa di
               Gestione del Risparmio S.p.A. ...............    Italy
            Merrill Lynch Investment Managers International
               Limited......................................    England

                                                                STATE OR
NAME                                                            JURISDICTION OF ENTITY
----                                                            ----------------------
     Princeton Services, Inc. ..............................    Delaware
       Fund Asset Management, L.P. (5)......................    Delaware
            IQ Investment Advisors LLC......................    Delaware
       Merrill Lynch Investment Managers, L.P. (5)..........    Delaware
            Merrill Lynch Investment Managers, LLC..........    Delaware
            Merrill Lynch Alternative Investments LLC.......    Delaware
       Princeton Administrators, L.P. (5)...................    Delaware
     Merrill Lynch Bank & Trust Co. ........................    New Jersey
       Financial Data Services, Inc. .......................    Florida
            ML Mortgage Holdings Inc. ......................    Delaware
     Merrill Lynch Insurance Group, Inc. ...................    Delaware
       Merrill Lynch Life Insurance Company.................    Arkansas
       ML Life Insurance Company of New York................    New York
       Roszel Advisors, LLC.................................    Delaware
     Merrill Lynch International Finance Corporation........    New York
       Merrill Lynch International Bank Limited.............    England
            Majestic Acquisitions Limited...................    England
               Mortgage Holdings Limited....................    England
                 Mortgages PLC..............................    England
                 Genesis Home Loans PLC.....................    England
                 Mortgages 1 Limited........................    England
            Merrill Lynch Bank (Suisse) S.A. ...............    Switzerland
               MLBS Fund Management S.A. ...................    Switzerland
       Merrill Lynch Group Holdings Limited.................    Ireland
            Merrill Lynch Capital Markets Bank Limited......    Ireland
     Merrill Lynch Diversified Investments, Inc. ...........    Delaware
          Merrill Lynch Credit Products, L.L.C. ............    Delaware
            Merrill Lynch Mortgage Capital Inc. ............    Delaware
               Merrill Lynch Mortgage Lending, Inc. ........    Delaware
               Wilshire Credit Corporation..................    Delaware
     Merrill Lynch Trust Company, FSB.......................    Federal
     MLDP Holdings, Inc. ...................................    Delaware
       Merrill Lynch Derivatives Products AG................    Switzerland
     ML IBK Positions, Inc. ................................    Delaware
       Merrill Lynch PCG, Inc. .............................    Delaware
       Merrill Lynch Capital Corporation....................    Delaware
     ML Leasing Equipment Corp. (6).........................    Delaware
     Merrill Lynch Canada Holdings Company..................    Nova Scotia
       Merrill Lynch Canada Finance Company.................    Nova Scotia
       Merrill Lynch & Co., Canada Ltd. ....................    Ontario
            Merrill Lynch Financial Assets Inc. ............    Canada
            Merrill Lynch Canada Inc. ......................    Canada
  Merrill Lynch Bank USA....................................    Utah
     MLBUSA Funding Corporation.............................    Delaware

                                                                STATE OR
NAME                                                            JURISDICTION OF ENTITY
----                                                            ----------------------
     Merrill Lynch Business Financial Services Inc. (7).....    Delaware
     Merrill Lynch Credit Corporation.......................    Delaware
       Merrill Lynch NJ Investment Corporation..............    New Jersey
     Merrill Lynch Utah Investment Corporation..............    Utah
     Merrill Lynch Community Development Company, LLC.......    New Jersey
     Merrill Lynch Commercial Finance Corp. ................    Delaware
     Merrill Lynch Private Finance Inc. ....................    Delaware
  Merrill Lynch International Incorporated..................    Delaware
     Merrill Lynch Futures (Hong Kong) Limited..............    Hong Kong
     Merrill Lynch Taiwan Limited...........................    Taiwan
     Merrill Lynch International Bank.......................    Federal
     Merrill Lynch Reinsurance Solutions LTD................    Bermuda
     Merrill Lynch (Australasia) Pty Limited................    New South Wales, Australia
       Merrill Lynch Finance (Australia) Pty Limited........    Victoria, Australia
       Merrill Lynch Markets (Australia) Pty Limited........    New South Wales, Australia
            Merrill Lynch Private (Australia) Limited.......    Victoria, Australia
            Merrill Lynch Equities (Australia) Limited......    Victoria, Australia
            Berndale Securities Limited.....................    Victoria, Australia
               Merrill Lynch (Australia) Nominees Pty
                 Limited....................................    New South Wales, Australia
            Merrill Lynch International (Australia) Pty
               Limited......................................    New South Wales, Australia
               Merrill Lynch (Australia) Futures Limited....    New South Wales, Australia
               Merrill Lynch Private (Australia) Limited....    New South Wales, Australia
     Merrill Lynch International Holdings Inc. .............    Delaware
       PT Merrill Lynch Indonesia...........................    Indonesia
       Merrill Lynch Bank and Trust Company (Cayman)            Cayman Islands, British West
          Limited...........................................      Indies
            Institucion Financiera Externa Merrill Lynch
               Bank (Uruguay) S.A. .........................    Uruguay
            Merrill Lynch Espanola Agencia de Valores
               S.A. ........................................    Spain
          Merrill Lynch Capital Markets AG (8)..............    Switzerland
          Merrill Lynch Europe PLC..........................    England
            Merrill Lynch Asset Management U.K. Limited.....    England
            Merrill Lynch Global Asset Management Limited...    England
            Merrill Lynch, Pierce, Fenner & Smith Limited...    England
            Merrill Lynch Administration Services
               (Luxembourg) S.a r.l. .......................    Luxembourg
            ML UK Capital Holdings (9)......................    England
               Merrill Lynch International (10).............    England
            Merrill Lynch Capital Markets Espana S.A.,
               S.V. ........................................    Spain
            Merrill Lynch (Singapore) Pte. Ltd. (11)........    Singapore
          Merrill Lynch South Africa (Pty) Ltd. (12)........    South Africa
          Merrill Lynch Mexico, S.A. de C.V., Casa de
            Bolsa...........................................    Mexico
          Merrill Lynch Argentina S.A. .....................    Argentina

                                                                STATE OR
NAME                                                            JURISDICTION OF ENTITY
----                                                            ----------------------
          Merrill Lynch Pierce Fenner & Smith de Argentina
            S.A.F.M. y de M.................................    Argentina
          Banco Merrill Lynch de Investimentos S.A. ........    Brazil
            Merrill Lynch S.A. Corretora de Titulos e
               Valores Mobiliarios..........................    Brazil
          Merrill Lynch S.A. ...............................    Luxembourg
          Merrill Lynch Europe Ltd. ........................    Cayman Islands, British West
                                                                  Indies
          Merrill Lynch France S.A.S. ......................    France
            Merrill Lynch Capital Markets (France)
               S.A.S. ......................................    France
            Merrill Lynch, Pierce, Fenner & Smith SAS.......    France
          Merrill Lynch (Asia Pacific) Limited..............    Hong Kong
            Merrill Lynch Far East Limited..................    Hong Kong
     Merrill Lynch Japan Securities Co., Ltd. ..............    Japan
          Merrill Lynch Japan Finance Co., Ltd. ............    Japan
  Herzog, Heine, Geduld, LLC................................    Delaware
  Merrill Lynch Financial Markets Inc. .....................    Delaware


---------------

 (1) Also conducts business under the name "Merrill Lynch & Co."



 (2) Similarly named affiliates and subsidiaries that engage in the sale of insurance and annuity products are incorporated in various other jurisdictions.



 (3) The preferred stock of the corporation is owned by an unaffiliated group of investors.



 (4) Held through several intermediate holding companies.



 (5) Princeton Services, Inc. is the general partner and ML & Co. is the limited partner of these partnerships.



 (6) This corporation has 31 direct and indirect subsidiaries operating in the United States and serving as either general partners or associate general partners of limited partnerships.



 (7) Also conducts business under the name "Merrill Lynch Capital."



 (8) Also conducts business under the names "Merrill Lynch Capital Markets S.A." and "Merrill Lynch Capital Markets Ltd."



 (9) Held through intermediate subsidiaries.



(10) Partially owned by another indirect subsidiary of ML & Co.



(11) Held through intermediate subsidiaries.



(12) Held through intermediate subsidiaries.

ITEM 29.     INDEMNIFICATION

Merrill Lynch Life Insurance Company's By-Laws provide, in Article VI, as follows:

SECTION 1. ACTIONS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

SECTION 2. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

SECTION 3. RIGHT TO INDEMNIFICATION. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

SECTION 4. DETERMINATION OF RIGHT TO INDEMNIFICATION. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Any persons serving as an officer, director or trustee of a corporation, trust, or other enterprise, including the Registrant, at the request of Merrill Lynch & Co., Inc. are entitled to indemnification from Merrill Lynch & Co. Inc., to the fullest extent authorized or permitted by law, for liabilities with respect to actions taken or omitted by such persons in any capacity in which such persons serve Merrill Lynch & Co., Inc. or such other corporation, trust, or other enterprise. Any action initiated by any such person for which indemnification is provided shall be approved by the Board of Directors of Merrill Lynch & Co., Inc. prior to such initiation.

DIRECTORS' AND OFFICERS' INSURANCE

Merrill Lynch & Co., Inc. has purchased from Corporate Officers' and Directors' Assurance Company directors' and officers' liability insurance policies which cover, in addition to the indemnification described above, liabilities for which indemnification is not provided under the By-Laws. The Company will pay an allocable portion of the insurance premium paid by Merrill Lynch & Co., Inc. with respect to such insurance policy.

ARKANSAS BUSINESS CORPORATION LAW

In addition, Section 4-26-814 of the Arkansas Business Corporation Law generally provides that a corporation has the power to indemnify a director or officer of the corporation, or a person serving at the request of the corporation as a director or officer of another corporation or other enterprise against any judgements, amounts paid in settlement, and reasonably incurred expenses in a civil or criminal action or proceeding if the director or officer acted in good faith in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation (or, in the case of a criminal action or proceeding, if he or she in addition had no reasonable cause to believe that his or her conduct was unlawful).

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.     PRINCIPAL UNDERWRITERS

(a) Merrill Lynch, Pierce, Fenner & Smith Incorporated also acts as principal underwriter for the following additional funds: CBA Money Fund; CMA Government Securities Fund; CMA Money Fund; CMA Tax-Exempt Fund; CMA Treasury Fund; CMA Multi-State Municipal Series Trust; WCMA Money Fund; WCMA Government Securities Fund; WCMA Tax-Exempt Fund; WCMA Treasury Fund; The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities; The Fund of Stripped ("Zero") U.S. Treasury Securities; Merrill Lynch Trust for Government Securities; MLIG Variable Insurance Trust; Municipal Income Fund; Municipal Investment Trust Fund; The Municipal Fund Accumulation Program, Inc.; Defined Asset Funds; Corporate Income Fund; Government Securities Income Fund; Equity Investor Fund; and Protected Income Strategies Fund, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated also acts as principal underwriter for the following additional accounts: Merrill Lynch Life Variable Annuity Separate Account A; Merrill Lynch Life Variable Annuity Separate Account B; Merrill Lynch Life Variable Annuity Separate Account C; Merrill Lynch Life Variable Annuity Separate Account D; Merrill Lynch Variable Life Separate Account; Merrill Lynch Life Variable Annuity Separate Account; ML of New York Variable Life Separate Account; ML of New York Variable Life Separate Account II; ML of New York Variable Annuity Separate Account; ML of New York Variable Annuity Separate Account A; ML of New York Variable Annuity Separate Account B; ML of New York Variable Annuity Separate Account C; and ML of New York Variable Annuity Separate Account D.

(b) The directors, president, treasurer and executive vice presidents of Merrill Lynch, Pierce, Fenner & Smith Incorporated are as follows:

NAME AND PRINCIPAL
BUSINESS ADDRESS                                  POSITIONS AND OFFICES WITH UNDERWRITER
------------------                                --------------------------------------
Candace E. Browning                    Director and Senior Vice President
Gregory J. Fleming                     Director and Executive Vice President
James P. Gorman                        Director, Chairman of the Board and Chief Executive Officer
Do Woo Kim                             Director and Executive Vice President
Carlos M. Morales                      Director and Senior Vice President
Rosemary T. Berkery                    Executive Vice President
Ahmass L. Fakahany                     Executive Vice President
Allen G. Braithwaite, III              Treasurer

-------------------------------

Business address for all persons listed: 4 World Financial Center, New York, NY 10080

(c) Not Applicable.

ITEM 31.     LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the depositor at the principal executive offices at 1300 Merrill Lynch Drive, 2nd Floor, Pennington, New Jersey 08534 and the Service Center at 4804 Deer Lake Drive East, Jacksonville, Florida 32246.

ITEM 32.     MANAGEMENT SERVICES

Not applicable.

ITEM 33.     FEE REPRESENTATION

Merrill Lynch Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Merrill Lynch Life Insurance Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Merrill Lynch Life Variable Life Separate Account II, certifies that this Post-Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485, and accordingly, has caused this Amendment to be signed on its behalf, in the Borough of Pennington, State of New Jersey, on this 28th day of April, 2005.


                                              Merrill Lynch Life Variable Life
                                              Separate Account II
                                                             (Registrant)

Attest: /s/ EDWARD W. DIFFIN, JR.             By: /s/ BARRY G. SKOLNICK
                                              -------------------------------------------------------
----------------------------------------         Barry G. Skolnick
       Edward W. Diffin, Jr.                     Senior Vice President and General Counsel
       Vice President and Senior Counsel

                                              Merrill Lynch Life Insurance Company
                                                             (Depositor)



Attest: /s/ EDWARD W. DIFFIN, JR.             By: /s/ BARRY G. SKOLNICK
                                              -------------------------------------------------------
----------------------------------------         Barry G. Skolnick
       Edward W. Diffin, Jr.                     Senior Vice President and General Counsel
       Vice President and Senior Counsel


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to the registration statement has been signed below by the following persons in the capacities indicated on April 28, 2005.


             SIGNATURE                                      TITLE
             ---------                                      -----

                 *                     Director, Senior Vice President, and Chief
------------------------------------   Actuary
          Deborah J. Adler


                 *                     Director and Chairman of the Board
------------------------------------
        H. McIntyre Gardner


                 *                     Director and Senior Vice President
------------------------------------
         Christopher Grady


                 *                     Director, Senior Vice President, Chief
------------------------------------   Financial Officer, and Treasurer
         Joseph E. Justice


                 *                     Director, President, and Chief Executive
------------------------------------   Officer
         Nikos K. Kardassis


* By:     /s/ BARRY G. SKOLNICK        In his own capacity as Director, Senior Vice
      ------------------------------   President, and General Counsel, and as
            Barry G. Skolnick          Attorney-In-Fact

                                  EXHIBIT LIST

Exhibit (n)(1) Written Consent of Barry J. Skolnick, Esq.

Exhibit (n)(2) Written Consent of Deborah J. Adler, FSA, MAAA.


Exhibit (n)(3) Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.